              --------------------------------------------------
                       PRO FORMA VALUATION UPDATE REPORT
                            MUTUAL HOLDING COMPANY
                                STOCK OFFERING

                        BALTIMORE COUNTY SAVINGS BANK,
                                    F.S.B.
                              Baltimore, Maryland


                                 Dated As Of:
                                March 27, 1998

              --------------------------------------------------












                                 Prepared By:

                               RP Financial, LC.
                            1700 North Moore Street
                                  Suite 2210
                           Arlington, Virginia 22209

                [LETTERHEAD OF RP FINANCIAL, LC. APPEARS HERE]



                                                         March 27, 1998

Board of Directors
Baltimore County Savings Bank, F.S.B.
4111 East Joppa Road
Suite 300
Baltimore, Maryland  21236

Gentlemen:

     We have completed and hereby provide an updated appraisal of the estimated pro forma market value of the common stock which is to be offered in connection with the mutual-to-stock conversion transaction described below.

     This appraisal update is furnished pursuant to the conversion regulations promulgated by the Office of Thrift Supervision ("OTS"). Our original appraisal report, dated January 2, 1998 (the "original appraisal") is incorporated herein by reference. As in the preparation of our original appraisal, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.


Description of Reorganization
-----------------------------

     We understand that the Board of Directors of Baltimore County Savings Bank, F.S.B., Baltimore, Maryland ("BCSB" or the "Bank") has adopted a Plan of Stock Issuance, which is an integral part of the Bank's Plan of Reorganization from Mutual Savings Bank to Mutual Holding Company and Subsidiary Holding Company Formation (the "Plan of Reorganization"). Pursuant to the Plan of Reorganization, to become effective concurrent with the completion of the stock sale, BCSB will become a wholly-owned subsidiary of BCSB Bankcorp, Inc. (the "Holding Company"), a Federal corporation, and BCSB Bankcorp, Inc. will issue a majority of its Common Stock to Baltimore County Savings Bank, M.H.C. (the "MHC"), and sell a minority of its Common Stock to the public. It is anticipated that the public shares will be issued in a Subscription Offering to the Bank's Eligible Account Holders, the ESOP, Supplemental Eligible Account Holders, and Other Members. Any shares not sold in the Subscription Offering may be offered by the Holding Company in a Community Offering. In addition, the Holding Company intends to donate to a charitable foundation (the "Foundation"), immediately following the Stock Issuance, authorized but unissued shares of the Holding Company's Common Stock totaling 75,000 shares.

     The aggregate amount of Common Stock sold by the Holding Company cannot exceed the appraised value of the Bank. Immediately following the Stock Issuance, the primary assets of the Holding Company will be the capital stock of the Bank and the net offering proceeds remaining after purchase of the Bank's Common Stock by the Holding Company. The Holding Company will use up to 50 percent of the net offering proceeds to purchase the Bank's Common Stock. The remaining net offering proceeds, retained at the Holding Company, will be used to fund a loan to the Employee Stock Ownership Plan ("ESOP"), with the balance to be used as general working capital.

                     [FOOTER OF RP FINANCIAL APPEARS HERE]

RP Financial, LC.
Board of Directors
March 27, 1998
Page 2



Appraisal Update
----------------

     This updated appraisal reflects the following noteworthy items: (1) a review of recent developments in the Bank's financial condition, including updated financial data through December 31, 1997; (2) an updated comparison of BCSB's financial condition and operating results versus the Peer Group companies identified in the original appraisal; and (3) a review of stock market conditions since the original appraisal date, along with updated stock prices as of March 27, 1998.

     Pro forma market value is defined as the price at which BCSB's stock immediately upon completion of the offering would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

     Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock. Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the offering will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof. RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities. RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.


Discussion of Relevant Considerations
-------------------------------------

     1.   Financial Results
          -----------------

          Table 1 presents summary balance sheet and income statement details for the twelve months ended September 30, 1997, as set forth in the original appraisal, and updated unaudited financial information through December 31, 1997. The overall composition of BCSB's December 31, 1997 balance sheet was comparable to the September 30, 1997 data, with the Bank posting a slight decline in assets during the quarter. Updated reported earnings for the Bank showed a slight increase, which was supported by a gain realized on the sale of branch deposits during the quarter ended December 31, 1997. On a core earnings basis, the Bank's updated earnings were down slightly from the original appraisal.

          BCSB's total assets decreased by $1.2 million, or 0.5 percent, from September 30, 1997 to December 31, 1997, with the shrinkage occurring mostly in investments and mortgage-backed securities. Funds realized from maturing investments and mortgage-backed securities were primarily redeployed into cash and cash equivalents and, to a lesser degree, utilized to fund loan growth and deposit run-off. Overall, the concentration of loans comprising total assets increased from 63.0 percent to 63.7 percent as of September 30, 1997 and December 31, 1997, respectively, while the cash and investments ratio, which includes FHLB stock, remained fairly stable equaling 20.2 percent and 20.1 percent of assets as of September 30, 1997 and December 31, 1997, respectively. Mortgage-backed securities

RP Financial, LC.
Board of Directors
March 27, 1998
Page 3



declined as a percent of assets from 14.8 percent at September 30, 1997 to 14.4 percent at December 31, 1997.


                                    Table 1
                     Baltimore County Savings Bank, F.S.B.
                             Recent Financial Data


                                At Sept. 30, 1997      At Dec. 31, 1997
                                -----------------      ----------------
                                                       (% of)    (% of)
                                 Amount    Assets      Amount    Assets
                                 ------    ------      ------    ------
                                 ($000)      (%)       ($000)      (%)
Balance Sheet Data
------------------
Total assets                    $251,738    100.0%    $250,582    100.0%
Cash and cash equivalents         19,217      7.6       28,835     11.5
Investment securities             30,323     12.0       20,093      8.0
Mortgage-backed sec.              37,189     14.8       36,110     14.4
FHLB stock                         1,433      0.6        1,433      0.6
Loans receivable, net            158,676     63.0      159,532     63.7
Deposits                         224,656     89.2      222,245     88.7
Equity                            23,858      9.5       24,516      9.8


                                   12 Months Ended      12 Months Ended
                                   Sept. 30, 1997        Dec. 31, 1997
                                   ---------------       -------------
                                            (% of)                (% of)
                                             Avg.                  Avg.
                                  Amount    Assets     Amount     Assets
                                  ------    ------     ------     ------
                                  ($000)      (%)      ($000)       (%)
Summary Income Statement
------------------------
Interest income                  $19,458      7.48%    $19,167      7.47%
Interest expense                 (10,323)    (3.97)    (10,089)    (3.93)
                                 -------     -----     -------     -----
  Net interest income              9,135      3.51       9,078      3.54

Provision for losses                (286)    (0.11)       (323)    (0.13)
Other operating income               601      0.23         583      0.23
Gains (losses) on asset sales         51      0.02         339      0.13
Income (loss) on real estate
  operations                          34      0.01           9      0.00
Other operating expenses          (6,257)    (2.41)     (6,346)    (2.47)
                                  ------     -----      ------     -----

Income before taxes                3,278      1.26       3,340      1.30
Income taxes                      (1,301)    (0.50)     (1,313)    (0.51)
                                  ------     -----      ------     -----
Net income                        $1,977      0.76%     $2,027      0.79%


Sources: BCSB's prospectus and RP Financial calculations.


          Updated credit quality measures for the Bank indicated an improving trend, as BCSB's balance of non-performing assets declined during the first quarter of fiscal 1998 as

RP Financial, LC.
Board of Directors
March 27, 1998
Page 4



well as during fiscal 1997. BCSB's non-performing assets-to-assets ratio declined from 0.76 percent to 0.66 percent as of September 30, 1997 and December 31, 1997, respectively, while loss reserves as a percent of non-performing loans increased from 53.1 percent to 64.3 percent over the same time period. The decline in the non-performing assets balance was largely attributable to a reduction in non-accruing single-family loans.

          Asset shrinkage and retained earnings funded deposit run-off, as the Bank's deposits declined by $2.4 million, or 1.1 percent, during the quarter ended December 31, 1997. The decline in deposits reflects the sale of $6.6 million of deposits held in the Severna Park branch office, which was partially offset by deposit growth at the Bank's other branches. Deposits remained the only interest-bearing source of funds utilized by BCSB. Growth in equity and asset shrinkage provided for a slight increase in the Bank's equity-to-assets ratio, which increased from 9.5 percent to 9.8 percent as of September 30, 1997 and December 31, 1997, respectively.

          BCSB's operating results for the twelve months ended September 30, 1997 and December 31, 1997 are also set forth in Table 1. Updated reported earnings for the Bank were slightly higher, based on comparative return on average assets ratios of 0.76 percent and 0.79 percent for the twelve months ended September 30, 1997 and December 31, 1997, respectively. The increase in earnings was supported by a $339,000 gain realized from the sale of branch deposits during the quarter ended December 31, 1997. On a core earnings basis, BCSB's updated earnings were slightly lower due to normal increases in operating expenses and slightly higher loss provisions. Net interest income and operating expenses remained the two dominant components of the Bank's recurring earnings.

          BCSB's updated net interest income to average assets ratio exhibited little change, equaling 3.51 percent and 3.54 percent for the twelve months ended September 30, 1997 and December 31, 1997, respectively. A lower interest expense ratio accounted for the increase in the Bank's updated net interest margin, which was attributable to a decline in BCSB's cost of funds during the quarter ended December 31, 1997, versus the comparable year ago period. A decline in the level of interest-bearing liabilities funding assets, due to capital growth and a resulting higher equity-to-assets ratio, further contributed to the reduction in the Bank's updated interest expense ratio. The decline in the Bank's funding costs continued to be supported by the roll-off of premium rate 24-month CDs, as the average cost of BCSB's CDs declined from 5.72 percent during the quarter ended December 31, 1996 to 5.49 percent during the quarter ended December 31, 1997. Comparatively, the Bank's updated interest income ratio declined slightly, reflecting a decline in yield earned on interest-earning assets for the quarter ended December 31, 1997, versus the comparable year ago period (7.71 percent versus 7.90 percent for the quarter ended December 31, 1996).

          Operating expenses as a percent of average assets were higher in the Bank's updated earnings, equaling 2.41 percent and 2.47 percent for the twelve months ended September 30, 1997 and December 31, 1997, respectively. The increase in the operating expense ratio was largely the result of normal increases in expenses associated with Bank's ongoing operations, such as compensation, property and equipment, advertising and miscellaneous other expenses. Further upward pressure was placed on the operating expense ratio as the result of asset shrinkage recorded during the quarter ended December 31, 1997. Consistent with the original appraisal, the Bank continued to maintain a relatively high number of employees for its asset size. As of December 31, 1997, assets per full time equivalent employee equaled $3.3 million for the Bank, versus a comparative average of $4.4 million for

RP Financial, LC.
Board of Directors
March 27, 1998
Page 5



all publicly-traded SAIF-insured thrifts. Overall, BCSB's higher net interest margin and higher operating expense ratio translated into a slightly less favorable updated expense coverage ratio (net interest income divided by operating expenses) of 1.43x for the twelve months ended December 31, 1997, versus a comparative ratio of 1.46x recorded for the twelve months ended September 30, 1997.

          Sources of non-interest operating income remained stable in the Bank's updated earnings, equaling 0.23 percent of average assets for both periods shown in Table 1. Similarly, there was no material change reflected in the Bank's updated earnings with respect to the amount of loan loss provisions established, with such provisions amounting to 0.11 percent and 0.13 percent of average assets for the twelve months ended September 30, 1997 and December 31, 1997, respectively. Valuation allowances maintained as a percent of net loans receivable and non-performing loans equaled 0.62 percent and 64.3 percent, respectively, at December 31, 1997, versus comparative ratios of 0.62 percent and 53.1 percent at September 30, 1997.

          The most notable difference in Bank's updated earnings was the $339,000 gain realized from the sale of branch deposits during the quarter ended December 31, 1997, which increased BCSB's pre-tax earnings by 0.13 percent of average assets. In October 1997, the Bank sold all deposits held in the Severna Park branch office, with such deposits totaling $6.6 million. Comparatively, gains had a nominal impact on the Bank's earnings for the twelve months ended September 30, 1997, consisting of gains realized from the sale of investment securities. Partially offsetting the increase in gains recorded in the Bank's updated earnings was a slight decline in income from real estate operations, although such income had a fairly nominal impact on BCSB's earnings for both periods shown in Table 1. The reduction in real estate operations income stemmed from loss provisions established for foreclosed real estate and losses on the sale of foreclosed real estate during the quarter ended December 31, 1997, which substantially negated gains realized from real estate development and joint venture activities for the twelve months ended December 31, 1997.

     2.   Peer Group Financial Comparisons
          --------------------------------

          Tables 2 and 3 present the financial characteristics and operating results for BCSB, the Peer Group and all publicly-traded SAIF-insured thrifts. BCSB's and the Peer Group's ratios are based on financial results through December 31, 1997. It should be noted that the number of companies comprising the Peer Group has been reduced from 17 companies in the original appraisal to 16 companies in this update, as Pulaski SB of Missouri was eliminated from the Peer Group on the basis of announcing plans to pursue a second-step conversion subsequent to the original appraisal date. Brookline Bancorp MHC of Massachusetts, which began trading on March 25, 1998, has not been added to the Peer Group, due to the lack of a seasoned trading history and its pricing data is based on pro forma assumptions as opposed to reported financials.

          In general, the comparative balance sheet ratios for the Bank and the Peer Group did not vary significantly from the ratios exhibited in the original appraisal. Relative to the Peer Group, the Bank's updated interest-earning asset composition reflected slightly high concentrations of loans and mortgage-backed securities and a slightly lower concentration of cash and investments. Overall, consistent with the original appraisal, BCSB maintained a slightly higher concentration of interest-earning assets than the Peer Group, with the Bank and

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                     Table 2
                   Balance Sheet Composition and Growth Rates
                         Comparable Institution Analysis
                             As of December 31, 1997



                                                                Balance Sheet as a Percent of Assets
                                    ----------------------------------------------------------------------------------------
                                     Cash and                          Borrowed  Subd.    Net    Goodwill Tng Net    MEMO:
                                    Investments  Loans   MBS  Deposits   Funds   Debt    Worth   & Intang  Worth  Pref.Stock
                                    ----------- ------ ------ -------- -------- ------- -------- -------- ------- ----------
Baltimore County Savings Bank
-----------------------------
  December 31, 1997                       20.1   63.7   14.4     88.7      0.0     0.0      9.8      0.0     9.8       0.0


SAIF-Insured Thrifts                      17.7   68.0   10.8     69.9     15.3     0.2     13.1      0.2    12.8       0.0
State of MD                               17.3   64.1   15.4     79.8      6.7     0.0     12.5      0.0    12.5       0.0
Comparable Group Average                  22.7   61.4   12.2     75.7     11.2     0.1     11.8      0.2    11.5       0.0
  Florida Companies                       18.5   68.1    9.6     76.1     12.1     0.0      9.7      0.0     9.7       0.0
  Mid-Atlantic Companies                  26.1   54.4   15.9     74.4     12.6     0.0     12.0      0.4    11.6       0.0
  Mid-West Companies                      16.1   72.5    8.2     79.6      6.0     0.0     13.1      0.0    13.0       0.0
  Other Comparative Companies             27.7   65.9    0.0     71.1     17.2     1.8      8.7      0.0     8.6       0.0


Comparable Group
----------------

Florida Companies
-----------------
CMSV  Commty. Svgs, MHC of FL (48.5)      31.5   62.7    1.8     76.5     10.4     0.0     11.3      0.0    11.3       0.0
FFFL  Fidelity Bcsh MHC of FL (47.7)(1)    5.6   73.6   17.3     75.7     13.7     0.0      8.2      0.1     8.2       0.0

Mid-Atlantic Companies
----------------------
SKBO  First Carnegie MHC of PA(45.0)      13.1   43.2   40.3     53.8     27.6     0.0     17.2      0.0    17.2       0.0
GDVS  Greater DV SB,MHC of PA (19.9)      37.1   58.5    1.3     80.2      8.2     0.0     11.2      0.0    11.2       0.0
HARS  Harris Fin. MHC of PA (24.3)        55.3   41.1    0.3     52.1     38.8     0.0      8.1      0.9     7.2       0.0
LFED  Leeds FSB, MHC of MD (36.3)         28.7   62.7    6.1     81.4      0.2     0.0     16.6      0.0    16.6       0.0
NWSB  Northwest SB, MHC of PA (30.7)      21.4   72.7    2.9     84.7      5.1     0.0      9.2      1.0     8.2       0.0
PBHC  Pathfinder BC MHC of NY (46.1)      19.3   61.8   11.8     77.5      9.5     0.0     12.0      1.8    10.2       0.0
PHSB  Ppls Home SB, MHC of PA (45.0)(3)   18.8   45.8   32.3     80.0      6.1     0.0     13.1      0.0    13.1       0.0
PLSK  Pulaski SB, MHC of NJ (46.0)        12.9   56.2   28.0     84.3      3.1     0.0     11.9      0.0    11.9       0.0
SBFL  SB Fngr Lakes MHC of NY (33.1)      28.2   47.8   20.5     75.3     14.9     0.0      8.8      0.0     8.8       0.0

Mid-West Companies
------------------
FFSX  First FSB MHC Sxld of IA(46.1)      13.0   74.5    8.7     71.6     18.3     0.0      8.9      0.1     8.8       0.0
JXSB  Jcksnville SB,MHC of IL (45.6)      10.3   77.4    8.3     87.6      0.1     0.0     10.4      0.0    10.4       0.0
WAYN  Wayne Svgs Bks MHC of OH (47.8)     15.4   80.9    0.1     84.1      5.5     0.0      9.5      0.0     9.5       0.0
WCFB  Wbstr Cty FSB MHC of IA (45.2)      25.6   57.1   15.7     75.2      0.2     0.0     23.5      0.0    23.5       0.0

New England Companies
---------------------
PBCT  Peoples Bank, MHC of CT (40.1)      27.7   65.9    0.0     71.1     17.2     1.8      8.7      0.0     8.6       0.0

                                                  Balance Sheet Annual Growth Rates                          Regulatory Capital
                                         -------------------------------------------------------------   --------------------------
                                                 Cash and   Loans           Borrows.   Net    Tng Net
                                         Assets Investments & MBS  Deposits &Subdebt  Worth    Worth     Tangible   Core   Reg.Cap.
                                         ------ ----------- ------ -------- -------- -------- -------    -------- -------- --------
Baltimore County Savings Bank
-----------------------------
  December 31, 1997                       -2.57   -12.57     0.54     -3.82     0.00    9.33    9.48         9.42   9.42    18.26


SAIF-Insured Thrifts                      12.42     6.06    13.38      8.51    14.12    3.90    2.92        11.25  11.37    22.88
State of MD                                6.65    11.14     5.49      6.19    -1.44    4.74    4.74        10.92  10.92    23.80
Comparable Group Average                  10.51    11.50     8.56      6.88    14.11    8.12    6.65        11.47  11.24    24.57
  Florida Companies                       15.94     9.56    18.73     13.27    54.77    6.77    7.00         7.90   7.90    15.80
  Mid-Atlantic Companies                  11.95    11.45    10.30      5.50    23.45    9.22    5.92        11.54  11.12    26.40
  Mid-West Companies                       5.42    13.08     0.73      5.55   -16.99    5.44    5.62        12.92  12.92    26.00
  Other Comparative Companies              7.05    10.97     3.86     11.88    -8.21   14.87   14.42         8.80   8.80    13.00


Comparable Group
----------------

Florida Companies
-----------------
CMSV  Commty. Svgs, MHC of FL (48.5)       9.91    -0.64    14.69      7.20    39.31    6.75    6.75           NM     NM       NM
FFFL  Fidelity Bcsh MHC of FL (47.7)(1)   21.97    19.75    22.78     19.33    70.23    6.80    7.25         7.90   7.90    15.80

Mid-Atlantic Companies
----------------------
SKBO  First Carnegie MHC of PA(45.0)       2.25   -16.46     7.72     -4.82    -7.46      NM      NM        17.19  17.19    57.80
GDVS  Greater DV SB,MHC of PA (19.9)      10.25    10.67    11.17     10.53    15.49    4.92    4.92           NM  11.36    26.47
HARS  Harris Fin. MHC of PA (24.3)        24.50    65.84    -3.84     -2.32    99.14   17.06   21.64         6.81   6.81    13.65
LFED  Leeds FSB, MHC of MD (36.3)          4.71    -3.86     7.24      3.85   -13.79    7.74    7.74        16.19  16.19    32.64
NWSB  Northwest SB, MHC of PA (30.7)      17.62    29.14    14.25     23.41   -25.94    8.83    1.30           NM   8.32    16.77
PBHC  Pathfinder BC MHC of NY (46.1)       3.60   -15.60    10.01     -4.15       NM   10.25   -6.60         8.57   8.57    14.47
PHSB  Ppls Home SB, MHC of PA (45.0)(3)    8.02    -4.20    13.33     -2.31    41.36      NM      NM           NM     NM       NM
PLSK  Pulaski SB, MHC of NJ (46.0)        13.07       NM    10.49      4.09       NM      NM      NM        11.93  11.93    28.28
SBFL  SB Fngr Lakes MHC of NY (33.1)      23.59    26.11    22.31     21.26    55.35    6.53    6.53         8.57   8.57    21.12

Mid-West Companies
------------------
FFSX  First FSB MHC Sxld of IA(46.1)       0.36    -3.23     0.42     -0.50    -0.59    8.67    8.83         8.73   8.73    17.24
JXSB  Jcksnville SB,MHC of IL (45.6)      17.91       NM     9.42     19.31   -30.42    4.39    4.94        10.36  10.36    15.24
WAYN  Wayne Svgs Bks MHC of OH (47.8)      2.03    19.36    -1.50      2.58   -12.82    6.05    6.05         9.10   9.10    17.49
WCFB  Wbstr Cty FSB MHC of IA (45.2)       1.40    23.11    -5.43      0.81   -24.12    2.67    2.67        23.50  23.50    54.01

New England Companies
---------------------
PBCT  Peoples Bank, MHC of CT (40.1)       7.05    10.97     3.86     11.88    -8.21   14.87   14.42         8.80   8.80    13.00

(1) Financial information is for the quarter ending September 30, 1997.
(3) Growth rates have been annualized from available financial information.


Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                     Table 3
        Income as a Percent of Average Assets and Yields, Costs, Spreads
                         Comparable Institution Analysis
                  For the Twelve Months Ended December 31, 1997



                                                        Net Interest Income                   Other Income
                                                    ----------------------------           -------------------
                                                                          Loss     NII                            Total
                                             Net                         Provis.  After    Loan   R.E.   Other    Other
                                           Income  Income Expense  NII   on IEA   Provis.  Fees   Oper.  Income  Income
                                           ------  ------ ------- ------ ------- -------   ----  -----   ------  ------
Baltimore County Savings Bank
-----------------------------
  December 31, 1997                          0.79    7.47    3.93   3.54   0.13    3.41    0.07   0.00    0.16     0.23


SAIF-Insured Thrifts                         0.93    7.42    4.14   3.28   0.12    3.16    0.10   0.01    0.30     0.41
State of MD                                  0.87    7.39    4.53   2.86   0.04    2.82    0.06   0.04    0.16     0.26
Comparable Group Average                     0.84    7.24    4.05   3.19   0.11    3.08    0.15  -0.01    0.29     0.43
  Florida Companies                          0.72    7.25    4.02   3.24   0.03    3.21    0.04   0.01    0.42     0.48
  Mid-Atlantic Companies                     0.80    7.18    4.06   3.13   0.09    3.03    0.04  -0.01    0.21     0.24
  Mid-West Companies                         0.88    7.48    4.20   3.28   0.07    3.22    0.06   0.00    0.30     0.36
  Other Comparable Companies                 1.19    6.73    3.49   3.25   0.51    2.73    1.67  -0.04    0.77     0.00


Comparable Group
----------------

Florida Companies
-----------------
CMSV  Commty. Svgs, MHC of FL (48.5)         0.77    7.26    3.95   3.31   0.04    3.27    0.04   0.01    0.49     0.53
FFFL  Fidelity Bcsh MHC of FL (47.7)(1)      0.67    7.25    4.08   3.17   0.02    3.15    0.05   0.01    0.36     0.42

Mid-Atlantic Companies
----------------------
SKBO  First Carnegie MHC of PA(45.0)         0.63    6.87    4.20   2.67   0.05    2.62    0.01   0.00   -0.02     0.00
GDVS  Greater DV SB,MHC of PA (19.9)         0.83    7.16    3.74   3.42   0.05    3.37    0.00   0.00    0.24     0.24
HARS  Harris Fin. MHC of PA (24.3)           0.88    7.01    4.62   2.38   0.03    2.35    0.13   0.04    0.20     0.37
LFED  Leeds FSB, MHC of MD (36.3)            1.20    7.04    4.15   2.89   0.02    2.87    0.00   0.00    0.10     0.10
NWSB  Northwest SB, MHC of PA (30.7)         0.94    7.82    4.20   3.62   0.15    3.47    0.10  -0.01    0.21     0.29
PBHC  Pathfinder BC MHC of NY (46.1)         0.96    7.37    3.59   3.79   0.14    3.65    0.03   0.00    0.48     0.51
PHSB  Ppls Home SB, MHC of PA (45.0)         0.78    7.08    3.72   3.36   0.26    3.10    0.00   0.00    0.38     0.37
PLSK  Pulaski SB, MHC of NJ (46.0)           0.63    7.13    4.12   3.00   0.09    2.91    0.06  -0.01    0.04     0.09
SBFL  SB Fngr Lakes MHC of NY (33.1)         0.38    7.16    4.16   3.00   0.05    2.94    0.02  -0.09    0.22     0.15

Mid-West Companies
------------------
FFSX  First FSB MHC Sxld of IA(46.1)         0.73    7.39    4.46   2.93   0.07    2.87    0.03   0.00    0.51     0.54
JXSB  Jcksnville SB,MHC of IL (45.6)         0.61    7.82    4.41   3.41   0.14    3.27    0.20   0.00    0.24     0.44
WAYN  Wayne Svgs Bks MHC of OH (47.8         0.75    7.55    4.34   3.21   0.02    3.19    0.00   0.00    0.23     0.23
WCFB  Wbstr Cty FSB MHC of IA (45.2)         1.45    7.15    3.57   3.58   0.04    3.54    0.00   0.00    0.22     0.21

New England Companies
---------------------
PBCT  Peoples Bank, MHC of CT (40.1)         1.19    6.73    3.49   3.25   0.51    2.73    1.67  -0.04    0.77     2.40



                                              G&A/Other Exp.    Non-Op. Items     Yields, Costs, and Spreads
                                            ----------------   --------------     --------------------------
                                                                                                                MEMO:      MEMO:
                                               G&A  Goodwill     Net   Extrao.        Yield    Cost  Yld-Cost  Assets/   Effective
                                             Expense  Amort.    Gains   Items      On Assets Of Funds Spread  FTE Emp.   Tax Rate
                                             ------- -------   ------- -------     --------- -------- ------ ----------  --------
Baltimore County Savings Bank
-----------------------------
  December 31, 1997                            2.46    0.01       0.13   0.00        7.77      4.37     3.40     3,297      39.31


SAIF-Insured Thrifts                           2.19    0.02       0.08   0.00        7.68      4.85     2.83     4,384      36.89
State of MD                                    1.79    0.00       0.12   0.00        7.64      5.23     2.40     5,382      38.42
Comparable Group Average                       2.33    0.02       0.10   0.00        7.51      4.66     2.85     3,937      35.90
  Florida Companies                            2.61    0.02       0.12   0.00        7.53      4.58     2.95     3,123      38.79
  Mid-Atlantic Companies                       2.12    0.03       0.04   0.00        7.45      4.67     2.79     4,683      35.07
  Mid-West Companies                           2.26    0.00       0.08   0.00        7.72      4.88     2.84     2,968      36.34
  Other Comparable Companies                   4.02    0.03       0.77   0.00        7.18      3.88     3.30     2,734      35.88


Comparable Group
----------------

Florida Companies
-----------------
CMSV  Commty. Svgs, MHC of FL (48.5)           2.69    0.00       0.09   0.00        7.54      4.57     2.97     2,590      35.36
FFFL  Fidelity Bcsh MHC of FL (47.7)(1)        2.53    0.04       0.16   0.00        7.52      4.59     2.93     3,656      42.22

Mid-Atlantic Companies
----------------------
SKBO  First Carnegie MHC of PA(45.0)           1.64    0.00      -0.12   0.00        7.11      5.07     2.03     7,561      53.40
GDVS  Greater DV SB,MHC of PA (19.9)           2.37    0.00       0.00   0.00        7.42      4.25     3.18     3,568      33.24
HARS  Harris Fin. MHC of PA (24.3)             1.70    0.12       0.18   0.00        7.28      5.09     2.19     4,558      38.06
LFED  Leeds FSB, MHC of MD (36.3)              1.05    0.00       0.00   0.00        7.17      5.07     2.10    10,407      37.36
NWSB  Northwest SB, MHC of PA (30.7)           2.17    0.06      -0.02   0.00        8.05      4.71     3.33     2,706      37.78
PBHC  Pathfinder BC MHC of NY (46.1)           2.89    0.08       0.14   0.00        7.93      4.10     3.83     2,624      29.97
PHSB  Ppls Home SB, MHC of PA (45.0)           2.69    0.00       0.07   0.00        7.32      4.28     3.05     2,903       8.45
PLSK  Pulaski SB, MHC of NJ (46.0)             2.00    0.00       0.00   0.00        7.40      4.79     2.60     4,226      37.53
SBFL  SB Fngr Lakes MHC of NY (33.1)           2.53    0.00       0.07   0.00        7.42      4.65     2.77     3,590      39.84

Mid-West Companies
------------------
FFSX  First FSB MHC Sxld of IA(46.1)           2.29    0.01       0.04   0.00        7.66      4.94     2.72     2,716      35.87
JXSB  Jcksnville SB,MHC of IL (45.6)           2.90    0.00       0.19   0.00        8.17      5.03     3.14     2,025      38.62
WAYN  Wayne Svgs Bks MHC of OH (47.8           2.37    0.00       0.08   0.00        7.80      4.83     2.97     2,603      34.02
WCFB  Wbstr Cty FSB MHC of IA (45.2)           1.46    0.00       0.00   0.00        7.25      4.73     2.53     4,530      36.85

New England Companies
---------------------
PBCT  Peoples Bank, MHC of CT (40.1)           4.02    0.03       0.77   0.00        7.18      3.88     3.30     2,734      35.88


(1) Financial information is for the quarter ending September 30, 1997.


Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP Financial, LC.
Board of Directors
March 27, 1998
Page 8



the Peer Group posting updated interest-earning assets-to-assets ratios of 98.2 percent and 96.3 percent, respectively.

          The mix of deposits and borrowings maintained by BCSB and the Peer Group also did not reflect any significant changes from the original appraisal. BCSB's funding composition continued to reflect a higher concentration of deposits as compared to the Peer Group, based on updated deposits-to-assets ratios of 88.7 percent and 75.7 percent for the Bank and the Peer Group, respectively. Borrowings continued to be utilized to a greater degree by the Peer Group, as the Bank continued to maintain a zero balance of borrowings. Updated interest-bearing liabilities-to-assets ratios equaled 88.7 percent and
86.9 percent for the Bank and the Peer Group, respectively, with the Peer Group's lower ratio being supported by the maintenance of a higher capital position. BCSB posted an updated equity-to-assets ratio of 9.8 percent, versus a comparative ratio of 11.8 percent for the Peer Group. Intangibles remained a slightly larger factor on the Peer Group's balance sheet, as the Bank and the Peer Group posted updated tangible equity-to-assets ratios of 9.8 percent and
11.5 percent, respectively. Overall, BCSB's updated interest-earnings assets/interest-bearing liabilities ("IEA/IBL") ratio equaled 110.7 percent, which approximated the comparative Peer Group average of 110.8 percent. As noted in the original appraisal, the additional capital realized from the stock offering should serve to provide BCSB with a higher IEA/IBL ratio than currently maintained by the Peer Group, as the interest free capital realized in BCSB's stock offering is expected to be primarily redeployed into interest-earning assets.

          Credit quality measures continued to indicate fairly limited credit risk exposure for both BCSB and the Peer Group. Consistent with the original appraisal, the Bank's updated non-performing assets to assets ratio of 0.66 percent was slightly higher than the comparative Peer Group ratio of 0.59 percent. Likewise, loss reserve coverage ratios remained somewhat higher for the Peer Group, as a percent of non-performing assets (145.5 percent versus 59.1 percent for BCSB) and as a percent of loans (0.78 percent versus 0.62 percent for BCSB).

          Updated growth rates for BCSB reflect annualized growth for the 15 months ended December 31, 1997, while the Peer Group's growth rates reflect growth for the twelve months ended December 30, 1997. The Peer Group continued to post stronger asset growth than the Bank, based on updated asset growth rates of positive 10.5 percent and negative 2.6 percent for the Peer Group and BCSB, respectively. BCSB's negative asset growth continued to result from declines in cash and investments and mortgage-backed securities, which was partially offset by positive loan growth. The Peer Group's asset growth continued to be sustained primarily by growth in loans and mortgage-backed securities, although a higher growth rate was posted in the Peer Group's lower balance of cash and investments. Consistent with the original appraisal, the Peer Group's asset growth measures would tend to support greater earnings growth relative to the Bank's measures.

          Asset shrinkage and retained earnings funded a reduction in the Bank's deposits, as BCSB recorded a 3.8 percent decline in deposits. Deposits, borrowings and retained earnings continued to fund the Peer Group's asset growth, with the Peer Group's updated deposit growth rate equaling positive 6.9 percent. As noted in the original appraisal, the Peer Group's borrowings growth rate is somewhat understated, as the "NM" borrowings growth rates indicated for two of the Peer Group companies included one company with a borrowings growth rate in excess of 100 percent. Consistent with the original appraisal, the Bank posted a slightly stronger capital growth rate than the Peer Group (positive 9.3 percent versus positive 8.1 percent for the Peer Group). The Peer Group's lower return on equity continued to be

RP Financial, LC.
Board of Directors
March 27, 1998
Page 9



largely attributable to maintenance of a higher capital position and dividend payments, as the Peer Group's return on average assets ratio remained higher than the Bank's ratio. Accordingly, following the increase in capital to be realized from the Bank's stock offering, the Bank's return on equity can also be expected to be depressed by maintenance of a higher capital position and dividend payments.

          Table 3 displays comparative operating results for BCSB and the Peer Group, based on their respective earnings for the twelve months ended December 31, 1997. The Bank's and the Peer Group's updated earnings continued to be largely representative of their core earnings. BCSB's and the Peer Group's updated return on average assets ratios equaled 0.79 percent and 0.84 percent, respectively. On a recurring earnings basis, the Bank's updated earnings continued to reflect a higher net interest margin and a higher level of operating expenses than the comparative Peer Group ratios. Non-interest operating income continued to be an earnings advantage for the Peer Group, while loss provisions remained a comparable factor in the Bank's and the Peer Group's updated earnings. In contrast to the original appraisal, non-recurring gains were a slightly larger factor in the Bank's updated earnings.

          In terms of core earnings strength, updated expense coverage ratios posted by BCSB and the Peer Group equaled 1.43x and 1.36x, respectively. The Bank's higher expense coverage ratio continued to be supported by the maintenance of a stronger net interest margin (3.54 percent versus 3.19 percent for the Peer Group), which was partially offset by the Peer Group's lower level of operating expenses as a percent of average assets (2.35 percent versus 2.47 percent for the Bank). The Bank's higher net interest margin continued to be realized through maintaining a higher interest income ratio and a lower interest expense ratio, reflecting BCSB's higher yield earned on interest-earning assets and lower cost of funds.

          Non-interest operating income remained a larger contributor to the Peer Group's earnings, with such income amounting to 0.23 percent and 0.43 percent of the Bank's and the Peer Group's average assets, respectively. As noted in the original appraisal, the Bank's lower level of non-interest operating income is reflective of a traditional thrift operating strategy and resulting limited diversification into areas that generate non-interest operating income. Taking non-interest operating income into account in comparing the Bank's and the Peer Group's updated earnings, BCSB's efficiency ratio (operating expenses, net of amortization of intangibles, as a percent of the sum of non-interest operating income and net interest income) of 65.3 percent remained slightly less favorable than the Peer Group's efficiency ratio of 64.4 percent.

          Loss provisions continued to have a comparable impact on the Bank's and the Peer Group's earnings, amounting to 0.13 percent and 0.11 percent of BCSB's and the Peer Group's average assets, respectively. In contrast to the original appraisal, gains were a more significant factor in the Bank's updated earnings, with such gains amounting to 0.13 percent and 0.10 percent of average assets for BCSB and the Peer Group, respectively. The higher gains posted by the Bank reflects the gain realized from the sale of branch deposits during the quarter ended December 31, 1997. As discussed in the original appraisal, gains and losses realized from the sale of loans, investments and other assets and liabilities are typically viewed as being non-recurring sources of income and, thus, the gains indicated for the Bank's and the Peer Group's earnings will be discounted in evaluating the relative strengths and weaknesses of their respective earnings. The Bank's and the Peer Group's pre-tax earnings continued to be

RP Financial, LC.
Board of Directors
March 27, 1998
Page 10



similarly impacted by taxes, as BCSB and the Peer Group posted updated effective tax rates of 39.3 percent and 35.9 percent, respectively.

     3.   Stock Market Conditions
          -----------------------

          Since the date of the original appraisal, the performance of the overall stock market has generally been favorable. In general, a rebound in the Asian markets and favorable fourth quarter earnings served to the push the stock market higher during the second half of January 1998 and into early-February. In contrast, bond prices edged lower over the same time period, reflecting the impact of a tight labor market as indicated by a sharp increase in labor costs during the fourth quarter of 1997 and a larger than expected increase in the number of jobs added during December 1997. Strength primarily in technology stocks pushed the DJIA to a new record for the first time in six months on February 10, 1998. The rally was sustained through mid-February, as the DJIA established six consecutive new highs through February 18, 1998. Strong earnings and expectations that profitability was not as badly hurt by the Asian crisis as feared served as the basis for the rally in technology stocks. Stable interest rates and few signs of inflation preserved the positive stock market environment through the end of February, with blue-chip stocks leading the advance.

          At the beginning of March 1998, signs of a strengthening economy pushed the 30-year bellwether bond above 6.0 percent for the first time in three months. Earnings concerns, particularly in the technology sector, provided for an uneven stock market in early-March. Despite a decline in the February unemployment rate to 4.6 percent, bond prices advanced on news of a loss of jobs in the manufacturing sector and stocks moved higher as technology issues rallied. Both bond and stock prices benefitted from plunging oil prices in mid-March, as further new highs were established in the DJIA and the yield on 30-year bond moved back below 6.0 percent. Positive fundamentals in the banking sector and a recovery in oil stocks further sustained the stock market rally through the week ended March 20, 1998. Inflation worries, reflecting a record increase in February home resales and an increase in oil prices following OPEC's decision to cut oil output, caused stock and bond prices to retreat slightly in late-March. On March 27, 1998, the DJIA closed at 8796.08, an increase of 10.4 percent since the date of the original appraisal.

          Since the original appraisal date, the market for thrift issues has also generally been positive. However, at the beginning of 1998, thrift prices moved sharply lower. From January 2, 1998 to January 9, 1998, the SNL index for all publicly-traded thrifts declined from 810.5 to 720.2, or 11.1 percent. The sell-off in thrift stocks was prompted by concerns that the flattening yield curve would put pressure on earnings, particularly among institutions which maintained high concentrations of mortgage loans. Thrift prices recovered somewhat during the second half of January, with the upward trend becoming more pronounced in early-February. Fourth quarter earnings, which generally met expectations, and acquisition news led the recovery in thrift prices. The ongoing trend of consolidation was highlighted by the proposed merger between First Nationwide Holdings, San Francisco, California ($30.9 billion in assets) and Golden State Bancorp, Glendale, California ($16.0 billion in assets), which was announced in early-February. Stable interest rates and acquisitions provided for a mildly positive increase in thrift stocks during the balance of February. Thrift issues continued to advance during the first half of March, reflecting increasing expectations of favorable first quarter earnings. The announcement of Washington Mutual's acquisition of H.F. Ahmanson for 390 percent of book value on March 17, 1998 provided a more notable boost to thrift

RP Financial, LC.
Board of Directors
March 27, 1998
Page 11



prices, particularly in the stocks of the California-based institutions. As interest rates edged higher in late-March, thrift issued traded in a narrow range. On March 27, 1998, the SNL Index for all publicly-traded thrifts closed at 878.9, an increase of 8.4 percent since the original appraisal date. Similarly, the SNL Index for publicly-traded MHCs was up 8.0 percent since the original appraisal date.

          Consistent with the SNL index, the pricing measures for the all publicly-traded SAIF-insured thrifts and the Peer Group moved higher since the date of the original appraisal. The comparative pricing ratios for the Peer Group are on a fully-converted basis. Overall, since the date of the original appraisal, the price performance of Peer Group was generally more favorable compared to the all publicly-traded SAIF-insured thrifts. The more notable increase exhibited in the SNL index, as compared to the pricing ratios for the SAIF-insured thrifts, can in part be attributed to the impact of the recently announced acquisitions involving large institutions on the SNL index, which is a weighted index. Comparatively, the pricing measures shown below for the SAIF-insured thrifts excludes companies that are the subject of a pending acquisition. Likewise, the slight decline indicated for the average market capitalization of the SAIF-insured thrifts can be attributed to the elimination of certain larger market cap companies from the average, as the result of becoming the subject of an announced acquisition since the first update. Most notably, H.F. Ahmanson, which had a market capitalization of $6.1 billion as of the date of the original appraisal, was not included in the updated averages for the SAIF-insured thrifts. As in the original appraisal, the Peer Group maintained a lower price/book ratio and higher price/earnings multiples relative to the comparative averages for the all publicly-traded SAIF-insured thrifts. Since the date of the original appraisal, 14 out of the 16 Peer Group companies were trading at higher prices as of March 27, 1998. Pulaski SB of Missouri was excluded from the Peer Group's pricing ratios for both periods shown in comparative table below, as the result of announcing a second-step conversion subsequent to the original appraisal date.

                        Average Pricing Characteristics

                                  At Jan. 2,  At March 27,    %
                                     1998        1998       Change
                                  ----------  ------------  ------
Peer Group
----------
Price/Earnings (x)                  21.82x       23.49x      7.7%
Price/Core Earnings (x)             23.38        24.33       4.1
Price/Book (%)                     107.98%      108.17%      0.2
Price/Assets (%)                    24.84        26.04       4.8
Avg. Mkt. Capitalization ($Mil)   $295.62      $323.18       9.3

SAIF-Insured Thrifts
--------------------
Price/Earnings (x)                  20.01x       20.36x      1.7
Price/Core Earnings (x)             20.97        21.42       2.1
Price/Book (%)                     165.51       167.77%      1.4
Price/Assets (%)                    20.36        21.34       4.8
Avg. Mkt. Capitalization ($Mil)   $183.75      $178.98      (2.6)

Recent Conversions(1)
---------------------
Price/Core Earnings (x)             27.24x       24.75x     (9.1)%
Price/Book (%)                     125.74%      141.74%     12.7

(1)  Ratios based on conversions completed for prior three months.

RP Financial, LC.
Board of Directors
March 27, 1998
Page 12



          The "new issue" market is separate and distinct from the market for seasoned issues like the Peer Group companies. Accordingly, as discussed in the original appraisal, RP Financial has considered the pro forma pricing and trading level of recently converted companies in this updated appraisal. Market interest for converting thrifts has remained strong for the conversions that have been completed since the original appraisal date. One MHC offering has been completed since the original appraisal date. Brookline Bancorp MHC of Massachusetts, which is a $1.7 billion institution, began trading on March 25, 1998. On March 27, 1998, Brookline Bancorp's stock closed at $16.38 per share, an increase of 63.8 percent from its initial public offering price of $10.00 per share. Based on Brookline Bancorp's current trading price, its implied pro forma full conversion price-to-book ratio and core price-to-earnings multiple equaled
102.2 percent and 26.42 times, respectively.

          Overall, in recent conversion activity, offerings have experienced oversubscriptions and have posted price increases in initial trading activity. As shown in Table 4, the average one week change in price for standard conversion offerings completed during the latest three months equaled positive
57.0 percent. The average pro forma price/tangible book and price/earnings ratios of the recent conversions, excluding second step conversions, was 77.9 percent and 19.7 times. All of the recent standard conversion were closed at the top of the super range.

          Shown in Table 5 is a summary of recently completed conversions which closed in the last three months. Relative to the original appraisal date, which reflected pricing ratios as of January 2, 1998, the newly converted companies increased in value by 12.7 percent on a price-to-book basis, from an average
125.74 percent pro forma P/B ratio at January 2, 1998 to an average 141.74 percent pro forma P/B ratio at March 27, 1998. Comparatively, a 9.1 percent decline was recorded in the pro forma core P/E multiple for the recent conversions, although companies with core P/E multiples of greater than 30 times have been excluded from the averages. Only five out of the twelve recently converted companies were trading at core P/E multiples of less than 30 times at March 27, 1998. Comparatively, as of the original appraisal date, seven out of the nine recent conversions maintained core P/E multiples of less than 30 times and, thus, the core P/E multiples indicated for the recent conversions were not viewed as being highly meaningful in our comparative analysis. In comparison to the average P/B ratio of all publicly-traded thrifts, which equaled 167.77 percent at March 27, 1998, the average P/B ratio of the recent conversions was discounted by 15.5 percent, and the average core P/E ratio for the recent conversions reflected a 15.5 percent premium to the all publicly-traded average core P/E ratio of 21.42 times. As noted in the original appraisal, the pricing ratios of the better capitalized but lower earning recently converted thrifts suggest that the investment community has determined to discount their stock price on a book basis, until the earnings improve through redeployment and leveraging of the proceeds over the longer term.


Summary of Adjustments
----------------------

     In the original appraisal, we made the following adjustments to BCSB's pro forma value based upon our comparative analysis to the Peer Group:

RP Financial, LC.

                 Pricing Characteristics and After-Market Trends
                Recent Conversions Completed (Last Three Months)


------------------------------------------------------------------------------------------------------------------------------------
        Institutional Information                         Pre-Conversion Data           Offering Information
                                                      ------------------------------                          Contribution to
                                                      Financial Info.  Asset Quality                          Charitable Found.
------------------------------------------------------------------------------------------------------------------------------------
                                   Conversion                  Equity/  NPAs/   Res.    Gross    % of  Exp./            % of
Institution                  State   Date    Ticker   Assets   Assets  Assets   Cov.    Proc.    Mid.  Proc.   Form   Offering
-----------                  -----   ----    ------   ------   ------  ------   ----    -----    ----  -----   ----   --------
                                                      ($Mil)     (%)   (%)(2)    (%)    ($Mil.)   (%)   (%)             (%)
------------------------------------------------------------------------------------------------------------------------------------
Standard Conversions
--------------------
Independence Community        NY*  03/17/98   ICBC    $3,794    8.56%   0.69%    117%    $704.1   132%  2.3%   Stock     8.00%
Cavalry Bancorp, Inc.         TN   03/17/98   CAVB       276   10.69%   0.02%     43%      75.4   132%  1.8%    N.A.      N.A.
SFSB Holding Company          PA   03/02/98   SFSH        38    9.20%   0.59%     47%       7.3   132%  4.4%    N.A.      N.A.
Richmond County Fin. Corp.    NY   02/19/98   RCBK     1,006   10.22%   0.64%    102%     244.7   132%  2.7%   Stock     8.00%
Hopfed Bancorp                KY   02/09/98   HFBC       202    9.27%   0.12%     94%      40.3   132%  1.9%    N.A.      N.A.
Timberland Bancorp            WA*  01/13/98   TSBK       212   11.65%   3.83%     21%      66.1   132%  1.5%    N.A.      N.A.
Mystic Financial, Inc.        MA*  01/09/98   MYST       158    7.78%   0.22%    302%      27.1   132%  3.4%    N.A.      N.A.
Wyman Park Bancorp            MD   01/07/98   P. Sheet    63    7.50%   0.24%    183%      10.1   132%  4.6%    N.A.      N.A.
Delaware First Fin. Corp.     DE   01/05/98   P. Sheet   107    5.63%   0.81%     53%      11.6   132%  4.8%    N.A.      N.A.
United Tennessee Bancshares   TN*  01/05/98   UTBI        65   10.41%   0.09%    903%      14.5   132%  4.9%    N.A.      N.A.
Great Pee Dee Bancorp         SC   12/31/97   PEDE        60   18.79%   0.18%    312%      21.8   132%  3.5%   Stock     0.91%
Coddle Creek Financial        NC   12/31/97   P. Sheet   114   12.90%   0.88%     63%      33.7   132%  3.2%    N.A.      N.A.
Union Community Bancorp       IN*  12/29/97   UCBC        86   17.23%   0.16%    165%      30.4   132%  2.6%    N.A.      N.A.

                      Averages - Standard Conversions: $ 475   10.76%   0.65%    185%    $ 99.0   132%  3.2%    N.A.      N.A.
                       Medians - Standard Conversions: $ 114   10.22%   0.24%    102%    $ 30.4   132%  3.2%    N.A.      N.A.

Second-Step Conversions
-----------------------
Harbor Florida Bancshares        FL*   03/19/98  HARB  $1,129   8.95%   0.43%    240%    $166.6   132%  1.1%    N.A.      N.A.
Heritage Financial Corp.         WA*   01/09/98  HFWA     249  11.39%   0.20%    537%      66.1   132%  2.1%    N.A.      N.A.
Guaranty Fed. Bancshares         MO*   12/31/97  GFED     212  13.82%   0.64%    244%      43.6   132%  2.1%    N.A.      N.A.

                      Averages - 2nd Step Conversions:  $ 530  11.39%   0.42%    340%    $ 92.1   132%  1.8%    N.A.      N.A.
                       Medians - 2nd Step Conversions:  $ 249  11.39%   0.43%    244%    $ 66.1   132%  2.1%    N.A.      N.A.

                           Averages - All Conversions:  $ 486  10.87%   0.61%    214%    $ 97.7   132%  2.9%    N.A.      N.A.
                            Medians - All Conversions:  $ 180  10.32%   0.34%    141%    $ 37.0   132%  2.7%    N.A.      N.A.

------------------------------------------------------------------------------------------------------------------------------------
Institutional Information                             Insider Purchases                              Pro Forma Data
                                                     ---------------------              ----------------------------------------
                                                                                        Pricing Ratios(4)      Financial Charac.
                                                                                        ------------------     -----------------
                                                     Benefit Plans          Initial
                                   Conversion                Recog.  Mgmt.&  Dividend           Core
Institution                  State    Date   Ticker   ESOP   Plans    Dirs.   Yield    P/TB   P/E(5)   P/A     ROA    TE/A   ROE
-----------                  -----    ----   ------   ----   -----    -----   -----    ----   ------   ---     ---    ----   ---
                                                       (%)    (%)     (%)(3)   (%)       (%)     (x)   (%)     (%)     (%)   (%)
------------------------------------------------------------------------------------------------------------------------------------
Standard Conversions
--------------------
Independence Community        NY*    03/17/98  ICBC    8.0%   4.0%     0.1%    0.00%   85.1%   20.2x  17.3%    0.6%   20.3%   3.2%
Cavalry Bancorp, Inc.         TN     03/17/98  CAVB    8.0%   4.0%    20.3%    0.00%   79.8%   16.5   21.7%    1.3%   27.2%   4.8%
SFSB Holding Company          PA     03/02/98  SFSH    8.0%   4.0%     7.9%    0.00%   76.1%    N.M.  16.6%   -0.2%   21.8%  -0.9%
Richmond County Fin. Corp.    NY     02/19/98  RCBK    8.0%   4.0%     1.2%    0.00%   84.8%    17.8  21.8%    1.2%   25.6%   4.8%
Hopfed Bancorp                KY     02/09/98  HFBC    8.0%   4.0%    16.7%    0.00%   75.4%    17.4  17.0%    1.0%   22.6%   4.4%
Timberland Bancorp            WA*    01/13/98  TSBK    8.0%   4.0%     3.8%    0.00%   80.8%    13.3  24.6%    2.0%   30.5%   6.4%
Mystic Financial, Inc.        MA*    01/09/98  MYST    8.0%   4.0%     4.6%    0.00%   77.0%    19.2  15.0%    0.8%   19.5%   4.0%
Wyman Park Bancorp            MD     01/07/98  P.Sheet 8.0%   4.0%     5.9%    0.00%   76.7%    22.1  14.1%    0.6%   18.4%   3.5%
Delaware First Fin. Corp.     DE     01/05/98  P.Sheet 8.0%   4.0%     2.5%    0.00%   73.9%    26.1   9.9%    0.4%   13.4%   2.8%
United Tennessee Bancshares   TN*    01/05/98  UTBI    8.0%   4.0%     9.6%    3.00%   77.2%    15.1  18.9%    1.2%   24.5%   4.8%
Great Pee Dee Bancorp         SC     12/31/97  PEDE    8.0%   4.0%     8.5%    3.00%   74.0%    18.0  28.0%    1.6%   37.8%   4.1%
Coddle Creek Financial        NC     12/31/97  P.Sheet 8.0%   4.0%     8.9%    2.00%   77.8%    28.2  23.6%    0.8%   30.3%   2.8%
Union Community Bancorp       IN*    12/29/97  UCBC    8.0%   4.0%     5.8%    3.00%   74.6%    17.2  27.2%    1.6%   36.5%   4.3%

                     Averages - Standard Conversions:  8.0%   4.0%     7.4%    0.85%   77.9%    19.3x 19.7%    1.0%   25.3%   3.8%
                      Medians - Standard Conversions:  8.0%   4.0%     5.9%    0.00%   77.0%    17.9x 18.9%    1.0%   24.5%   4.1%

Second-Step Conversions
-----------------------
Harbor Florida Bancshares    FL*   03/19/98  HARB      8.0%   4.0%    20.3%    3.50%  126.5%    17.8x 24.1%    1.4%   19.1%   7.3%
Heritage Financial Corp.     WA*   01/09/98  HFWA      2.0%   1.0%     1.3%    0.00%  107.1%    20.3  31.3%    1.5%   29.2%   5.3%
Guaranty Fed. Bancshares     MO*   12/31/97  GFED      8.0%   4.0%     5.1%    3.00%   93.5%    20.2  25.0%    1.2%   26.7%   4.6%

                     Averages - 2nd Step Conversions:  6.0%   3.0%     8.9%    2.17%  109.0%    19.4x 26.8%    1.4%   25.0%   5.7%
                      Medians - 2nd Step Conversions:  8.0%   4.0%     5.1%    3.00%  107.1%    20.2x 25.0%    1.4%   26.7%   5.3%

                          Averages - All Conversions:  7.6%   3.8%     7.7%    1.09%   83.8%    19.3x 21.0%    1.1%   25.2%   4.1%
                           Medians - All Conversions:  8.0%   4.0%     5.9%    0.00%   77.5%    18.0x 21.7%    1.2%   25.1%   4.3%

------------------------------------------------------------------------------------------------------------------------------------
             Institutional Information                                            Post-IPO Pricing Trends
                                                                ------------------------------------------------------------
                                                                                       Closing Price:
                                                                ------------------------------------------------------------
                                                                  First               After                 After
                                  Conversion              IPO    Trading     %        First       %         First       %
Institution                State     Date   Ticker       Price     Day     Change     Week(6)   Change     Month(7)   Change
-----------                -----     ----   ------       -----     ---     ------     -------   ------     --------   ------
                                                          ($)      ($)       (%)        ($)       (%)        ($)        (%)
------------------------------------------------------------------------------------------------------------------------------------
Standard Conversions
--------------------
Independence Community       NY*   03/17/98  ICBC       $ 10.00   $17.25     72.5%     $17.56     75.6%     $ 18.13     81.3%
Cavalry Bancorp, Inc.        TN    03/17/98  CAVB         10.00    20.56    105.6%      24.38    143.8%       25.00    150.0%
SFSB Holding Company         PA    03/02/98  SFSH         10.00    12.81     28.1%      13.13     31.3%       14.38     43.8%
Richmond County Fin. Corp.   NY    02/19/98  RCBK         10.00    16.31     63.1%      16.56     65.6%       18.00     80.0%
Hopfed Bancorp               KY    02/09/98  HFBC         10.00    16.81     68.1%      16.00     60.0%       16.75     67.5%
Timberland Bancorp           WA*   01/13/98  TSBK         10.00    14.50     45.0%      16.00     60.0%       16.00     60.0%
Mystic Financial, Inc.       MA*   01/09/98  MYST         10.00    14.44     44.4%      15.63     56.3%       15.00     50.0%
Wyman Park Bancorp           MD    01/07/98  P. Sheet     10.00    13.75     37.5%      13.75     37.5%       14.38     43.8%
Delaware First Fin. Corp.    DE    01/05/98  P. Sheet     10.00    12.88     28.8%      12.13     21.3%       12.75     27.5%
United Tennessee Bancshares  TN*   01/05/98  UTBI         10.00    14.75     47.5%      13.75     37.5%       14.25     42.5%
Great Pee Dee Bancorp        SC    12/31/97  PEDE         10.00    16.13     61.3%      15.50     55.0%       15.00     50.0%
Coddle Creek Financial       NC    12/31/97  P. Sheet     50.00    77.00     54.0%      77.63     55.3%       79.25     58.5%
Union Community Bancorp      IN*   12/29/97  UCBC         10.00    14.69     46.9%      14.25     42.5%       14.25     42.5%

                     Averages - Standard Conversions:   $ 13.08   $20.14     54.1%     $20.48     57.0%     $ 21.01     61.3%
                      Medians - Standard Conversions:   $ 10.00   $14.75     47.5%     $15.63     55.3%     $ 15.00     50.0%

Second-Step Conversions
-----------------------
Harbor Florida Bancshares    FL*   03/19/98  HARB       $ 10.00   $12.25     22.5%     $11.69     16.9%     $ 11.75     17.5%
Heritage Financial Corp.     WA*   01/09/98  HFWA         10.00    13.25     32.5%      13.25     32.5%       14.25     42.5%
Guaranty Fed. Bancshares     MO*   12/31/97  GFED         10.00    12.88     28.8%      12.50     25.0%       12.38     23.8%

                     Averages - 2nd Step Conversions:   $ 10.00   $12.79     27.9%     $12.48     24.8%     $ 12.79     27.9%
                      Medians - 2nd Step Conversions:   $ 10.00   $12.88     28.8%     $12.50     25.0%     $ 12.38     23.8%

                          Averages - All Conversions:   $ 12.50   $18.77     49.2%     $18.98     51.0%     $ 19.47     55.1%
                           Medians - All Conversions:   $ 10.00   $14.60     46.0%     $14.88     48.8%     $ 14.69     23.8%
------------------------------------------------------------------------------------------------------------------------------------

Note:  * - Appraisal performed by RP Financial; "NT" - Not Traded; "NA" - Not
           Applicable, Not Available.

(1)  Non-OTS regulated thrift.
(2)  As reported in summary pages of prospectus.
(3)  As reported in prospectus.
(4)  Does not take into account the adoption of SOP 93-6.
(5)  Excludes impact of special SAIF assessment on earnings.
(6)  Latest price if offering less than one week old.
(7)  Latest price if offering more than one week but less than one month old.
(8)  Simultaneously converted to commercial bank charter.

March 27, 1998

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                                                              Table 5
                                                    Market Pricing Comparatives
                                                    Prices As of March 27, 1998



                                            Market       Per Share Data
                                        Capitalization  ---------------            Pricing Ratios(3)
                                        ---------------  Core    Book   ---------------------------------------
                                        Price/   Market  12-Mth  Value/
Financial Institution                  Share(1)   Value  EPS(2)  Share    P/E     P/B    P/A     P/TB   P/CORE
---------------------                  -------- ------- ------- ------- ------- ------- ------- ------- --------
                                          ($)   ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)     (x)
SAIF-Insured Thrifts                     23.97   178.98   1.03   14.38   20.36  167.77   21.34  171.67   21.42
Converted Last 3 Mths (no MHC)           16.88   238.70   0.56   11.99   24.61  141.74   37.94  142.71   24.75

Comparable Group
----------------

Converted Last 3 Mths (no MHC)
------------------------------
CAVB  Cavalry Bancorp of TN              25.00   183.95   0.61   12.53      NM  199.52   54.32  199.52      NM
PEDE  Great Pee Dee Bancorp of SC        15.75    34.68   0.56   13.51   28.13  116.58   44.14  116.58   28.13
GFED  Guaranty Fed Bancshares of MO      12.38    77.03   0.32   11.18      NM  110.73   33.41  110.73      NM
HARBD Harbor Florida Bancshrs of FL      11.75   360.71   0.56    8.01   20.26  146.69   28.31  148.55   20.98
HFWA  Heritage Financial Corp of WA      15.44   150.52   0.49    9.34      NM  165.31   48.33  165.31      NM
HFBC  HopFed Bancorp of KY               17.63    71.12   0.58   13.26      NM  132.96   30.03  132.96      NM
ICBC  Independence Comm Bnk Cp of NY     18.13  1276.55   0.49   12.55      NM  144.46   31.35  154.30      NM
MYST  Mystic Financial of MA             18.00    48.80   0.52   13.00      NM  138.46   26.96  138.46      NM
RCBK  Richmond County Fin Corp of NY     19.28   471.70   0.56   11.79      NM  163.53   41.94  163.53      NM
TSBK  Timberland Bancorp of WA           17.94   118.64   0.75   12.38   23.92  144.91   44.13  144.91   23.92
UCBC  Union Community Bancorp of IN      15.81    48.09   0.58   13.40   27.26  117.99   43.04  117.99   27.26
UTBI  United Tenn. Bancshares of TN      15.50    22.55   0.66   12.95   23.48  119.69   29.31  119.69   23.48

                                             Dividends(4)                 Financial Characteristics(6)
                                       ----------------------- -------------------------------------------------------
                                                                                          Reported          Core
                                        Amount/        Payout   Total   Equity/  NPAs/  ---------------- -------------
Financial Institution                    Share   Yield Ratio(5) Assets  Assets  Assets   ROA     ROE     ROA     ROE
---------------------                   ------- ------ ------- ------- ------- ------- ------- --------------- -------
                                          ($)     (%)     (%)   ($Mil)     (%)    (%)     (%)     (%)     (%)     (%)
SAIF-Insured Thrifts                      0.36   1.56   30.63   1,033   13.70    0.74    0.94    8.07    0.89    7.55
Converted Last 3 Mths (no MHC)            0.18   1.43    8.03     692   27.05    0.67    1.26    4.90    1.27    4.95

Comparable Group
----------------

Converted Last 3 Mths (no MHC)
------------------------------
CAVB  Cavalry Bancorp of TN               0.00   0.00    0.00     339   27.23    0.02    1.33    4.87    1.33    4.87
PEDE  Great Pee Dee Bancorp of SC         0.00   0.00    0.00      79   37.86    0.45    1.57    4.15    1.57    4.15
GFED  Guaranty Fed Bancshares of MO       0.30   2.42      NM     231   30.17    0.61    1.00    5.76    0.97    5.58
HARBD Harbor Florida Bancshrs of FL       1.40  11.91      NM   1,274   19.30    0.51    1.40    7.24    1.35    6.99
HFWA  Heritage Financial Corp of WA       0.14   0.91   28.57     311   29.23    0.10    1.53    5.25    1.53    5.25
HFBC  HopFed Bancorp of KY                0.00   0.00    0.00     237   22.59    0.12    0.99    4.37    0.99    4.37
ICBC  Independence Comm Bnk Cp of NY      0.00   0.00    0.00   4,072   21.70    0.70    0.64    2.95    0.85    3.90
MYST  Mystic Financial of MA              0.00   0.00    0.00     181   19.47    0.18    0.78    4.00    0.78    4.00
RCBK  Richmond County Fin Corp of NY      0.00   0.00    0.00   1,125   25.65      NA    1.22    4.75    1.22    4.75
TSBK  Timberland Bancorp of WA            0.00   0.00    0.00     269   30.46    3.07    1.85    6.06    1.85    6.06
UCBC  Union Community Bancorp of IN       0.30   1.90   51.72     112   36.48      NA    1.58    4.33    1.58    4.33
UTBI  United Tenn. Bancshares of TN       0.00   0.00    0.00      77   24.48    0.93    1.25    5.10    1.25    5.10

(1) Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core basis) is based on actual trailing twelve month data, adjusted to omit non-operating items (including the SAIF assessment) on a tax effected basis.
(3) P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/CORE = Price to estimated core earnings.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.


Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP Financial, LC.
Board of Directors
March 27, 1998
Page 15



                                                            Previous Valuation
     Key Valuation Parameters:                                   Adjustment
     ------------------------                                    ----------

     Financial Condition                                      No Adjustment
     Profitability, Growth and Viability of Earnings          Slight Downward
     Asset Growth                                             Slight Downward
     Primary Market Area                                      No Adjustment
     Dividends                                                Slight Downward
     Liquidity of the Shares                                  No Adjustment
     Marketing of the Issue                                   No Adjustment
     Management                                               No Adjustment
     Effect of Government Regulations and Regulatory Reform   No Adjustment


     The factors concerning the valuation parameters of primary market area, dividends, liquidity of the shares, management and effect of government regulation and regulatory reform did not change since the original appraisal date. Accordingly, those parameters were not discussed further in this update.

     There were no material changes in the updated financial conditions of the Bank and the Peer Group, with both BCSB's and the Peer Group's balance sheets remaining fairly indicative of traditional thrift operating strategies. In terms of overall asset/liability composition, credit quality, balance sheet liquidity, funding composition and capital, the comparative differences between the Bank's and the Peer Group's financial characteristics remained limited and required no adjustment for valuation purposes. A slight downward valuation adjustment remained appropriate for BCSB's asset growth, as the Bank continued to exhibit less favorable asset growth measures than the Peer Group. BCSB's smaller asset size and more limited resources also continued to be factors in the downward adjustment applied for the Bank's assets growth. The Bank's updated core earnings remained fairly comparable to the Peer Group's, with BCSB's stronger net interest margin continuing to substantially negated by the Peer Group's higher level of non-interest operating income and lower level of operating expenses. Consistent with the original appraisal, the credit risk and the earnings growth potential associated with the Bank's earnings warranted downward adjustments compared to the Peer Group's earnings. Greater lending diversification into higher risk types of lending and less favorable credit quality measures remained factors warranting the downward adjustment for the credit risk exposure associated with the Bank's earnings. The Peer Group's more favorable earnings growth potential continued to be warranted by its stronger asset growth historically and more diversified operations. Accordingly, we continue to believe a slight downward adjustment remains appropriate for the quality, predictability and growth of the Bank's earnings relative to the Peer Group's.

     The general market for thrift stocks has remained favorable, with thrift issues continuing to trade at historically high levels. The SNL Index for all publicly-traded thrifts posted a healthy increase since the original appraisal date, with a comparable increase being exhibited in the SNL Index for all publicly-traded MHCs. Since the date of the original appraisal, the substantial majority of the Peer Group companies were trading at higher prices as of March 27, 1998. The new issue market for thrift stocks remains strong, as recent converting and MHC issues have been oversubscribed and have traded higher in initial trading activity.

RP Financial, LC.
Board of Directors
March 27, 1998
Page 16



     Overall, taking into account the foregoing factors, we believe that an increase in BCSB's value is appropriate.


Basis of Valuation. Fully-Converted Pricing Ratios
--------------------------------------------------

     Consistent with the original appraisal, to calculate the fully-converted pricing information for MHCs, the reported financial information for the public MHCs was adjusted as follows: (1) a second step conversion was assumed, with all shares owned by the MHC assumed to be sold at the March 27, 1998 trading price;
(2) the gross proceeds from such a sale were adjusted to reflect reasonable offering expenses and standard stock based benefit plan parameters that would be factored into a "second step" conversion of MHC institutions; and (3) book value per share and earnings per share figures for the public MHCs were adjusted by the impact of the assumed second step conversion, resulting in an estimation of book value per share and earnings per share figures on a fully-converted basis. Since they place the public MHC institutions on a fully-converted basis using the same approach as utilized in the several second step conversions completed to date, these per share figures (fully-converted basis) are comparable to the per share financial information reported by fully-converted public companies and can form the basis for estimating the pro forma market value range of a 100 percent ownership interest in BCSB. Table 6 on the following page shows the calculation of per share financial data (fully-converted basis) for each of the 16 public MHC institutions that form the Peer Group.


Valuation Approaches
--------------------

     In applying the accepted valuation methodology promulgated by the OTS, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing BCSB's Savings' to-be-issued stock -- price/earnings ("P/E"), price/book ("P/B"), and price/assets ("P/A") approaches -- all performed on a pro forma basis including the effects of the conversion proceeds. In computing the pro forma impact of the conversion and the related pricing ratios, the valuation assumptions for effective tax rate, stock benefit plan assumptions, and offering expenses utilized in the original appraisal did not change in this update. The reinvestment rate was revised from 5.44 percent to 5.48 percent, equaling the one year U.S. Treasury rate prevailing as of December 31, 1997. The pro assumptions are summarized in Exhibits 3 and 4.

     Consistent with the original appraisal, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach. Also consistent with the original appraisal, this updated appraisal also incorporates a technical analysis of the most recently completed MHC offerings.

     Based on the foregoing, we have concluded that the pro forma market value of BCSB's stock is subject to an increase. Therefore, as of March 27, 1998, the pro forma market value of a 100 percent in BCSB's stock has been increased from $43,250,000 to $46,250,000 at the midpoint of the valuation range. The increase takes into account the Bank's capital growth since the original appraisal, the higher trading prices of the Peer Group companies on average, the favorable market environment for thrift stocks in general, and a continuation of the strong market environment for converting and MHC thrift issues.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                                              Table 6
                         Calculation of Implied Per Share Data -- Incorporating MHC Second Step Conversion
                                                 Comparable Institutional Analysis
                                           For the Twelve Months Ended December 31, 1997


                                                  Current Ownership                     Current Per Share Data  (MHC Ratios)
                                            ------------------------------      ----------------------------------------------------
                                              Total     Public      MHC                     Core         Book    Tangible
                                             Shares     Shares     Shares         EPS        EPS        Value      Book      Assets
                                            --------   --------   --------      --------   --------   --------   --------   --------
                                              (000)      (000)      (000)          ($)        ($)        ($)        ($)        ($)
Publicly-Traded MHC Institutions
--------------------------------
CMSV   Commty. Svgs, MHC of FL (48.5)          5,095      2,470      2,625          1.05       0.97      15.95      15.95     141.34
FFFL   Fidelity Bcsh MHC of FL (47.7)          6,783      3,224      3,559          0.93       0.79      12.65      12.57     154.16
FFSX   First FSB MHC Sxld of IA(46.1)          2,834      1,303      1,531          1.19       1.15      14.34      14.23     161.94
GDVS   Greater DV SB, MHC of PA(19.9)          3,273        650      2,623          0.62       0.62       8.91       8.91      79.58
HARS   Harris Fin. MHC of PA (24.3)           33,790      8,169     25,621          0.53       0.45       5.29       4.72      65.15
JXSB   Jcksnville SB,MHC of IL (45.6)          1,908        580      1,328          0.51       0.41       9.17       9.17      88.07
LFED   Leeds FSB, MHC of MD (36.3)             5,182      1,883      3,299          0.66       0.66       9.35       9.35      56.23
NWSB   Northwest SB, MHC of PA (30.7)         46,798     14,352     32,446          0.41       0.42       4.44       3.94      48.05
PBCT   Peoples Bank, MHC of CT (40.1)         61,162     24,453     36,709          1.51       0.87      11.61      11.55     133.81
PBHC   Pathfinder BC MHC of NY (46.1)          2,875        882      1,993          0.64       0.58       8.20       6.95      68.44
PHSB   Ppls Home SB, MHC of PA (45.0)          2,760      1,242      1,518          0.59       0.56      10.37      10.37      78.89
PLSK   Pulaski SB, MHC of NJ (46.0)            2,108        952      1,156          0.53       0.53      10.29      10.29      86.21
SBFL   SB Fngr Lakes MHC of NY (33.1)          3,570        590      2,980          0.24       0.21       6.07       6.07      69.39
SKBO   First Carnegie MHC of PA(45.0)          2,300      1,035      1,265          0.41       0.46      10.74      10.74      62.46
WAYN   Wayne Svgs Bks MHC of OH (47.8)         2,257      1,075      1,182          0.84       0.78      10.72      10.72     113.04
WCFB   Wbstr Cty FSB MHC of IA (45.2)          2,109        950      1,159          0.65       0.65      10.60      10.60      45.10


                                             Impact of Second Step Conversion           Pro Forma Per Share Data (Fully Converted)
                                          --------------------------------------    ------------------------------------------------
                                           Share     Gross    Net Incr.  Net Incr.             Core       Book    Tangible
                                           Price    Procds(1) Capital(2) Income(3)    EPS       EPS      Value      Book     Assets
                                          --------  --------  --------  --------    --------  --------  --------  --------  --------
                                           ($000)    ($000)    ($000)    ($000)       ($)        ($)       ($)       ($)       ($)
Publicly-Traded MHC Institutions
--------------------------------
CMSV   Commty. Svgs, MHC of FL (48.5)        38.38   100,748    86,643     2,653        1.57      1.49     32.96     32.96   158.35
FFFL   Fidelity Bcsh MHC of FL (47.7)        29.75   105,880    91,057     2,788        1.34      1.20     26.07     25.99   167.58
FFSX   First FSB MHC Sxld of IA(46.1)        33.50    51,289    44,108     1,351        1.67      1.63     29.90     29.79   177.50
GDVS   Greater DV SB, MHC of PA(19.9)        32.75    85,903    73,877     2,262        1.31      1.31     31.48     31.48   102.15
HARS   Harris Fin. MHC of PA (24.3)          26.50   678,957   583,903    17,880        1.06      0.98     22.57     22.00    82.43
JXSB   Jcksnville SB,MHC of IL (45.6)        24.50    32,536    27,981       857        0.96      0.86     23.84     23.84   102.74
LFED   Leeds FSB, MHC of MD (36.3)           23.00    75,877    65,254     1,998        1.05      1.05     21.94     21.94    68.82
NWSB   Northwest SB, MHC of PA (30.7)        17.19   557,747   479,662    14,688        0.72      0.73     14.69     14.19    58.30
PBCT   Peoples Bank, MHC of CT (40.1)        38.00 1,394,942 1,199,650    36,734        2.11      1.47     31.22     31.16   153.42
PBHC   Pathfinder BC MHC of NY (46.1)        21.50    42,850    36,851     1,128        1.03      0.97     21.02     19.77    81.26
PHSB   Ppls Home SB, MHC of PA (45.0)        19.75    29,981    25,783       790        0.88      0.85     19.71     19.71    88.23
PLSK   Pulaski SB, MHC of NJ (46.0)          19.00    21,964    18,889       578        0.80      0.80     19.25     19.25    95.17
SBFL   SB Fngr Lakes MHC of NY (33.1)        19.50    58,110    49,975     1,530        0.67      0.64     20.07     20.07    83.39
SKBO   First Carnegie MHC of PA(45.0)        20.00    25,300    21,758       666        0.70      0.75     20.20     20.20    71.92
WAYN   Wayne Svgs Bks MHC of OH (47.8)       30.00    35,460    30,496       934        1.25      1.19     24.23     24.23   126.55
WCFB   Wbstr Cty FSB MHC of IA (45.2)        19.75    22,890    19,686       603        0.94      0.94     19.93     19.93    54.43


(1) Gross proceeds calculated as stock price mulitplied by the number of shares owned by the mutual holding company (i.e., non-public shares).
(2) Net increase in capital reflects gross proceeds less offering expenses, contra-equity account for leveraged ESOP and deferred compensation account for restricted stock plan:
          Offering expense percent     2.00
          ESOP percent purchase        8.00
          Recognition plan percent     4.00
(3) Net increase in earnings reflects after-tax reinvestment income (assumes ESOP and recognition plan do not generate reinvestment income), less after-tax ESOP amortization and recognition plan vesting:
          After-tax reinvestment       4.29
          ESOP loan term (years)         10
          Recog. plan vesting (yrs)       5
          Effective tax rate          34.00

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC, calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP Financial, LC.
Board of Directors
March 27, 1998
Page 18


     The Bank has adopted Statement of Position ("SOP" 93-6) which will cause earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares. For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Bank's shareholders. However, we have considered the impact of the Bank's adoption of SOP 93-6 in the determination of BCSB's pro forma value.

          1.   P/E Approach. In applying the P/E approach, RP Financial's
               ------------
valuation conclusions were based on the Bank's and the Peer Group's reported and recurring or "core" earnings estimates. BCSB's reported earnings for the twelve months ended December 31, 1997 equaled $2.027 million. Two adjustments were made in deriving the Bank's core earnings, which were comparable to the adjustments made in the original appraisal. The first adjustment was to eliminate gains from real estate development, which approximated $36,000 for the twelve months ended December 31, 1997. The second adjustment eliminated the $339,000 gain recorded on the sale of branch deposits. On a tax effected basis, assuming an effective marginal tax rate of 39.0 percent, the elimination of the gains resulted in a $229,000 reduction in the Bank's reported earnings. Accordingly, as shown below, BCSB's core earnings were estimated to equal $1.798 million for the twelve months ended December 31, 1997. (Note: see Exhibit 2 for the adjustments applied to the Peer Group's earnings in the calculation of core earnings).

                                                   Amount
                                                   ------
                                                   ($000)

          Net income                              $2,027
          Gain on sale of branch(1)                 (207)
          Gains on real estate development(1)        (22)
                                                      --
            Core earnings estimate                $1,798

          (1)  Tax effected at 39.0 percent.

          Based on BCSB's reported and estimated core earnings, and incorporating the impact of the pro forma assumptions discussed previously, the Bank's pro forma reported and core P/E multiples (fully-converted basis) at the $46.250 million fully-converted midpoint value equaled 16.23 times and 17.65 times, respectively (versus 15.82x and 16.13x at the midpoint valuation in the original appraisal). Comparatively, the Peer Group posted average reported and core P/E multiples of 23.49 times and 24.33 times, which indicated discounts of
30.9 percent and 27.5 percent in the Bank's reported and core P/E multiples (versus discounts of 27.0 percent and 30.6 percent as indicated in the original appraisal). The implied conversion pricing ratios relative to the Peer Group's pricing ratios are indicated in Table 7, and the updated pro forma calculations are detailed in Exhibits 3 and 4.

          2.   P/B Approach.  P/B ratios have generally served as a useful
               ------------
benchmark in the valuation of thrift stocks, with the greater determinant of long term value being earnings. Based on the $46.250 million fully-converted midpoint value, BCSB's pro forma P/B and P/TB ratios (fully-converted basis) were 72.34 percent and 72.39 percent, respectively (versus 71.25 percent and 71.31 percent in the original appraisal). Relative to the average P/B and P/TB ratios indicated for the Peer Group of 108.17 percent and 109.08

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                                                              Table 7
                                 MHC INSTITUTIONS -- IMPLIED PRICING RATIOS FULL CONVERSION BASIS
                                         Baltimore County Savings Bank and the Comparables
                                                    As of March 27, 1998


                                        Fully Converted
                                         Implied Value   Per Share (8)
                                       ---------------- ---------------            Pricing Ratios(3)
                                                Implied   Core    Book   ---------------------------------------
                                        Price/   Market   12-Mth  Value/
                                       Share(1) Value(8)  EPS(2)  Share    P/E     P/B    P/A     P/TB   P/CORE
                                       -------- -------- ------- ------- ------- ------- ------- ------- --------
                                          ($)   ($Mil)    ($)     ($)     (X)     (%)     (%)     (%)     (x)

Baltimore County Savings Bank
-----------------------------
Superrange                               10.00   61.17    0.47   12.53   19.56  79.80    20.21  79.84    21.10
Range Maximum                            10.00   53.19    0.52   13.13   17.86  76.14    17.97  76.19    19.34
Range Midpoint                           10.00   46.25    0.57   13.82   16.23  72.34    15.95  72.39    17.65
Range Mimimum                            10.00   39.31    0.63   14.76   14.46  67.75    13.84  67.80    15.78

SAIF-Insured Thrifts(7)
----------------------
Averages                                 23.97   178.98   1.03   14.38   20.36  167.77   21.34 171.67    21.42
Medians                                   ---      ---    ---     ---    19.62  159.79   19.48 162.33    21.28

All Non-MHC State of MD(7)
-------------------------
Averages                                 20.07   34.39    0.91   12.62   18.85  160.53   16.71 160.53    22.83
Medians                                   ---     ---      ---    ---    15.92  148.89   15.44 148.89    26.09


Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
Averages                                 25.82   323.18   1.05   23.69   23.49  108.17   26.04  109.08   24.33
Medians                                   ---     ---      ---    ---    23.81  104.43   24.50  106.79   24.79


Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
CMSV  Commty. Svgs, MHC of FL (48.5)     38.38   195.55   1.49   32.96   24.45  116.44   24.24  116.44   25.76
FFFL  Fidelity Bcsh MHC of FL (47.7)     29.75   201.79   1.20   26.07   22.20  114.12   17.75  114.47   24.79
SKBO  First Carnegie MHC of PA (45.0)    20.00    46.00   0.75   20.20   28.57   99.01   27.81   99.01   26.67
FFSX  First FSB MHC Sxld of IA (46.1)    33.50    94.94   1.63   29.90   20.06  112.04   18.87  112.45   20.55
GDVS  Greater DV SB, MHC of PA (19.9)    32.75   107.19   1.31   31.48   25.00  104.03   32.06  104.03   25.00
HARS  Harris Fin. MHC of PA (24.3)       26.50   895.43   0.98   22.57   25.00  117.41   32.15  120.45   27.04
JXSB  Jcksnville SB,MHC of IL (45.6)     24.50    46.75   0.86   23.84   25.52  102.77   23.85  102.77   28.49
LFED  Leeds FSB, MHC of MD (36.3)        23.00   119.19   1.05   21.94   21.90  104.83   33.42  104.83   21.90
NWSB  Northwest SB, MHC of PA (30.7)     17.19   804.46   0.73   14.69   23.88  117.02   29.49  121.14   23.55
PBHC  Pathfinder BC MHC of NY (46.1)     21.50    61.81   0.97   21.02   20.87  102.28   26.46  108.75   22.16
PBCT  Peoples Bank, MHC of CT (40.1)     38.00  2324.16   1.47   31.22   18.01  121.72   24.77  121.95   25.85
PHSB  Ppls Home SB, MHC of PA (45.0)     19.75    54.51   0.85   19.71   22.44  100.20   22.38  100.20   23.24
PLSK  Pulaski SB, MHC of NJ (46.0)       19.00    40.05   0.80   19.25   23.75   98.70   19.96   98.70   23.75
SBFL  SB Fngr Lakes MHC of NY (33.1)     19.50    69.61   0.64   20.07   29.10   97.16   23.38   97.16     NH
WAYN  Wayne Svgs Bks MHC of OH (47.8)    30.00    67.71   1.19   24.23   24.00  123.81   23.71  123.81   25.21
WCFB  Wbstr Cty FSB MHC of IA (45.2)     19.75    41.65   0.94   19.93   21.01   99.10   36.29   99.10   21.01

                                             Dividends(4)                 Financial Characteristics(6)
                                       ----------------------- -------------------------------------------------------
                                                                                          Reported          Core
                                        Amount/        Payout   Total   Equity/  NPAs/  ---------------- -------------
Baltimore County Savings Bank            Share   Yield Ratio(5) Assets  Assets  Assets   ROA     ROE     ROA     ROE
-----------------------------           ------- ------ ------- ------- ------- ------- ------- --------- ------ -------
                                          ($)     (%)     (%)   ($Mil)     (%)    (%)     (%)     (%)    (%)     (%)
Superrange                               0.00    0.00   0.00     303    25.32    0.72   1.03    4.08     0.96   3.78
Range Maximum                            0.00    0.00   0.00     296    23.61    0.74   1.01    4.26     0.93   3.94
Range Midpoint                           0.00    0.00   0.00     290    22.05    0.76   0.98    4.46     0.90   4.10
Range Mimimum                            0.00    0.00   0.00     284    20.42    0.77   0.96    4.69     0.88   4.29

SAIF-Insured Thrifts(7)
----------------------
Averages                                 0.36    1.56  30.63   1,033    13.70    0.74   0.94    8.07     0.89   7.55
Medians                                   ---     ---    ---     ---     ---      ---    ---     ---      ---    ---

All Non-MHC State of MD(7)
----------------------------------
Averages                                 0.23    1.25  35.65     230    11.46    0.67   0.78    8.67     0.69   7.51
Medians                                   ---     ---    ---     ---      ---     ---    ---     ---      ---    ---


Publicly-Traded MHC Institutions, Full Conversion Basis
-------------------------------------------------------
Averages                                 0.46    1.73  36.52   1,236    24.27    0.59   1.16    4.83     1.10   4.56
Medians                                   ---     ---    ---     ---      ---     ---    ---     ---      ---    ---


Publicly-Traded MHC Institutions, Full Conversion Basis
--------------------------------------------------------

CMSV  Commty. Svgs, MHC of FL (48.5)     0.90    2.34   60.40    807    20.81    0.42   1.03    4.84     0.97   4.59
FFFL  Fidelity Bcsh MHC of FL (47.7)     0.90    3.03    NM    1,137    15.56    0.40   0.88    5.23     0.79   4.69
SKBO  First Carnegie MHC of PA (45.0)    0.30    1.50   40.00    165    28.09    0.78   0.95    3.80     1.02   4.07
FFSX  First FSB MHC Sxld of IA (46.1)    0.48    1.43   29.45    503    16.85    0.19   0.94    5.70     0.91   5.57
GDVS  Greater DV of SB, MHC of PA (19.9) 0.36    1.10   27.48    334    30.82    1.52   1.34    4.20     1.34   4.20
HARS  Harris Fin. MHC of PA (24.3)       0.22    0.83   22.45  2,785    27.38    0.62   1.38    4.79     1.27   4.42
JXSB  Jcksnville SB,MHC of IL (45.6)     0.30    1.22   34.88    196    23.20    0.94   0.97    4.06     0.87   3.64
LFED  Leeds FSB, MIC of MD (36.3)        0.56    2.43   53.33    357    31.88    0.04   1.55    4.86     1.55   4.86
NWSB  Northwest SB, MHC of PA (30.7)     0.16    0.93   21.92  2,728    25.20    0.72   1.32    4.97     1.34   5.03
PBHC  Pathfinder BC MHC of NY (46.1)     0.20    0.93   20.62    234    25.87    1.17   1.29    5.00     1.22   4.71
PBCT  Peoples Bank, MHC of CT (40.1)     0.76    2.00   51.70  9,383    20.35    0.68   1.43    6.92     1.00   4.82
PHSB  Ppls Home SB, MHC of PA (45.0)     0.24    1.22   28.24    244    22.34    0.44   1.03    5.02     0.99   4.85
PLSK  Pulaski SB, MHC of NJ (46.0)       0.30    1.58   37.50    201    20.23    0.53   0.86    4.59     0.86   4.59
SBFL  SB FNgr Lakes MHC of NY (33.1)     0.20    1.03   32.25    298    24.07    0.50   0.88    3.38     0.84   3.23
WAYN  Wayne Svgs Bks MHC of OH (47.8)    0.62    2.07   52.10    286    19.15    0,45   1.00    5.23     0.95   4.97
WCFB  Wbstr Cty FSB MHC of IA (45.2)     0.80    4.05    NM      115    36.62    0.06   1.74    4.75     1.74   4.75

(1) Current stock price of minority stock. Average of High/Low or Bid/Ask price per share.
(2) EPS (estimate core earnings) is based on reported trailing twelve month data, adjusted to omit non-operating gains and losses (including the SAIF assessment) on a tax effected basis. Public MHC data reflects additional earnings from reinvestment of proceeds of second step conversion.
(3) P/E = Price to Earnings; P/B = Price to Book; P/A = Price to Assets; P/TB = Price to Tangible Book; and P/CORE = Price to Core Earnings. Ratios are pro forma assuming a second step conversion to full stock form.
(4) Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings (earnings adjusted to reflect second step conversion).
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month earnings and average equity and assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.
(8) Figures estimated by RP Financial to reflect a second step conversion of the MHC to full stock form.

Source: Corporate reports, offering circulars, and RP Financial, LC.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.


Copyright (c) 1997 by RP Financial, LC.

RP Financial, LC.
Board of Directors
March 27, 1998
Page 20


percent, respectively, BCSB's updated valuation reflected a 33.1 percent discount on a P/B basis (versus 33.9 percent in the original appraisal) and a
33.6 percent discount on a P/TB basis (versus 34.4 percent discount in the original appraisal).

          Since the date of the original appraisal, there has been one publicly-traded MHC offering that has been completed and began trading: Brookline Bancorp MHC of Massachusetts. Based on Brookline Bancorp's current trading price of $16.38 per share, its pro forma fully-converted P/B ratio equaled 102.2 percent. At the fully-converted midpoint value of $46.250 million, BCSB's P/B ratio of
72.3 percent indicated a discount of 29.2 percent from Brookline Bancorp's current P/B ratio.

          3.   P/A Approach. While generally less emphasized than the other
               ------------
pricing ratios, the P/A ratio is an indicator of franchise value and, in the case of highly capitalized institutions, high P/A ratios may limit the investment community's willingness to pay market multiples for earnings or book value when ROE is expected to be low. At the $46.250 million fully-converted midpoint value, BCSB's P/A ratio equaled 15.95 percent. In comparison to the Peer Group's average P/A ratio of 26.04 percent, BCSB's P/A ratio indicated a discount of 38.7 percent (versus a discount of 40.4 percent at the midpoint valuation in the original appraisal).

Summary
-------

     We have concluded that BCSB's estimated pro forma market value should be increased since the date of the original appraisal, based on the Bank's capital growth since the original appraisal, the higher trading prices of the Peer Group companies on average, the increase in the market for thrift stocks in general, and a continuation of the strong market environment for converting and MHC thrift issues. Based on the foregoing, it is our opinion that, as of March 27, 1998, the estimated aggregate pro forma market value of the shares to be issued immediately following the conversion, both shares issued publicly as well as to the MHC, was $46,250,000 at the midpoint, equal to 4,625,000 shares offered at a per share value of $10.00. Pursuant to conversion guidelines, the 15 percent offering range indicates a minimum value of $39,312,500, and a maximum value of $53,187,500. Based on the $10.00 per share offering price determined by the Board, this valuation range equates to total shares outstanding of 3,931,250 at the minimum and 5,318,750 at the maximum. In the event that the appraised value is subject to an increase, the full conversion value may be increased up to $61,165,620, equal to 6,116,562 shares at $10.00 per share, without a resolicitation. The Board of Directors has established a public offering range such that the public ownership of the Holding Company will constitute a 38 percent ownership interest prior to the issuance of shares to the Foundation. Accordingly, the offering to the public of the minority stock will equal $14,696,500 at the minimum, $17,290,000 at the midpoint, $19,883,500 at the maximum and $22,866,020 at the top of the super range. Based on the public offering range, and inclusive of the 75,000 shares issued to the Foundation, the public ownership of the shares will represent 39.3 percent of the shares issued at the minimum of the valuation range, 39.0 percent of the shares issued at the midpoint of the valuation range, 38.8 percent of the shares issued at the maximum of the valuation range and 38.6 of the shares issued at the top of the super range, with the MHC owning the remaining majority of the shares. The pro forma valuation calculations relative to the Peer Group (fully-converted basis) are shown in Table 7 and are detailed in Exhibit 3 and Exhibit 4; the pro forma valuation calculations relative to the

RP Financial, LC.
Board of Directors
March 27, 1998
Page 21


Peer Group based on reported financials are shown in Table 8 and are detailed in Exhibits 5 and 6.

                                        Respectfully submitted,

                                        RP FINANCIAL, LC.


                                        /s/ Gregory E. Dunn

                                        Gregory E. Dunn
                                        Senior Vice President

RP FINANCIAL, L.C.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                    Table 8
                             Public Market Pricing
               Baltimore County Savings Bank and the Comparables
                             As of March 27, 1998

                                                 Market           Per Share Data
                                             Capitalization       --------------                  Pricing Ratios (3)
                                            -----------------     Core    Book         ----------------------------------------
                                            Price/     Market     12-Mth  Value/
                                            Shares(1)  Value      EPS(2)  Shares       P/E     P/B      P/A     P/TB     P/CORE
                                            ---------  ------     ------  ------       ---     ---      ---     ----     ------
                                               ($)     ($Mil)      ($)     ($)         (X)     (%)      (%)      (%)       (X)
Baltimore County Savings Bank
-----------------------------
  Superrange                                 10.00     23.62       0.36    7.12       25.19   140.41   22.69    140.55   27.82
  Range Maximum                              10.00     20.63       0.40    7.77       22.70   128.76   19.89    128.91   25.16
  Range Midpoint                             10.00     18.04       0.45    8.45       20.16   118.30   17.44    118.43   22.39
  Range Minimum                              10.00     15.45       0.51    9.36       17.51   106.81   14.95    106.94   19.50

SAIF-Insured Thrifts(7)
-----------------------
  Averages                                   23.97    178.98       1.03   14.38       20.36   167.77   21.34    171.67   21.42
  Medians                                      ---       ---        ---     ---       19.62   159.79   19.48    162.33   21.28

All Non-MHC State of MD(7)
--------------------------
  Averages                                   20.07     34.49       0.91   12.62       18.85   160.53   16.71    160.53   22.83
  Medians                                      ---       ---        ---     ---       15.92   148.89   15.44    148.89   26.09

Comparable Group Averages
-------------------------
  Averages                                   25.82    115.65       0.63    9.92       26.66   243.14   30.68    247.15   29.13
  Medians                                      ---       ---        ---     ---       26.66   254.09   28.25    256.58   29.13

State of MD
-----------

  EQSB  Equitable FSB of Wheaton MD          30.25     36.75       1.87   13.77       15.92   219.68   11.43    219.68   16.18
  HRBF  Harbor Federal Bancorp of MD         24.00     40.63       0.92   17.23       25.00   139.29   17.40    139.29   26.09
  MFSL  Maryland Fed. Bancorp of MD(7)       38.00    246.09       1.61   15.39        NM     246.91   20.94    249.67   23.60
  WHGB  WHG Bancshares of MD                 17.88     28.84       0.55   14.34        NM     124.69   24.51    124.69    NM
  WSB   Washington SB, FSB of MD              8.13     35.73       0.31    5.13       15.63   158.48   13.49    158.48   26.23

Comparable Group
----------------

  CNSR  Commty. Svgs, MHC of Fl (48.5)       38.38     94.80       0.97   15.95        NM     240.63   27.15    240.63    NM
  FFFL  Fidelity Bcsh MHC of Fl (47.7)       29.75     95.91       0.79   12.65        NM     235.18   19.30    236.67    NM
  SKBO  First Carnegie MHC of PA(45.0)       20.00     20.70       0.46   10.74        NM     186.22   32.02    186.22    NM
  FFSX  First FSB MHC Sxld of IA(46.1)       33.50     43.65       1.15   14.34       28.15   233.61   20.69    235.42   29.13
  GDVS  Greater DV SB, MHC of PA(19.9)       32.75     21.29       0.62    8.91        NM       NM     41.15      NM      NM
  HARS  Harris Fin. MHC of PA (24.3)         26.50    216.48       0.45    5.29        NM       NM     40.68      NM      NM
  JXSB  Jcksnville SB, MHC of IL (45.6)      24.50     14.21       0.41    9.17        NM     267.18   27.82    267.18    NM
  LFED  Leeds FSB, MHC of MD (36.3)          23.00     43.31       0.66    9.35        NM     245.99   40.90    245.99    NM
  NWSB  Northwest SB, MHC of PA (30.7)       17.19    246.71       0.42    4.44        NM       NM     35.78      NM      NM
  PBHC  Pathfinder BC MHC of NY (46.1)       21.50     18.96       0.58    8.20        NM     262.20   31.41    309.35    NM
  PBCT  Peoples Bank, MHC of CT (40.1)       38.00    929.21       0.87   11.61       25.17   327.30   28.40    329.00    NM
  PHSB  Ppls Home SB, MHC of PA (45.0)       19.75     24.53       0.56   10.37        NM     190.45   25.03    190.45    NM
  PLSK  Pulaski SB, MHC of NJ (46.0)         19.00     18.09       0.53   10.29        NM     184.65   22.04    184.65    NM
  SBFL  SB Fngr Lakes MHC of NY (33.1)       19.50     11.51       0.21    6.07        NM     321.25   28.10    321.25    NM
  WAYN  Wayne Svgs Bks MHC of OH (47.8)      30.00     32.25       0.78   10.72        NM     279.85   26.54    279.85    NM

                                                     Dividends(4)                        Financial Characteristics(6)
                                             ---------------------------   ---------------------------------------------------------
                                                                                                        Reported          Core
                                             Amount/            Payout     Total    Equity/  NPAs/    -------------    -------------
                                             Share     Yield    Ratio(5)   Assets   Assets   Assets    ROA     ROE      ROA     ROE
                                             -------   -----    --------   ------   -------  ------   -----   -----    -----   -----
                                               ($)      (%)       (%)      ($Mil)     (%)      (%)     (%)     (%)      (%)     (%)
Baltimore County Savings Bank
-----------------------------
  Superrange                                  0.50      5.00     48.63      270      16.16    0.81     0.90    5.57     0.82    5.05
  Range Maximum                               0.50      5.00     44.03      267      15.45    0.82     0.88    5.67     0.79    5.12
  Range Midpoint                              0.50      5.00     39.31      265      14.74    0.83     0.87    5.87     0.78    5.28
  Range Minimum                               0.50      5.00     34.41      263      14.00    0.83     0.85    6.10     0.77    5.48

SAIF-Insured Thrifts(7)
-----------------------
  Averages                                    0.36      1.56     30.63    1,033      13.70    0.74     0.94    8.07     0.89    7.55
  Medians                                      ---       ---       ---      ---        ---     ---      ---     ---      ---     ---

All Non-MHC State of MD(7)
--------------------------
  Averages                                    0.23      1.25     35.65      230      11.46    0.67     0.78    8.67     0.69    7.51
  Medians                                      ---       ---       ---      ---        ---     ---      ---     ---      ---     ---

Comparable Group Averages
-------------------------
  Averages                                    0.46      1.73     17.92    1,057      11.79    0.59     0.84    7.65     0.77    6.90
  Medians                                      ---       ---       ---      ---        ---     ---      ---     ---      ---     ---

State of MD
-----------

  EQSB  Equitable FSB of Wheaton MD           0.00      0.00      0.00      322       5.20    0.54     0.76   14.86     0.74   14.62
  HRBF  Harbor Federal Bancorp of MD          0.48      2.00     52.17      234      12.49    0.53     0.74    5.73     0.70    5.49
  MFSL  Maryland Fed. Bancorp of MD(7)        0.00      0.00      0.00    1,175       8.48    0.60     0.65    7.77     0.91   10.97
  WHGB  WHG Bancshares of MD                  0.32      1.79     58.18      101      19.66    0.95     0.76    3.59     0.77    3.65
  WSB   Washington SB, FSB of MD              0.10      1.23     32.26      265       8.51     NA      0.88   10.51     0.52    6.26

Comparable Group
----------------

  CHSV  County. Svgs, MHC of Fl (48.5)        0.90      2.34      NM        720      11.28    0.42     0.77    6.80     0.71    6.29
  FFFL  Fidelity Bcsh MHC of Fl (47.7)        0.90      3.03      NM      1,046       8.21    0.40     0.67    7.64     0.57    6.49
  SKBO  First Carnegie MHC of PA(45.0)        0.30      1.50     29.35      144      17.20    0.78     0.64    4.58     0.71    5.13
  FFSX  First FSB MHC Sxld of IA(46.1)        0.48      1.43     19.19      459       8.86    0.19     0.73    8.67     0.71    8.38
  GDVS  Greater DV 5B, MHC of PA(19.9)        0.36      1.10     11.53      260      11.20    1.52     0.83    7.17     0.83    7.17
  HARS  Harris Fin. MHC of PA (24.3)          0.22      0.83     11.82    2,201       8.12    0.62     0.89   10.88     0.76    9.24
  JXSB  Jcksnville SB, MHC of IL (45.6)       0.30      1.22     22.24      168      10.41    0.94     0.61    5.69     0.49    4.57
  LFED  Leeds FSB, MHC of MD (36.3)           0.56      2.43      NM        291      16.63    0.04     1.20    7.33     1.20    7.33
  NWSB  Northwest SB, MHC of PA (30.7)        0.16      0.93     11.68    2,249       9.24    0.72     0.93    9.65     0.95    9.88
  PBHC  Pathfinder BC MHC of NY (46.1)        0.20      0.93     10.58      197      11.98    1.17     0.96    8.24     0.87    7.46
  PBCT  Peoples Bank, MHC of CT (40.1)        0.76      2.00      NM      8,184       8.68    0.68     1.18   13.88     0.68    8.00
  PHSB  Ppls Home SB, MHC of PA (45.0)        0.24      1.22     19.29      218      13.14    0.44     0.77    7.20     0.73    6.83
  PLSK  Pulaski SB, MHC of NJ (46.0)          0.30      1.58     25.56      182      11.94    0.53     0.63    6.25     0.63    6.25
  SBFL  SB Fngr Lakes MHC of NY (33.1)        0.20      1.03      NM        248       8.75    0.50     0.39    4.11     0.34    3.60
  WAYN  Wayne Svgs Bks MHC of OH (47.8)       0.62      2.07      NM        255       9.48    0.45     0.75    8.07     0.70    7.49

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700



                                    Table 8
                             Public Market Pricing
               Baltimore County Savings Bank and the Comparables
                             As of March 27, 1998


                                                   Market         Per Share Data
                                               Capitalization    ----------------
                                              -----------------    Core    Book                Pricing Ratios(3)
                                               Price/    Market    12-Mth  Value/   -------------------------------------------
                                               Share(1)  Value     EPS(2)  Share       P/E     P/B     P/A     P/TB    P/CORE
                                              --------  -------  ------- --------   -------- ------- ------- -------- ---------
                                                  ($)    ($Mil)     ($)      ($)       (X)     (%)     (%)      (%)     (X)

WCFB Wbstr Cty FSB MHC of IA (45.2)            19.75    18.76      0.65   10.60        NM    186.32   43.79    186.32    NM



                                                   Dividends(4)                           Financial Characteristics(6)
                                        ---------------------------------  ---------------------------------------------------------
                                                                                                            Reported       Core
                                         Amount/              Payout        Total    Equity/    NPAs/    ------------- -------------
                                         Share     Yield     Ratio(5)       Assets   Assets    Assets      ROA    ROE    ROA    ROE
                                        --------  --------  ----------     -------- --------- ---------  ------ ------ ------ ------
                                          ($)        (%)         (%)        ($Mil)     (%)       (%)       (%)    (%)    (%)    (%)
WCFB Wbstr Cty FSB MHC of IA (45.2)       0.80      4.05        NM             95     23.50     0.06      1.45   6.21   1.45   6.21

(1)  Average of high/low or bid/ask price per share.
(2) EPS (core basis) is based on actual trailing twelve months data, adjusted to omit the impact of non-operating items (including the SAIF assessment) on a tax effected basis, and is shown on a pro forma basis where appropriate.
(3) P/E - Price to Earnings; P/B - Price to Book; P/A - Price to Assets; P/TB - Price to Tangible Book; and P/CORE - Price to Core Earnings.
(4)  Indicated twelve month dividend, based on last quarterly dividend declared.
(5) Indicated twelve month dividend as a percent of trailing twelve month estimated core earnings.
(6) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and total assets balances.
(7) Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source: Corporate reports, offering circulars, and RP Financial, Inc.
        calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot quarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP Financial, LC.



                        LIST OF EXHIBITS


   Exhibit
   Number         Description
   ------         -----------

     1       Stock Prices:  As of March 27, 1998

     2       Peer Group Core Earnings Analysis

     3       Pro Forma Analysis Sheet:  Fully Converted Basis

     4       Pro Forma Effect of Conversion Proceeds:  Fully Converted Basis

     5       Pro Forma Analysis Sheet:  Minority Stock Offering

     6       Pro Forma Effects:  Minority Stock Offering

     7       Firm Qualifications Statement

                                   EXHIBIT 1

                                 Stock Prices
                             As of March 27, 1998

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                                   Exhibit I
                      Weekly Thrift Market Line - Part One
                           Prices As Of March 27, 1998



                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                            52 Week (1)               % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last    Last   52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week    Week   Ago(2)  1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------
SAIF-Insured Thrifts(298)                     23.90   6,169   185.0        25.43   15.59   23.60    0.56   49.57     5.28
NYSE Traded Companies(9)                      42.50  35,643 1,705.1        44.02   24.69   42.09    1.64   58.66     8.34
AMEX Traded Companies(20)                     19.88   2,932    57.0        21.76   13.83   19.74    0.51   37.28     1.10
NASDAQ Listed OTC Companies(269)              23.75   5,692   157.3        25.25   15.50   23.45    0.54   50.31     5.53
California Companies(20)                      29.09  13,171   599.7        30.66   17.84   28.81    1.40   48.33     6.84
Florida Companies(6)                          21.36  23,339   491.5        24.00   13.50   21.15   -0.23   47.91    -3.48
Mid-Atlantic Companies(58)                    25.11   8,781   232.8        26.22   15.69   24.65    0.36   55.84     6.79
Mid-West Companies(138)                       22.51   4,047   121.9        24.16   14.92   22.50    0.09   46.02     3.62
New England Companies(9)                      31.93   4,842   203.6        32.78   17.38   31.21    1.65   73.04     6.32
North-West Companies(11)                      22.96  10,610   274.1        23.86   16.48   22.80    0.42   49.41    18.27
South-East Companies(44)                      24.86   4,076   119.6        26.83   16.83   23.78    2.08   49.98     6.39
South-West Companies(6)                       20.70   2,202    54.9        21.82   13.91   20.16    3.19   51.79    -1.30
Western Companies (Excl CA)(6)                21.30   4,509   118.9        21.96   14.89   21.72   -2.28   43.72     5.48
Thrift Strategy(249)                          22.51   4,454   112.4        24.11   15.13   22.20    0.53   47.20     4.92
Mortgage Banker Strategy(30)                  31.91  15,187   574.3        33.21   18.63   32.01   -0.33   61.92     4.55
Real Estate Strategy(8)                       27.01   6,484   161.1        27.39   15.16   26.52    1.32   64.50    15.17
Diversified Strategy(7)                       39.69  33,283 1,352.2        41.32   22.58   38.85    1.77   58.32     8.14
Retail Banking Strategy(4)                    21.13   4,568   110.8        22.15   11.98   20.17    5.49   65.95     6.03
Companies Issuing Dividends(250)              24.56   5,834   188.0        26.14   15.97   24.42    0.55   47.38     3.48
Companies Without Dividends(48)               20.44   7,915   169.5        21.72   13.58   19.34    0.61   60.92    14.65
Equity/Assets less than 6%(24)                25.66  14,863   382.9        27.03   14.64   25.40    0.46   67.20     4.30
Equity/Assets 6-12% (134)                     27.47   6,296   246.1        28.92   16.53   27.24    1.10   56.47     4.84
Equity/Assets greater than 12%(140)           20.53   4,676   100.7        22.15   14.92   20.17    0.11   40.93     5.81
Converted Last 3 Mths (no MHC)(11)            16.78  15,114   256.0        17.21   13.78   12.67    0.83   80.33    54.33
Actively Traded Companies(36)                 34.51  18,029   736.7        35.74   20.14   34.47   -0.18   64.38     6.18
Market Value Below $20 Million(41)            17.48     921    15.3        18.98   12.47   17.49   -0.19   38.83     1.13
Holding Company Structure(270)                24.04   6,114   187.8        25.61   15.77   23.72    0.57   47.99     5.39
Assets Over $1 Billion(60)                    33.64  20,910   731.0        34.87   20.26   32.98    0.72   55.98     8.93
Assets $500 Million-$1 Billion(44)            26.05   5,487   125.2        27.74   15.86   25.85    1.05   54.96     4.35
Assets $250-$500 Million(67)                  24.50   3,121    71.9        25.98   15.93   23.96    0.50   58.80     8.42
Assets less than $250 Million(127)            18.73   1,658    30.0        20.35   13.34   18.67    0.35   40.49     2.50
Goodwill Companies(123)                       27.94  10,799   325.7        29.29   17.18   27.50    1.03   55.76     6.56
Non-Goodwill Companies(174)                   21.21   3,094    91.7        22.87   14.50   21.17    0.26   44.87     3.52
Acquirors of FSLIC Cases(9)                   38.88  28,871 1,516.9        39.89   23.77   38.71    1.91   58.96     5.34


                                                      Current Per Share Financials
                                                  ----------------------------------------
                                                                           Tangible
                                                  Trailing  12 Mo.   Book    Book
                                                   12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                              EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                             -------- ------- ------- ------- -------
                                                      ($)     ($)     ($)     ($)     ($)

Market Averages. SAIF-Insured Thrifts(no MHC)
---------------------------------------------
SAIF-Insured Thrifts(298)                          1.11     1.05    14.61   14.19   134.88
NYSE Traded Companies(9)                           2.48     2.00    19.78   19.44   286.31
AMEX Traded Companies(20)                          0.87     0.82    14.17   13.97   113.97
NASDAQ Listed OTC Companies(269)                   1.09     1.05    14.52   14.07   132.77
California Companies(20)                           1.54     1.43    17.17   16.70   238.54
Florida Companies(6)                               1.03     0.69    11.14   10.65   147.15
Mid-Atlantic Companies(58)                         1.22     1.17    14.74   13.95   151.66
Mid-West Companies(138)                            1.03     0.98    14.36   14.07   117.50
New England Companies(9)                           1.40     1.55    17.51   16.68   244.32
North-West Companies(11)                           1.06     0.98    13.20   12.77   111.53
South-East Companies(44)                           1.01     0.96    14.55   14.30   112.89
South-West Companies(6)                            1.30     1.27    14.81   14.18   197.12
Western Companies (Excl CA)(6)                     0.95     0.94    15.40   14.75    94.84
Thrift Strategy(249)                               1.04     1.00    14.58   14.20   121.92
Mortgage Banker Strategy(30)                       1.58     1.46    15.32   14.48   211.83
Real Estate Strategy(8)                            1.60     1.46    13.91   13.52   197.41
Diversified Strategy(7)                            1.80     1.46    14.61   14.27   191.20
Retail Banking Strategy(4)                        -0.37    -0.44    12.95   12.39   186.34
Companies Issuing Dividends(250)                   1.17     1.11    14.83   14.37   135.11
Companies Without Dividends(48)                    0.75     0.76    13.46   13.23   133.69
Equity/Assets less than 6%(24)                     1.19     1.24    11.79   10.99   238.31
Equity/Assets 6-12%(134)                           1.37     1.27    14.91   14.23   173.40
Equity/Assets greater than 12%(140)                0.86     0.83    14.80   14.65    85.15
Converted Last 3 Mths (no MHC)(11)                 0.55     0.56    11.90   11.82    44.09
Actively Traded Companies(36)                      1.70     1.80    16.17   15.61   204.69
Market Value Below $20 Million(41)                 0.83     0.77    13.57   13.52   101.89
Holding Company Structure(270)                     1.10     1.05    14.82   14.38   134.58
Assets Over $1 Billion(60)                         1.61     1.53    16.16   14.86   218.09
Assets $500 Million-$1 Billion(44)                 1.23     1.17    14.04   13.62   158.24
Assets $250-$500 Million(67)                       1.15     1.09    15.20   14.81   135.56
Assets less than $250 Million(127)                 0.82     0.79    13.87   13.79    91.17
Goodwill Companies(123)                            1.35     1.26    15.12   14.04   172.60
Non-Goodwill Companies(174)                        0.95     0.92    14.29   14.29   110.44
Acquirors of FSLIC Cases(9)                        2.38     2.21    19.91   19.21   259.82


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Exhibit IV-1 (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of March 27, 1998



                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                           52 Week (1)                % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                      Last    Last    52 Wks Dec 31,
Financial Institution                       Share(1) anding ization(9)    High     Low    Week    Week    Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- -------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------

BIF-Insured Thrifts(58)                       27.49  15,103   662.6        28.60   16.56   27.04    1.27   61.34     5.20
NYSE Traded Companies(4)                      35.30  64,012 1,990.2        36.25   24.86   35.57   -0.81   55.42     1.57
AMEX Traded Companies(7)                      28.50   1,777    54.1        29.10   15.89   27.33    2.72   73.69    10.66
NASDAQ Listed OTC Companies(47)               26.67  12,171   611.1        27.85   15.88   26.23    1.30   60.48     4.90
California Companies(1)                       20.75   7,871   163.3        21.25   14.00   21.25   -2.35   40.68     7.79
Mid-Atlantic Companies(20)                    26.39  21,547   636.4        27.32   17.26   26.25    0.44   56.77     2.01
New England Companies(31)                     28.47   4,565   141.9        29.53   15.84   27.72    2.09   72.00     8.91
North-West Companies(3)                       37.18  89,713 6,470.1        38.12   22.65   37.02    0.05   47.30     7.01
South-East Companies(3)                       17.52   2,593    39.6        20.58   13.84   17.31    1.16   10.23   -13.04
Thrift Strategy(43)                           26.30   7,559   218.5        27.40   16.01   25.75    1.61   61.24     6.18
Mortgage Banker Strategy(7)                   25.36  29,028   813.6        27.04   14.48   25.19    0.65   69.62    -2.74
Real Estate Strategy(3)                       22.50   5,839   127.8        23.07   14.50   22.63   -0.66   46.12     6.61
Diversified Strategy(5)                       41.59  62,448 4,248.8        42.29   24.28   41.34    0.09   58.31     6.28
Companies Issuing Dividends(47)               29.49  16,557   774.0        30.67   17.41   28.89    1.79   60.07     3.47
Companies Without Dividends(11)               18.88   8,851   183.9        19.73   12.88   19.06   -0.94   66.81    12.61
Equity/Assets less than 6%(4)                 34.26  68,924 4,896.4        34.83   18.63   33.96    2.10   86.64     7.67
Equity/Assets 6-12%(40)                       28.76  10,659   341.5        29.86   16.26   28.13    1.63   66.85     5.12
Equity/Assets greater than 12%(14)            22.38  10,835   255.8        23.67   16.71   22.32    0.15   40.35     4.69
Converted Last 3 Mths (no MHC)(1)             18.00   2,711    48.8        18.56   14.44   17.88    0.67   80.00    80.00
Actively Traded Companies(17)                 37.10  30,644 1,733.4        37.92   21.50   36.53    1.30   65.05     9.11
Market Value Below $20 Million(2)             13.07   1,046    13.9        14.57    7.72   13.00    0.47   51.72     7.89
Holding Company Structure(46)                 26.98  13,580   675.5        28.15   16.55   26.60    1.04   59.85     5.72
Assets Over $1 Billion(17)                    36.55  42,153 2,024.7        37.29   22.65   36.37    0.27   55.98     4.41
Assets $500 Million-$1 Billion(15)            30.42   5,404   129.9        30.92   16.71   29.05    3.19   70.45     8.64
Assets $250-$500 Million(11)                  20.71   3,657    72.2        22.29   12.51   20.54    0.61   62.98     0.65
Assets less than $250 Million(15)             20.66   1,755    33.5        22.26   12.92   20.37    1.43   59.18     6.83
Goodwill Companies(31)                        30.73  24,516 1,161.1        31.65   17.82   30.04    1.87   66.80     6.23
Non-Goodwill Companies(27)                    24.13   5,328   145.0        25.44   15.25   23.91    0.65   55.68     4.12

                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)
Market Averages. BIF-Insured Thrifts(no MHC)
--------------------------------------------

BIF-Insured Thrifts(58)                            1.42    1.38   14.14   13.59   145.75
NYSE Traded Companies(4)                           1.52    1.52   19.33   17.02   138.86
AMEX Traded Companies(7)                           1.50    1.31   15.91   15.38   148.32
NASDAQ Listed OTC Companies(47)                    1.40    1.38   13.46   13.07   146.09
California Companies(1)                            1.52    1.52   12.28   12.23   114.54
Mid-Atlantic Companies(20)                         1.13    1.12   14.75   14.04   132.23
New England Companies(31)                          1.68    1.59   14.05   13.54   158.55
North-West Companies(3)                            1.14    1.50   12.99   12.53   185.79
South-East Companies(3)                            0.89    0.88   13.03   12.83    77.85
Thrift Strategy(43)                                1.40    1.33   14.48   14.02   136.47
Mortgage Banker Strategy(7)                        1.31    1.30   12.12   11.55   150.44
Real Estate Strategy(3)                            1.72    1.61   11.40   11.38   106.01
Diversified Strategy(5)                            1.58    1.86   14.88   13.45   230.31
Companies Issuing Dividends(47)                    1.51    1.47   14.67   14.01   158.39
Companies Without Dividends(11)                    1.02    1.02   11.85   11.79    91.43
Equity/Assets less than 6%(4)                      1.24    1.30   10.25    9.81   202.89
Equity/Assets 6-12%(40)                            1.64    1.58   13.95   13.28   164.36
Equity/Assets greater than 12%(14)                 0.91    0.91   15.71   15.45    82.90
Converted Last 3 Mths (no MHC)(1)                  0.52    0.52   13.00   13.00    66.76
Actively Traded Companies(17)                      2.02    1.96   17.20   16.31   193.16
Market Value Below $20 Million(2)                  0.63    0.52    9.15    9.10    97.77
Holding Company Structure(46)                      1.39    1.36   14.24   13.82   138.63
Assets Over $1 Billion(17)                         1.59    1.66   16.66   15.38   179.97
Assets $500 Million-$1 Billion(15)                 1.92    1.80   15.31   14.98   170.65
Assets $250-$500 Million(11)                       1.19    1.14   11.40   11.10   113.11
Assets less than $250 Million(15)                  1.02    0.96   12.58   12.47   114.94
Goodwill Companies(31)                             1.56    1.54   14.91   13.83   172.46
Non-Goodwill Companies(27)                         1.26    1.22   13.34   13.34   118.02


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics. (9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                              Exhibit 1 (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of March 27, 1998


                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                           52 Week (1)               % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(19)                      25.26   8,626    64.4        27.20   13.00   25.67   -1.49  108.72     9.17
BIF-Insured Thrifts(3)                        29.75  32,019   474.1        31.69   13.09   30.50   -2.65  106.89     3.75
NASDAQ Listed OTC Companies(22)               25.82  11,550   115.6        27.76   13.01   26.27   -1.64  108.49     8.50
Florida Companies(2)                          34.07   5,939    95.4        38.07   19.19   34.75   -2.23   72.81     0.01
Mid-Atlantic Companies(11)                    22.13  11,406    69.1        23.76    9.84   22.47   -1.50  138.35    11.74
Mid-West Companies(5)                         26.94   2,277    27.2        28.88   15.54   27.47   -1.58   69.82     7.55
New England Companies(2)                      38.00  61,162   929.2        38.75   19.00   38.75   -1.94   65.79     0.00
Thrift Strategy(20)                           24.90   6,418    50.3        27.07   13.08   25.49   -2.24   98.31     7.33
Mortgage Banker Strategy(1)                   26.50  33,790   216.5        26.50    6.04   24.75    7.07  293.76    33.30
Diversified Strategy(1)                       38.00  61,162   929.2        38.75   19.00   38.75   -1.94   65.79     0.00
Companies Issuing Dividends(21)               25.82  11,550   115.6        27.76   13.01   26.27   -1.64  108.49     8.50
Equity/Assets 6-12%(15)                       27.55  14,371   145.3        29.89   13.11   28.15   -2.13  117.88    10.01
Equity/Assets greater than 12%(7)             20.63   3,088    26.8        21.38   12.71   20.66   -0.16   80.32     3.94
Holding Company Structure(3)                  25.75   2,566    25.6        28.82   12.09   26.13   -1.69  110.55     5.47
Assets Over $1 Billion(6)                     27.86  37,133   372.1        29.46   12.73   27.94    0.36  133.91    11.62
Assets $500 Million-$1 Billion(2)             38.38   5,095    94.8        40.75   19.63   38.25    0.34   93.06     8.48
Assets $250-$500 Million(6)                   29.81   3,387    35.1        31.25   15.46   30.00   -0.23   92.22     5.09
Assets less than $250 Million(8)              20.57   2,519    18.1        22.95   10.82   21.48   -3.86  105.46     8.66
Goodwill Companies(8)                         27.74  25,707   258.5        29.70   13.14   28.29   -1.37  124.51     9.92
Non-Goodwill Companies(14)                    24.66   3,056    29.9        26.60   12.93   25.06   -1.80   98.88     7.64
MHC Institutions(22)                          25.82  11,550   115.6        27.76   13.01   26.27   -1.64  108.49     8.50



                                           Current Per Share Financials
                                       ----------------------------------------
                                                                Tangible
                                       Trailing  12 Mo.   Book    Book
                                        12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                   EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                  -------- ------- ------- ------- -------
                                           ($)     ($)     ($)     ($)     ($)
Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(19)                 0.65    0.62    9.92    9.83    89.26
BIF-Insured Thrifts(3)                   1.08    0.73    9.90    9.25   101.13
NASDAQ Listed OTC Companies(22)          0.71    0.63    9.92    9.76    90.74
Florida Companies(2)                     0.99    0.88   14.30   14.26   147.75
Mid-Atlantic Companies(11)               0.51    0.50    8.18    7.93    68.27
Mid-West Companies(5)                    0.80    0.75   11.21   11.18   102.04
New England Companies(2)                 1.51    0.87   11.61   11.55   133.81
Thrift Strategy(20)                      0.66    0.63   10.13    9.99    89.49
Mortgage Banker Strategy(1)              0.53    0.45    5.29    4.72    65.15
Diversified Strategy(1)                  1.51    0.87   11.61   11.55   133.81
Companies Issuing Dividends(21)          0.71    0.63    9.92    9.76    90.74
Equity/Assets 6-12%(15)                  0.75    0.65    9.80    9.59   100.77
Equity/Assets greater than 12%(7)        0.58    0.58   10.27   10.27    60.67
Holding Company Structure(3)             0.74    0.68    9.46    8.84    90.74
Assets Over $1 Billion(6)                0.85    0.63    8.50    8.20   100.29
Assets $500 Million-$1 Billion(2)        1.05    0.97   15.95   15.95   141.34
Assets $250-$500 Million(6)              0.83    0.80   10.83   10.80   102.70
Assets less than $250 Million(8)         0.51    0.49    9.35    9.17    71.22
Goodwill Companies(8)                    0.87    0.71    9.42    8.99   105.26
Non-Goodwill Companies(14)               0.61    0.59   10.22   10.22    82.03
MHC Institutions(22)                     0.71    0.63    9.92    9.76    90.74


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1996 or 1997. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9) For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                              Exhibit 1 (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of March 27, 1998




                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                           52 Week (1)               % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last   Last    52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High   Low      Week   Week    Ago(2)  1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)

NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA(8)          80.06  93,156 7,458.1        81.06   35.25   78.75    1.66  114.18    19.60
CFB   Commercial Federal Corp. of NE          36.06  32,599 1,175.5        36.50   21.42   35.25    2.30   50.25     1.41
DME   Dime Bancorp, Inc. of NY*               29.94 116,358 3,483.8        31.06   14.88   29.88    0.20   81.45    -1.02
DSL   Downey Financial Corp. of CA            32.13  26,756   859.7        32.50   18.10   32.06    0.22   62.60    12.97
FED   FirstFed Fin. Corp. of CA               42.38  10,588   448.7        42.69   22.50   39.88    6.27   74.76     9.37
GSB   Golden State Bancorp of CA(8)           38.75  51,023 1,977.1        38.81   22.50   37.81    2.49   58.16     3.50
GDW   Golden West Fin. Corp. of CA            96.31  57,069 5,496.3        98.56   59.88   97.81   -1.53   49.32    -1.53
GPT   GreenPoint Fin. Corp. of NY*            35.25  84,640 2,983.6        37.31   25.75   37.06   -4.88   30.27    -2.84
JSB   JSB Financial, Inc. of NY*              55.00   9,920   545.6        55.50   40.00   54.38    1.14   34.97     9.87
NYB   New York Bancorp, Inc. of NY(8)         46.00  21,359   982.5        47.00   20.81   44.63    3.07  105.27    15.81
OCN   Ocwen Financial Corp. of FL             28.75  60,566 1,741.3        30.38   13.00   28.38    1.30   84.77    13.01
SIB   Staten Island Bancorp of NY*            21.00  45,130   947.7        21.13   18.81   20.94    0.29   75.00     0.29
WES   Westcorp Inc. of Orange CA              19.38  26,279   509.3        23.50   13.25   19.13    1.31   30.24    14.81


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA          22.00   2,697    59.3        24.75   17.50   22.13   -0.59   14.29    -5.90
ANE   Alliance Bancorp of NE, of CT*          21.00   1,636    34.4        21.13   10.41   20.88    0.57   96.45    27.27
BKC   American Bank of Waterbury CT*          58.00   2,321   134.6        58.00   31.00   52.63   10.20   86.32    18.97
BFD   BostonFed Bancorp of MA                 22.00   5,520   121.4        22.44   14.38   22.19   -0.86   40.75     0.55
CFX   CFX Corp of Keene NH(8)*                31.50  24,071   758.2        31.75   15.50   30.94    1.81   85.29     2.84
CNY   Carver Bancorp, Inc. of NY              15.00   2,314    34.7        17.13    9.13   15.13   -0.86   51.82    -7.69
CBK   Citizens First Fin.Corp. of IL          21.38   2,397    51.2        22.38   14.63   22.38   -4.47   39.01     5.58
EBI   Equality Bancorp, Inc. of MO            15.44   2,486    38.4        16.00   12.50   15.50   -0.39   54.40     6.48
ESX   Essex Bancorp of Norfolk VA(8)           5.00   1,058     5.3         7.94    1.00    4.94    1.21  195.86    26.90
FCB   Falmouth Bancorp, Inc. of MA*           23.13   1,455    33.7        23.88   13.25   23.63   -2.12   56.81    12.83
FAB   FirstFed America Bancorp of MA          20.88   8,707   181.8        22.13   13.63   20.25    3.11   50.43    -4.57
GAF   GA Financial Corp. of PA                20.75   7,718   160.1        20.75   14.88   19.00    9.21   39.45     9.90
HBS   Haywood Bancshares, Inc. of NC*         22.38   1,250    28.0        23.00   15.63   22.25    0.58   32.58    -0.53
KNK   Kankakee Bancorp, Inc. of IL            37.00   1,372    50.8        37.75   26.63   36.13    2.41   35.78    -1.99
KYF   Kentucky First Bancorp of KY            14.13   1,298    18.3        15.00   10.56   14.00    0.93   22.87    -5.42
MBB   MSB Bancorp of Middletown NY(8)*        36.88   2,844   104.9        37.63   16.38   36.38    1.37  113.80    -1.99
NBN   Northeast Bancorp of ME*                18.00   2,223    40.0        19.50    9.17   17.25    4.35   96.29    -5.26
PDB   Piedmont Bancorp, Inc. of NC            10.63   2,751    29.2        11.63   10.00   10.63    0.00   -3.36    -2.30
SSB   Scotland Bancorp, Inc. of NC            10.00   1,914    19.1        19.25    9.88   10.19   -1.86  -35.48     0.60
SZB   SouthFirst Bancshares of AL             22.00     976    21.5        22.75   13.88   22.00    0.00   54.39    -3.30
SRN   Southern Banc Company of AL             16.75   1,230    20.6        19.13   14.25   16.63    0.72   16.48    -5.63
SSM   Stone Street Bancorp of NC              20.75   1,898    39.4        27.25   19.25   20.25    2.47  -18.24    -6.49
TSH   Teche Holding Company of LA             22.25   3,438    76.5        23.50   15.50   21.75    2.30   35.84    -2.20
FTF   Texarkana Fst. Fin. Corp of AR          28.00   1,760    49.3        29.50   15.63   28.00    0.00   69.70    12.00
THR   Three Rivers Fin. Corp. of MI           21.44     825    17.7        23.50   13.75   22.00   -2.55   49.10    -1.43
WSB   Washington SB, FSB of MD                 8.13   4,395    35.7         9.50    4.88    8.31   -2.17   58.48   -10.26
WFI   Winton Financial Corp. of OH            29.13   2,006    58.4        29.13   12.00   28.50    2.21  132.67    42.93


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN             26.00   1,090    28.3        29.29   18.41   27.25   -4.59   32.11   -11.23
FBER  1st Bergen Bancorp of NJ                19.75   2,865    56.6        20.75   12.88   20.75   -4.82   41.07     3.24
AFED  AFSALA Bancorp, Inc. of NY              20.25   1,383    28.0        20.25   12.56   20.00    1.25   47.27     5.19
ALBK  ALBANK Fin. Corp. of Albany NY          50.88  12,907   656.7        51.44   34.00   49.25    3.31   37.51    -1.09
AMFC  AMB Financial Corp. of IN               17.25     964    16.6        17.88   13.13   17.63   -2.16   24.91     8.63
ASBP  ASB Financial Corp. of OH               14.25   1,653    23.6        14.63   11.50   14.25    0.00   23.91     7.55
ABBK  Abington Bancorp of MA*                 21.00   3,637    76.4        22.00   10.25   20.88    0.57   93.01     0.00


                                                    Current Per Share Financials
                                                ----------------------------------------
                                                                         Tangible
                                                Trailing  12 Mo.   Book    Book
                                                 12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                           -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)

NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA(8)              4.08    3.58   20.57   17.56   501.08
CFB   Commercial Federal Corp. of NE              2.09    2.05   14.06   12.68   220.54
DME   Dime Bancorp, Inc. of NY*                   1.05    1.05   11.30    9.27   187.77
DSL   Downey Financial Corp. of CA                1.69    1.62   16.08   15.89   218.11
FED   FirstFed Fin. Corp. of CA                   2.18    2.14   21.04   20.87   392.91
GSB   Golden State Bancorp of CA(8)               1.85    2.22   18.96   17.11   314.15
GDW   Golden West Fin. Corp. of CA                6.21    6.11   47.28   47.28   693.73
GPT   GreenPoint Fin. Corp. of NY*                1.74    1.69   15.00    8.18   154.58
JSB   JSB Financial, Inc. of NY*                  2.96    2.63   35.83   35.83   154.34
NYB   New York Bancorp, Inc. of NY(8)             2.48    2.53    8.34    8.34   152.85
OCN   Ocwen Financial Corp. of FL                 1.30    0.37    6.93    6.67    50.67
SIB   Staten Island Bancorp of NY*                0.32    0.70   15.20   14.79    58.75
WES   Westcorp Inc. of Orange CA                  1.40   -0.28   13.27   13.24   141.90


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA              0.97    0.94   17.22   17.22   101.60
ANE   Alliance Bancorp of NE, of CT*              1.23    0.86   11.49   11.17   151.06
BKC   American Bank of Waterbury CT*              3.42    2.96   24.82   24.01   275.32
BFD   BostonFed Bancorp of MA                     1.28    1.14   14.78   14.24   176.57
CFX   CFX Corp of Keene NH(8)*                    0.55    0.89   10.21    9.85   119.39
CNY   Carver Bancorp, Inc. of NY                 -0.20    0.03   15.24   14.66   179.67
CBK   Citizens First Fin.Corp. of IL              0.79    0.53   15.84   15.84   114.14
EBI   Equality Bancorp, Inc. of MO                0.46    0.10   10.31   10.31    92.23
ESX   Essex Bancorp of Norfolk VA(8)              0.20    0.18    0.03   -0.14   181.37
FCB   Falmouth Bancorp, Inc. of MA*               0.63    0.53   16.05   16.05    67.05
FAB   FirstFed America Bancorp of MA              0.20    0.63   14.87   14.87   133.17
GAF   GA Financial Corp. of PA                    1.08    1.02   15.05   14.90   101.57
HBS   Haywood Bancshares, Inc. of NC*             1.50    1.50   17.74   17.16   122.78
KNK   Kankakee Bancorp, Inc. of IL                2.20    2.15   27.57   25.99   250.30
KYF   Kentucky First Bancorp of KY                0.77    0.76   11.32   11.32    66.49
MBB   MSB Bancorp of Middletown NY(8)*            1.52    1.14   22.40   11.94   272.15
NBN   Northeast Bancorp of ME*                    0.70    0.68    9.46    8.53   125.39
PDB   Piedmont Bancorp, Inc. of NC                0.54    0.54    7.66    7.66    47.32
SSB   Scotland Bancorp, Inc. of NC                0.58    0.58    7.73    7.73    32.12
SZB   SouthFirst Bancshares of AL                 0.63    0.64   16.39   15.98   169.45
SRN   Southern Banc Company of AL                 0.41    0.41   14.74   14.61    86.31
SSM   Stone Street Bancorp of NC                  0.81    0.81   16.37   16.37    56.95
TSH   Teche Holding Company of LA                 1.13    1.08   16.09   16.09   118.85
FTF   Texarkana Fst. Fin. Corp of AR              1.72    1.68   15.52   15.52   102.42
THR   Three Rivers Fin. Corp. of MI               1.00    0.94   15.72   15.67   114.20
WSB   Washington SB, FSB of MD                    0.52    0.31    5.13    5.13    60.27
WFI   Winton Financial Corp. of OH                1.61    1.32   11.60   11.37   161.76


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN                 1.81    1.18   21.08   20.71   234.80
FBER  1st Bergen Bancorp of NJ                    0.74    0.74   13.71   13.71   101.37
AFED  AFSALA Bancorp, Inc. of NY                  0.89    0.89   14.52   14.52   115.99
ALBK  ALBANK Fin. Corp. of Albany NY              3.36    3.34   27.86   21.64   316.35
AMFC  AMB Financial Corp. of IN                   1.06    0.67   15.32   15.32   103.74
ASBP  ASB Financial Corp. of OH                   0.62    0.62   10.59   10.59    68.47
ABBK  Abington Bancorp of MA*                     1.20    1.06    9.99    9.09   146.27

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                              Exhibit 1 (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of March 27, 1998




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                              ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
AABC  Access Anytime Bancorp of NM            12.00   1,217    14.6        12.00    5.15   10.81   11.01  133.01     9.09
AFBC  Advance Fin. Bancorp of WV              19.50   1,084    21.1        20.88   13.50   19.88   -1.91   39.29    12.20
AADV  Advantage Bancorp, Inc. of WI(8)        69.25   3,236   224.1        70.88   36.50   68.75    0.73   70.99    -2.30
AFCB  Affiliated Comm BC, Inc of MA(8)        38.13   6,504   248.0        38.13   19.00   37.31    2.20   91.61     1.01
ALBC  Albion Banc Corp. of Albion NY          10.25     750     7.7        14.17    6.04   10.77   -4.83   66.13   -23.11
ABCL  Alliance Bancorp, Inc. of IL            28.50   8,022   228.6        28.75   18.50   28.75   -0.87   46.15     7.55
AHCI  Ambanc Holding Co., Inc. of NY*         19.00   4,306    81.8        19.50   12.69   19.13   -0.68   38.18     1.33
ASBI  Ameriana Bancorp of IN                  21.00   3,233    67.9        22.00   15.25   20.50    2.44   33.33     5.63
ABCW  Anchor Bancorp Wisconsin of WI          44.75   9,052   405.1        45.50   21.00   44.50    0.56   94.57    23.01
ANDB  Andover Bancorp, Inc. of MA*            40.63   5,168   210.0        42.00   26.25   40.06    1.42   46.41     0.94
ASFC  Astoria Financial Corp. of NY           62.50  26,198 1,637.4        62.50   34.75   61.88    1.00   64.99    12.11
AVND  Avondale Fin. Corp. of IL               15.88   3,324    52.8        18.88   12.75   15.13    4.96   -7.30    -2.28
BKCT  Bancorp Connecticut of CT*              20.00   5,092   101.8        25.00   11.00   20.00    0.00   71.09    -4.76
BPLS  Bank Plus Corp. of CA                   15.13  19,367   293.0        15.63    9.63   15.25   -0.79   31.57    19.79
BNKU  Bank United Corp. of TX                 49.00  31,596 1,548.2        49.88   28.25   48.38    1.28   66.78     0.12
BWFC  Bank West Fin. Corp. of MI              14.13   2,623    37.1        17.50    7.50   14.38   -1.74   79.31   -12.40
BANC  BankAtlantic Bancorp of FL              14.50  25,760   373.5        17.00   12.13   14.88   -2.55   13.73   -13.43
BKUNA BankUnited Fin. Corp. of FL             14.13  14,209   200.8        15.63    8.50   13.88    1.80   29.87    -8.31
BVCC  Bay View Capital Corp. of CA            34.50  12,070   416.4        37.25   22.63   35.75   -3.50   34.82    -4.83
FSNJ  Bayonne Banchsares of NJ                14.63   9,050   132.4        14.81    7.93   14.81   -1.22   75.21     9.34
BFSB  Bedford Bancshares, Inc. of VA          28.00   1,142    32.0        34.75   19.00   29.13   -3.88   43.59   -17.65
BFFC  Big Foot Fin. Corp. of IL               21.00   2,513    52.8        23.94   13.88   23.25   -9.68   43.54     0.00
BYFC  Broadway Fin. Corp. of CA               12.50     831    10.4        13.75   10.50   12.50    0.00   16.28    -5.66
BRKL  Brookline Bncp MHC (47.0)of MA(8)       16.38  29,095   224.0        16.56   16.25    0.00   -1.00   63.80    63.80
CBES  CBES Bancorp, Inc. of MO                24.00   1,022    24.5        26.00   15.88   25.25   -4.95   43.28     7.87
CCFH  CCF Holding Company of GA               21.50     900    19.4        22.00   14.32   21.50    0.00   45.57     6.81
CENF  CENFED Financial Corp. of CA(8)         46.13   6,006   277.1        46.25   26.38   45.25    1.94   53.77     2.51
CFSB  CFSB Bancorp of Lansing MI              29.25   7,607   222.5        31.13   12.88   29.13    0.41  127.10    11.43
CKFB  CKF Bancorp of Danville KY              20.00     867    17.3        21.25   17.75   20.50   -2.44    5.93     8.11
CNSB  CNS Bancorp, Inc. of MO                 18.25   1,653    30.2        21.50   15.00   18.25    0.00   11.42   -10.98
CSBF  CSB Financial Group Inc of IL           13.75     840    11.6        13.75   11.00   13.75    0.00   20.83     1.85
CBCI  Calumet Bancorp of Chicago IL           36.00   3,141   113.1        39.00   22.83   36.75   -2.04   51.58     8.27
CAFI  Camco Fin. Corp. of OH                  27.13   3,217    87.3        27.13   16.67   26.38    2.84   51.90     6.39
CMRN  Cameron Fin. Corp. of MO                20.50   2,564    52.6        21.00   15.88   20.25    1.23   28.13     0.00
CAPS  Capital Savings Bancorp of MO(8)        23.00   1,891    43.5        25.25   12.75   23.13   -0.56   67.27    -8.91
CFNC  Carolina Fincorp of NC*                 17.81   1,852    33.0        18.75   14.13   17.31    2.89   20.75    -3.73
CASB  Cascade Financial Corp. of WA           15.00   3,395    50.9        16.80   11.60   14.75    1.69   20.97    13.21
CATB  Catskill Fin. Corp. of NY*              17.94   4,630    83.1        19.13   13.94   17.88    0.34   11.22    -4.98
CAVB  Cavalry Bancorp of TN                   25.00   7,358   184.0        25.25   20.56    0.00   -1.00  150.00   150.00
CNIT  Cenit Bancorp of Norfolk VA             77.13   1,654   127.6        84.25   40.00   79.00   -2.37   74.78    -2.98
CEBK  Central Co-Op. Bank of MA*              32.50   1,965    63.9        33.50   15.88   32.25    0.78   84.34    14.04
CENB  Century Bancorp, Inc. of NC(8)         116.00     407    47.2       117.00   68.00   86.12   34.70   70.59    36.87
CBSB  Charter Financial Inc. of IL(8)         34.25   4,174   143.0        34.38   16.75   33.38    2.61  104.48    36.29
COFI  Charter One Financial of OH             66.88  63,849 4,270.2        67.13   40.24   65.63    1.90   52.66     5.94
CVAL  Chester Valley Bancorp of PA            36.00   2,169    78.1        37.00   15.71   35.25    2.13  119.11    23.08
CTZN  CitFed Bancorp of Dayton OH(8)          55.38  13,003   720.1        56.63   22.00   55.13    0.45  132.40    42.00
CLAS  Classic Bancshares, Inc. of KY          21.50   1,300    28.0        21.50   12.25   20.25    6.17   60.69    28.36
CBSA  Coastal Bancorp of Houston TX           33.75   5,009   169.1        35.50   22.75   32.88    2.65   29.81    -3.24
CFCP  Coastal Fin. Corp. of SC                23.00   4,674   107.5        27.75   16.13   22.00    4.55   29.80    -6.12
CMSB  Commonwealth Bancorp Inc of PA          21.88  16,247   355.5        22.13   13.50   21.00    4.19   40.62    10.06
CMSV  Commty. Svgs, MHC of FL (48.5)          38.38   5,095    94.8        40.75   19.63   38.25    0.34   93.06     8.48
CFTP  Community Fed. Bancorp of MS            18.50   4,629    85.6        21.00   16.38   18.63   -0.70    0.65    -8.64
CFFC  Community Fin. Corp. of VA              15.75   2,554    40.2        15.75   10.75   15.12    4.17   36.60    14.05
CFBC  Community First Bnkg Co. of GA          47.00   2,414   113.5        47.00   31.88   45.00    4.44  135.00     6.82
CIBI  Community Inv. Bancorp of OH            17.75     902    16.0        18.75   11.50   18.00   -1.39   45.85     9.84


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
AABC  Access Anytime Bancorp of NM                 1.26    1.17    7.51    7.51    86.80
AFBC  Advance Fin. Bancorp of WV                   0.84    0.81   15.17   15.17    99.66
AADV  Advantage Bancorp, Inc. of WI(8)             3.57    3.13   31.79   30.06   317.22
AFCB  Affiliated Comm BC, Inc of MA(8)             1.82    1.76   17.38   17.29   177.59
ALBC  Albion Banc Corp. of Albion NY               0.44    0.43    8.09    8.09    94.41
ABCL  Alliance Bancorp, Inc. of IL                 1.28    1.42   16.32   16.13   170.01
AHCI  Ambanc Holding Co., Inc. of NY*              0.64    0.52   14.21   14.21   118.54
ASBI  Ameriana Bancorp of IN                       1.12    0.98   13.74   13.74   120.90
ABCW  Anchor Bancorp Wisconsin of WI               2.20    2.03   14.25   14.02   214.45
ANDB  Andover Bancorp, Inc. of MA*                 2.56    2.50   20.72   20.72   255.95
ASFC  Astoria Financial Corp. of NY                2.56    2.38   32.42   22.56   401.88
AVND  Avondale Fin. Corp. of IL                   -3.76   -3.19   13.83   13.83   163.12
BKCT  Bancorp Connecticut of CT*                   1.16    1.03    9.22    9.22    87.00
BPLS  Bank Plus Corp. of CA                        0.65    0.73    9.36    8.53   215.20
BNKU  Bank United Corp. of TX                      2.52    2.21   19.39   18.89   396.36
BWFC  Bank West Fin. Corp. of MI                   0.43    0.32    8.83    8.83    64.65
BANC  BankAtlantic Bancorp of FL                   1.06    0.56    6.08    5.04   110.44
BKUNA BankUnited Fin. Corp. of FL                  0.38    0.29    9.13    8.10   213.16
BVCC  Bay View Capital Corp. of CA                 1.16    1.58   14.39   11.94   268.97
FSNJ  Bayonne Banchsares of NJ                     0.30    0.43   10.63   10.63    67.47
BFSB  Bedford Bancshares, Inc. of VA               1.42    1.41   17.41   17.41   119.88
BFFC  Big Foot Fin. Corp. of IL                    0.51    0.45   15.09   15.09    86.06
BYFC  Broadway Fin. Corp. of CA                    0.42    0.48   14.77   14.77   150.11
BRKL  Brookline Bncp MHC (47.0)of MA(8)            0.39    0.39    8.56    8.56    49.88
CBES  CBES Bancorp, Inc. of MO                     1.09    0.95   17.16   17.16   108.73
CCFH  CCF Holding Company of GA                    0.15   -0.25   13.05   13.05   138.92
CENF  CENFED Financial Corp. of CA(8)              2.30    2.07   22.58   22.54   367.81
CFSB  CFSB Bancorp of Lansing MI                   1.40    1.31    8.88    8.88   112.12
CKFB  CKF Bancorp of Danville KY                   1.29    0.97   15.87   15.87    72.51
CNSB  CNS Bancorp, Inc. of MO                      0.52    0.52   14.47   14.47    59.22
CSBF  CSB Financial Group Inc of IL                0.29    0.25   13.87   13.09    57.78
CBCI  Calumet Bancorp of Chicago IL                2.54    2.56   25.98   25.98   154.93
CAFI  Camco Fin. Corp. of OH                       1.75    1.42   15.22   14.12   161.82
CMRN  Cameron Fin. Corp. of MO                     0.94    0.93   17.66   17.66    82.39
CAPS  Capital Savings Bancorp of MO(8)             1.25    1.20   12.08   12.08   128.08
CFNC  Carolina Fincorp of NC*                      0.73    0.70   14.06   14.06    61.91
CASB  Cascade Financial Corp. of WA                0.74    0.72    8.63    8.63   124.46
CATB  Catskill Fin. Corp. of NY*                   0.82    0.82   15.48   15.48    63.64
CAVB  Cavalry Bancorp of TN                        0.61    0.61   12.53   12.53    46.02
CNIT  Cenit Bancorp of Norfolk VA                  3.39    3.15   29.47   26.99   424.25
CEBK  Central Co-Op. Bank of MA*                   1.49    1.41   18.05   16.26   182.40
CENB  Century Bancorp, Inc. of NC(8)               4.00    4.01   75.76   75.76   251.30
CBSB  Charter Financial Inc. of IL(8)              1.26    1.39   14.24   12.75    91.61
COFI  Charter One Financial of OH                  1.97    2.88   21.56   20.15   309.48
CVAL  Chester Valley Bancorp of PA                 1.45    1.38   13.23   13.23   150.14
CTZN  CitFed Bancorp of Dayton OH(8)               2.10    2.10   16.14   14.74   266.12
CLAS  Classic Bancshares, Inc. of KY               0.82    0.96   15.13   12.85   101.68
CBSA  Coastal Bancorp of Houston TX                2.31    2.29   20.93   17.79   581.24
CFCP  Coastal Fin. Corp. of SC                     1.31    1.10    7.21    7.21   120.64
CMSB  Commonwealth Bancorp Inc of PA               1.01    0.77   13.22   10.44   139.63
CMSV  Commty. Svgs, MHC of FL (48.5)               1.05    0.97   15.95   15.95   141.34
CFTP  Community Fed. Bancorp of MS                 0.61    0.61   13.07   13.07    49.40
CFFC  Community Fin. Corp. of VA                   0.73    0.74    9.76    9.72    71.60
CFBC  Community First Bnkg Co. of GA               0.96    0.96   29.10   28.71   163.45
CIBI  Community Inv. Bancorp of OH                 1.02    1.02   12.31   12.31   106.29

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                              Exhibit 1 (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of March 27, 1998


                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
COOP  Cooperative Bancshares of NC            20.00   2,984    59.7        25.00   10.25   19.75    1.27   90.48   -18.37
CRZY  Crazy Woman Creek Bncorp of WY          17.00     955    16.2        17.25   13.00   17.25   -1.45   19.30    13.33
DNFC  D&N Financial Corp. of MI               28.00   9,099   254.8        28.06   15.68   27.75    0.90   68.78     5.66
DCBI  Delphos Citizens Bancorp of OH          20.50   1,946    39.9        24.25   12.44   21.25   -3.53   49.09    -1.20
DIME  Dime Community Bancorp of NY*           24.50  12,438   304.7        25.50   16.63   24.13    1.53   30.67     3.16
DIBK  Dime Financial Corp. of CT*             37.00   5,164   191.1        37.00   18.00   30.25   22.31   90.92    21.31
EGLB  Eagle BancGroup of IL                   21.13   1,178    24.9        21.13   14.75   20.75    1.83   32.06    11.92
EBSI  Eagle Bancshares of Tucker GA           25.50   5,719   145.8        25.50   15.25   21.38   19.27   54.55    15.91
EGFC  Eagle Financial Corp. of CT(8)          59.75   6,514   389.2        59.75   26.75   55.56    7.54  109.65     8.64
ETFS  East Texas Fin. Serv. of TX             14.63   1,540    22.5        15.83   11.25   15.00   -2.47   21.92    -7.58
ESBK  Elmira Svgs Bank (The) of NY*           29.25     741    21.7        30.38   18.33   28.66    2.06   66.00    -2.50
EMLD  Emerald Financial Corp. of OH           21.25   5,073   107.8        24.75   11.38   22.00   -3.41   78.87    -3.98
EFBC  Empire Federal Bancorp of MT            17.88   2,592    46.3        18.25   12.50   18.00   -0.67   33.63     4.38
EFBI  Enterprise Fed. Bancorp of OH           32.50   1,986    64.5        35.00   15.25   33.00   -1.52  104.66     3.17
EQSB  Equitable FSB of Wheaton MD             30.25   1,215    36.8        31.50   16.63   31.50   -3.97   81.90    14.15
FCBF  FCB Fin. Corp. of Neenah WI             33.00   3,863   127.5        33.31   20.13   32.25    2.33   46.67    11.86
FFDF  FFD Financial Corp. of OH               22.63   1,445    32.7        22.63   13.00   20.88    8.38   61.64    25.72
FFLC  FFLC Bancorp of Leesburg FL             19.50   3,744    73.0        23.50   15.00   19.75   -1.27   23.81   -10.34
FFFC  FFVA Financial Corp. of VA(8)           38.75   4,581   177.5        40.00   20.50   38.25    1.31   81.24    -0.97
FFWC  FFW Corporation of Wabash IN            19.00   1,443    27.4        21.50   12.75   19.00    0.00   42.00     0.00
FFYF  FFY Financial Corp. of OH               33.25   4,070   135.3        35.38   25.50   34.38   -3.29   30.39     0.36
FMCO  FMS Financial Corp. of NJ               34.50   2,388    82.4        36.00   18.75   34.75   -0.72   74.68    -2.82
FFHH  FSF Financial Corp. of MN               20.00   3,015    60.3        21.25   16.38   20.00    0.00   15.07    -4.49
FOBC  Fed One Bancorp of Wheeling WV(8)       36.38   2,375    86.4        37.00   17.63   37.00   -1.68   94.03    32.29
FBCI  Fidelity Bancorp of Chicago IL          25.25   2,814    71.1        26.00   18.50   25.00    1.00   26.25    -1.48
FSBI  Fidelity Bancorp, Inc. of PA            31.00   1,562    48.4        32.00   18.41   30.75    0.81   46.64     6.90
FFFL  Fidelity Bcsh MHC of FL (47.7)          29.75   6,783    95.9        35.38   18.75   31.25   -4.80   52.56    -8.46
FFED  Fidelity Fed. Bancorp of IN              9.63   3,128    30.1        10.50    7.50    9.38    2.67   10.06    -6.60
FFOH  Fidelity Financial of OH                18.13   5,593   101.4        18.25   12.38   18.00    0.72   36.83    16.97
FIBC  Financial Bancorp, Inc. of NY           26.00   1,710    44.5        27.00   14.88   25.75    0.97   55.22     7.75
FBSI  First Bancshares, Inc. of MO            16.50   2,186    36.1        17.50    9.50   16.75   -1.49   69.23     5.57
FBBC  First Bell Bancorp of PA                21.63   6,511   140.8        21.63   14.50   21.00    3.00   33.11    13.84
SKBO  First Carnegie MHC of PA(45.0)          20.00   2,300    20.7        20.00   11.63   19.50    2.56  100.00     6.67
FSTC  First Citizens Corp of GA               33.75   2,765    93.3        35.50   15.50   32.00    5.47  110.94    -0.74
FCME  First Coastal Corp. of ME*              13.88   1,359    18.9        15.75    8.88   13.75    0.95   44.13    -6.72
FFBA  First Colorado Bancorp of CO            28.75  16,808   483.2        28.75   16.00   28.44    1.09   71.64    21.05
FDEF  First Defiance Fin.Corp. of OH          15.25   8,528   130.1        16.25   12.38   15.38   -0.85    8.93    -4.69
FESX  First Essex Bancorp of MA*              23.81   7,536   179.4        26.13   14.50   24.63   -3.33   44.30     2.41
FFSX  First FSB MHC Sxld of IA(46.1)          33.50   2,834    43.7        35.75   20.75   35.75   -6.29   63.41     5.51
FFES  First Fed of E. Hartford CT             40.13   2,706   108.6        40.13   23.00   40.00    0.32   51.43     7.73
BDJI  First Fed. Bancorp. of MN               19.88     998    19.8        22.00   11.83   20.00   -0.60   61.23    -9.64
FFBH  First Fed. Bancshares of AR             28.56   4,896   139.8        28.56   17.50   26.25    8.80   52.32    20.25
FTFC  First Fed. Capital Corp. of WI          32.50   9,191   298.7        34.00   16.83   31.50    3.17   74.08    -4.07
FFKY  First Fed. Fin. Corp. of KY             21.50   4,144    89.1        23.50   18.25   21.48    0.09    7.50    -5.49
FFBZ  First Federal Bancorp of OH             24.88   1,575    39.2        25.75   17.00   25.00   -0.48   34.49    17.75
FFCH  First Fin. Holdings Inc. of SC          53.25   6,761   360.0        53.50   23.75   51.75    2.90  110.89     0.23
FFHS  First Franklin Corp. of OH              26.25   1,192    31.3        31.25   17.00   26.50   -0.94   41.89   -16.00
FGHC  First Georgia Hold. Corp of GA          12.00   3,052    36.6        12.63    7.00   10.75   11.63   57.27    26.32
FSPG  First Home Bancorp of NJ(8)             31.88   2,708    86.3        31.88   17.88   31.63    0.79   77.11     5.81
FFSL  First Independence Corp. of KS          15.00     954    14.3        15.63   10.88   15.00    0.00   25.00     7.14
FISB  First Indiana Corp. of IN               27.00  12,668   342.0        30.00   14.48   27.00    0.00   72.74     7.10
FKFS  First Keystone Fin. Corp of PA          18.25   2,413    44.0        19.00   10.63   17.00    7.35   65.01     2.07
FLKY  First Lancaster Bncshrs of KY           15.25     953    14.5        16.38   14.63   15.13    0.79   -1.61    -4.33
FLFC  First Liberty Fin. Corp. of GA          34.25   7,748   265.4        34.38   21.00   34.00    0.74   60.20     7.03
CASH  First Midwest Fin., Inc. of OH          23.06   2,692    62.1        23.25   15.00   22.88    0.79   35.65     2.49


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
COOP  Cooperative Bancshares of NC                 0.75    0.74    9.48    9.48   123.70
CRZY  Crazy Woman Creek Bncorp of WY               0.75    0.76   15.04   15.04    63.64
DNFC  D&N Financial Corp. of MI                    1.57    1.41   10.78   10.68   199.51
DCBI  Delphos Citizens Bancorp of OH               0.93    0.93   14.83   14.83    55.37
DIME  Dime Community Bancorp of NY*                0.95    0.91   14.97   12.94   119.64
DIBK  Dime Financial Corp. of CT*                  3.24    3.22   15.35   14.95   185.61
EGLB  Eagle BancGroup of IL                        0.43    0.31   17.24   17.24   145.28
EBSI  Eagle Bancshares of Tucker GA                0.96    0.97   12.80   12.80   163.40
EGFC  Eagle Financial Corp. of CT(8)               1.18    1.56   23.38   18.96   331.16
ETFS  East Texas Fin. Serv. of TX                  0.47    0.44   13.62   13.62    77.98
ESBK  Elmira Svgs Bank (The) of NY*                1.18    1.27   19.71   19.71   311.72
EMLD  Emerald Financial Corp. of OH                1.21    1.15    9.56    9.43   119.05
EFBC  Empire Federal Bancorp of MT                 0.62    0.62   15.51   15.51    42.65
EFBI  Enterprise Fed. Bancorp of OH                1.11    1.00   16.31   16.30   151.69
EQSB  Equitable FSB of Wheaton MD                  1.90    1.87   13.77   13.77   264.76
FCBF  FCB Fin. Corp. of Neenah WI                  1.00    0.68   18.80   18.80   135.38
FFDF  FFD Financial Corp. of OH                    1.11    0.53   15.38   15.38    63.92
FFLC  FFLC Bancorp of Leesburg FL                  1.00    0.95   13.74   13.74   106.90
FFFC  FFVA Financial Corp. of VA(8)                1.40    1.66   17.33   17.00   126.54
FFWC  FFW Corporation of Wabash IN                 1.24    1.21   12.69   11.57   132.57
FFYF  FFY Financial Corp. of OH                    1.91    1.88   20.53   20.53   151.04
FMCO  FMS Financial Corp. of NJ                    2.34    2.32   15.80   15.57   243.58
FFHH  FSF Financial Corp. of MN                    1.04    1.03   14.58   14.58   133.62
FOBC  Fed One Bancorp of Wheeling WV(8)            1.37    1.35   17.09   16.37   154.43
FBCI  Fidelity Bancorp of Chicago IL               0.38    1.09   18.22   18.19   174.01
FSBI  Fidelity Bancorp, Inc. of PA                 1.77    1.73   17.21   17.21   251.65
FFFL  Fidelity Bcsh MHC of FL (47.7)               0.93    0.79   12.65   12.57   154.16
FFED  Fidelity Fed. Bancorp of IN                  0.56    0.52    5.02    5.02    69.00
FFOH  Fidelity Financial of OH                     0.87    0.84   11.49   10.13    95.67
FIBC  Financial Bancorp, Inc. of NY                1.53    1.63   16.10   16.03   180.26
FBSI  First Bancshares, Inc. of MO                 0.86    0.82   10.64   10.64    73.89
FBBC  First Bell Bancorp of PA                     1.16    1.14   11.21   11.21   103.78
SKBO  First Carnegie MHC of PA(45.0)               0.41    0.46   10.74   10.74    62.46
FSTC  First Citizens Corp of GA                    2.15    1.92   12.34    9.73   121.95
FCME  First Coastal Corp. of ME*                   0.93    0.75   10.90   10.90   107.73
FFBA  First Colorado Bancorp of CO                 1.18    1.13   12.45   12.20    92.53
FDEF  First Defiance Fin.Corp. of OH               0.63    0.62   12.53   12.53    67.98
FESX  First Essex Bancorp of MA*                   1.29    1.15   12.08   10.62   158.90
FFSX  First FSB MHC Sxld of IA(46.1)               1.19    1.15   14.34   14.23   161.94
FFES  First Fed of E. Hartford CT                  2.06    2.28   24.76   24.76   363.17
BDJI  First Fed. Bancorp. of MN                    0.73    0.73   12.12   12.12   119.08
FFBH  First Fed. Bancshares of AR                  1.13    1.08   16.64   16.64   111.75
FTFC  First Fed. Capital Corp. of WI               1.89    1.49   11.90   11.25   168.02
FFKY  First Fed. Fin. Corp. of KY                  1.49    1.47   12.81   12.11    93.71
FFBZ  First Federal Bancorp of OH                  1.22    1.22   10.09   10.08   132.60
FFCH  First Fin. Holdings Inc. of SC               2.16    2.11   17.08   17.08   265.25
FFHS  First Franklin Corp. of OH                   1.42    1.30   17.81   17.72   193.38
FGHC  First Georgia Hold. Corp of GA               0.58    0.48    4.53    4.20    54.52
FSPG  First Home Bancorp of NJ(8)                  1.75    1.71   13.81   13.61   198.60
FFSL  First Independence Corp. of KS               0.76    0.76   11.91   11.91   119.15
FISB  First Indiana Corp. of IN                    1.40    1.13   12.08   11.94   127.36
FKFS  First Keystone Fin. Corp of PA               1.12    1.01   10.38   10.38   156.87
FLKY  First Lancaster Bncshrs of KY                0.53    0.53   14.92   14.92    52.34
FLFC  First Liberty Fin. Corp. of GA               1.23    1.27   12.49   11.36   164.61
CASH  First Midwest Fin., Inc. of OH               1.37    1.28   16.39   14.62   151.41

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700


                              Exhibit 1 (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of March 27, 1998




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FMBD  First Mutual Bancorp Inc of IL          20.00   3,507    70.1        25.00   13.75   19.75    1.27   35.59   -20.00
FMSB  First Mutual SB of Bellevue WA*         18.50   4,125    76.3        20.17   10.61   18.25    1.37   58.53     0.00
FNGB  First Northern Cap. Corp of WI          13.38   8,846   118.4        14.00    9.13   13.50   -0.89   38.94    -4.43
FFPB  First Palm Beach Bancorp of FL          39.50   5,055   199.7        44.94   26.56   37.50    5.33   40.42    -8.42
FSLA  First SB SLA MHC of NJ (47.5)(8)        43.75   8,016   148.9        54.50   19.09   44.38   -1.42  123.79   -19.72
FWWB  First Savings Bancorp of WA             26.75  10,156   271.7        28.56   18.75   27.00   -0.93   37.18    -2.73
FSFF  First SecurityFed Fin of IL             15.38   6,408    98.6        16.63   14.50   15.50   -0.77   53.80    -2.35
SHEN  First Shenango Bancorp of PA(8)         42.13   2,069    87.2        43.88   21.75   41.94    0.45   83.17    13.86
SOPN  First Svgs Bancorp of NC                24.25   3,700    89.7        26.00   19.38   24.63   -1.54   24.36    -4.90
FBNW  FirstBank Corp of Clarkston WA          20.25   1,984    40.2        21.00   15.50   19.88    1.86  102.50     7.26
FFDB  FirstFed Bancorp, Inc. of AL            25.50   1,155    29.5        25.50   14.38   23.75    7.37   77.33    17.89
FSPT  FirstSpartan Fin. Corp. of SC           43.28   4,430   191.7        44.00   35.00   44.00   -1.64  116.40     7.53
FLAG  Flag Financial Corp of GA               19.63   2,037    40.0        21.50   11.75   19.88   -1.26   57.04    -8.70
FLGS  Flagstar Bancorp, Inc of MI             25.88  13,670   353.8        25.88   13.00   23.38   10.69    N.A.    30.71
FFIC  Flushing Fin. Corp. of NY*              25.00   7,865   196.6        25.50   17.88   24.50    2.04   31.58     4.69
FBHC  Fort Bend Holding Corp. of TX(8)        27.75   1,668    46.3        28.00   11.88   20.75   33.73  124.15    27.59
FTSB  Fort Thomas Fin. Corp. of KY            15.38   1,474    22.7        15.63    9.25   15.25    0.85   43.07     0.00
FKKY  Frankfort First Bancorp of KY           16.38   1,619    26.5        24.50   15.75   16.75   -2.21  -23.81    -7.09
FTNB  Fulton Bancorp, Inc. of MO              22.00   1,719    37.8        26.50   17.50   21.88    0.55   23.04    -0.59
GFSB  GFS Bancorp of Grinnell IA(8)           17.88     996    17.8        17.88   11.50   17.88    0.00   55.48     4.81
GUPB  GFSB Bancorp, Inc of Gallup NM          22.50     801    18.0        22.50   17.13   22.00    2.27   34.33     6.48
GSLA  GS Financial Corp. of LA                20.75   3,439    71.4        21.00   13.38   20.63    0.58  107.50    -1.19
GOSB  GSB Financial Corp. of NY*              16.75   2,248    37.7        18.94   14.25   17.13   -2.22   67.50    -7.25
GFCO  Glenway Financial Corp. of OH           19.50   2,281    44.5        21.25   10.25   20.00   -2.50   72.41     4.00
GTPS  Great American Bancorp of IL            20.88   1,672    34.9        21.50   15.50   21.00   -0.57   26.55     9.89
PEDE  Great Pee Dee Bancorp of SC             15.75   2,202    34.7        16.25   14.75   15.75    0.00   57.50    -2.36
GSBC  Great Southern Bancorp of MO            25.75   8,066   207.7        26.25   16.00   25.75    0.00   48.16     5.10
GDVS  Greater DV SB,MHC of PA (19.9)          32.75   3,273    21.3        32.75   12.25   31.75    3.15  147.17     5.65
GSFC  Green Street Fin. Corp. of NC           17.88   4,298    76.8        20.75   17.00   17.88    0.00   -1.38    -2.03
GFED  Guaranty Fed Bancshares of MO           12.38   6,222    77.0        14.44    6.41   12.63   -1.98   83.95    -3.88
HCBB  HCB Bancshares of Camden AR             14.75   2,645    39.0        15.25   12.63   14.69    0.41   47.50     1.72
HEMT  HF Bancorp of Hemet CA                  17.13   6,293   107.8        18.25   12.25   17.00    0.76   33.00    -2.11
HFFC  HF Financial Corp. of SD                29.25   2,977    87.1        29.75   18.75   29.50   -0.85   50.00    10.38
HFNC  HFNC Financial Corp. of NC              13.13  17,193   225.7        19.88   13.13   13.50   -2.74  -28.56    -9.45
HMNF  HMN Financial, Inc. of MN               30.00   4,144   124.3        32.50   19.00   30.00    0.00   46.34    -7.69
HALL  Hallmark Capital Corp. of WI            16.00   2,934    46.9        18.00    8.75   15.50    3.23   68.42    -5.88
HRBF  Harbor Federal Bancorp of MD            24.00   1,693    40.6        25.25   15.50   24.81   -3.26   40.11    -4.95
HARBD Harbor Florida Bancshrs of FL           11.75  30,699   360.7        12.56    5.82   12.50   -6.00   94.86     6.62
HFSA  Hardin Bancorp of Hardin MO             19.38     824    16.0        19.38   13.50   18.88    2.65   31.39     6.19
HARL  Harleysville SB of PA                   31.00   1,666    51.6        31.13   20.25   30.25    2.48   49.40    12.73
HFGI  Harrington Fin. Group of IN             11.31   3,246    36.7        13.75   10.50   11.13    1.62    2.82   -13.00
HARS  Harris Fin. MHC of PA (24.3)            26.50  33,790   216.5        26.50    6.04   24.75    7.07  293.76    33.30
HFFB  Harrodsburg 1st Fin Bcrp of KY          16.88   1,986    33.5        18.00   14.75   16.56    1.93    6.30     0.78
HHFC  Harvest Home Fin. Corp. of OH           15.00     891    13.4        15.75   10.25   15.06   -0.40   27.66    -4.76
HAVN  Haven Bancorp of Woodhaven NY           24.25   8,785   213.0        25.00   15.25   24.63   -1.54   40.58     7.78
HTHR  Hawthorne Fin. Corp. of CA              19.75   3,091    61.0        24.00    9.25   19.44    1.59  107.89    -1.89
HMLK  Hemlock Fed. Fin. Corp. of IL           18.75   2,076    38.9        19.00   12.50   18.75    0.00   87.50     9.46
HFWA  Heritage Financial Corp of WA           15.44   9,749   150.5        15.44   13.00   15.13    2.05   54.40    54.40
HCBC  High Country Bancorp of CO              15.38   1,323    20.3        15.50   14.44   15.50   -0.77   53.80    -0.77
HBNK  Highland Bancorp of CA                  37.25   2,318    86.3        37.38   20.50   36.50    2.05   60.22    13.74
HIFS  Hingham Inst. for Sav. of MA*           35.66   1,304    46.5        36.00   18.00   34.00    4.88   92.76    24.03
HBEI  Home Bancorp of Elgin IL                17.13   6,856   117.4        19.31   14.13   17.63   -2.84   10.95    -4.19
HBFW  Home Bancorp of Fort Wayne IN           34.38   2,385    82.0        37.63   20.13   36.63   -6.14   64.66    16.54
HCFC  Home City Fin. Corp. of OH              18.63     905    16.9        19.25   12.75   18.63    0.00   38.00     0.70
HOMF  Home Fed Bancorp of Seymour IN          30.50   5,113   155.9        32.75   16.67   30.50    0.00   69.44    17.31



                                                    Current Per Share Financials
                                                ----------------------------------------
                                                                         Tangible
                                                Trailing  12 Mo.   Book    Book
                                                 12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                           -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FMBD  First Mutual Bancorp Inc of IL              0.28    0.23   15.45   11.85   111.62
FMSB  First Mutual SB of Bellevue WA*             1.06    1.04    7.43    7.43   109.36
FNGB  First Northern Cap. Corp of WI              0.68    0.65    8.34    8.34    75.48
FFPB  First Palm Beach Bancorp of FL              1.86    1.43   22.95   22.44   360.25
FSLA  First SB SLA MHC of NJ (47.5)(8)            1.16    1.22   12.69   11.59   130.90
FWWB  First Savings Bancorp of WA                 1.25    1.17   14.80   13.67   108.17
FSFF  First SecurityFed Fin of IL                 0.61    0.61   12.80   12.80    47.35
SHEN  First Shenango Bancorp of PA(8)             2.22    2.21   23.13   23.13   181.23
SOPN  First Svgs Bancorp of NC                    1.35    1.35   18.51   18.51    81.30
FBNW  FirstBank Corp of Clarkston WA              0.48    0.24   14.95   14.95    92.39
FFDB  FirstFed Bancorp, Inc. of AL                1.48    1.48   15.00   13.77   154.80
FSPT  FirstSpartan Fin. Corp. of SC               1.33    1.33   29.52   29.52   111.81
FLAG  Flag Financial Corp of GA                   1.01    0.84   10.66   10.66   117.07
FLGS  Flagstar Bancorp, Inc of MI                 1.66    0.83    8.89    8.54   148.74
FFIC  Flushing Fin. Corp. of NY*                  1.08    1.09   17.35   16.67   138.39
FBHC  Fort Bend Holding Corp. of TX(8)            1.41    1.04   12.29   11.52   181.49
FTSB  Fort Thomas Fin. Corp. of KY                0.80    0.80   10.72   10.72    67.76
FKKY  Frankfort First Bancorp of KY               0.14    0.59   13.92   13.92    82.03
FTNB  Fulton Bancorp, Inc. of MO                  0.75    0.60   15.06   15.06    62.82
GFSB  GFS Bancorp of Grinnell IA(8)               1.18    1.12   11.23   11.23    94.93
GUPB  GFSB Bancorp, Inc of Gallup NM              1.08    1.08   17.90   17.90   143.25
GSLA  GS Financial Corp. of LA                    0.49    0.48   16.30   16.30    38.21
GOSB  GSB Financial Corp. of NY*                  0.34    0.31   14.66   14.66    51.55
GFCO  Glenway Financial Corp. of OH               1.05    1.05   12.41   12.28   133.55
GTPS  Great American Bancorp of IL                0.52    0.52   16.92   16.92    84.91
PEDE  Great Pee Dee Bancorp of SC                 0.56    0.56   13.51   13.51    35.68
GSBC  Great Southern Bancorp of MO                1.66    1.53    8.13    8.07    93.04
GDVS  Greater DV SB,MHC of PA (19.9)              0.62    0.62    8.91    8.91    79.58
GSFC  Green Street Fin. Corp. of NC               0.66    0.66   14.73   14.73    41.81
GFED  Guaranty Fed Bancshares of MO               0.33    0.32   11.18   11.18    37.06
HCBB  HCB Bancshares of Camden AR                 0.22    0.22   14.45   13.94    77.48
HEMT  HF Bancorp of Hemet CA                      0.06    0.35   13.29   11.18   168.96
HFFC  HF Financial Corp. of SD                    2.05    1.90   18.68   18.68   195.05
HFNC  HFNC Financial Corp. of NC                  0.63    0.48    9.66    9.66    52.97
HMNF  HMN Financial, Inc. of MN                   1.35    1.07   20.38   18.92   166.80
HALL  Hallmark Capital Corp. of WI                0.94    0.92   10.74   10.74   140.94
HRBF  Harbor Federal Bancorp of MD                0.96    0.92   17.23   17.23   137.96
HARBD Harbor Florida Bancshrs of FL               0.58    0.56    8.01    7.91    41.50
HFSA  Hardin Bancorp of Hardin MO                 0.99    0.90   15.89   15.89   140.09
HARL  Harleysville SB of PA                       2.06    2.07   14.23   14.23   208.81
HFGI  Harrington Fin. Group of IN                 0.30    0.32    7.50    7.50   167.80
HARS  Harris Fin. MHC of PA (24.3)                0.53    0.45    5.29    4.72    65.15
HFFB  Harrodsburg 1st Fin Bcrp of KY              0.74    0.74   14.66   14.66    54.84
HHFC  Harvest Home Fin. Corp. of OH               0.80    0.70   11.61   11.61   105.31
HAVN  Haven Bancorp of Woodhaven NY               1.26    1.27   12.85   12.81   224.80
HTHR  Hawthorne Fin. Corp. of CA                  2.52    3.02   13.69   13.69   300.29
HMLK  Hemlock Fed. Fin. Corp. of IL               0.45    0.77   14.66   14.66    85.11
HFWA  Heritage Financial Corp of WA               0.49    0.49    9.34    9.34    31.95
HCBC  High Country Bancorp of CO                  0.47    0.47   13.48   13.48    65.86
HBNK  Highland Bancorp of CA                      2.64    2.03   17.91   17.91   237.12
HIFS  Hingham Inst. for Sav. of MA*               2.04    2.04   16.39   16.39   170.69
HBEI  Home Bancorp of Elgin IL                    0.41    0.41   13.89   13.89    51.43
HBFW  Home Bancorp of Fort Wayne IN               1.22    1.21   17.84   17.84   146.77
HCFC  Home City Fin. Corp. of OH                  0.98    0.99   15.47   15.47    79.40
HOMF  Home Fed Bancorp of Seymour IN              1.84    1.62   12.21   11.87   138.75

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                              Exhibit 1 (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of March 27, 1998




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------        52 Week (1)                % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High    Low     Week     Week  Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
HWEN  Home Financial Bancorp of IN             8.81     929     8.2         9.75    7.38    9.25   -4.76   17.47    -4.76
HPBC  Home Port Bancorp, Inc. of MA*          25.88   1,842    47.7        27.63   16.50   26.00   -0.46   47.89    11.89
HFBC  HopFed Bancorp of KY                    17.63   4,034    71.1        17.75   16.00   17.25    2.20   76.30    76.30
HZFS  Horizon Fin'l. Services of IA           15.75     853    13.4        16.75    8.50   16.25   -3.08   77.36    31.25
HRZB  Horizon Financial Corp. of WA*          18.50   7,454   137.9        19.25   11.96   18.88   -2.01   33.00     4.23
IBSF  IBS Financial Corp. of NJ               20.00  10,944   218.9        21.19   14.25   21.19   -5.62   35.32    13.06
ITLA  ITLA Capital Corp of CA*                20.75   7,871   163.3        21.25   14.00   21.25   -2.35   40.68     7.79
ICBC  Independence Comm Bnk Cp of NY          18.13  70,411 1,276.6        18.19   17.25    0.00   -1.00   81.30    81.30
IFSB  Independence FSB of DC                  19.50   1,281    25.0        19.50    7.50   17.63   10.61  136.36    14.71
INCB  Indiana Comm. Bank, SB of IN(8)         20.63     922    19.0        21.13   15.00   21.13   -2.37   25.03     0.63
INBI  Industrial Bancorp of OH                22.75   5,103   116.1        23.38   12.00   22.00    3.41   76.63    28.17
IWBK  Interwest Bancorp of WA                 44.25   8,037   355.6        44.88   27.63   42.00    5.36   34.09    17.22
IPSW  Ipswich SB of Ipswich MA*               15.63   2,385    37.3        16.50    6.88   14.00   11.64  101.68    -5.27
JXVL  Jacksonville Bancorp of TX              20.63   2,444    50.4        23.25   13.25   20.13    2.48   39.86   -11.27
JXSB  Jcksnville SB,MHC of IL (45.6)          24.50   1,908    14.2        24.75   10.67   23.25    5.38  104.17    22.50
JSBA  Jefferson Svgs Bancorp of MO            27.25  10,013   272.9        27.25   13.88   27.00    0.93   90.43    32.93
JOAC  Joachim Bancorp, Inc. of MO(8)          16.44     722    11.9        16.63   14.00   16.25    1.17   17.43     2.75
KSBK  KSB Bancorp of Kingfield ME*            18.88   1,239    23.4        22.50    9.00   18.50    2.05  102.36   -16.09
KFBI  Klamath First Bancorp of OR             23.00   9,994   229.9        24.25   16.50   23.00    0.00   29.58     6.98
LSBI  LSB Fin. Corp. of Lafayette IN          31.50     916    28.9        33.00   19.05   30.50    3.28   59.41    10.53
LVSB  Lakeview Financial of NJ                25.00   3,882    97.1        26.56   13.63   25.28   -1.11   61.29    -1.96
LARK  Landmark Bancshares, Inc of KS          26.00   1,689    43.9        27.25   18.75   23.50   10.64   38.67     4.50
LARL  Laurel Capital Group of PA              21.00   2,175    45.7        23.50   13.42   21.63   -2.91   50.00    -3.09
LSBX  Lawrence Savings Bank of MA*            17.44   4,288    74.8        19.31    9.13   18.88   -7.63   74.40     6.47
LFED  Leeds FSB, MHC of MD (36.3)             23.00   5,182    43.3        23.50   11.83   22.50    2.22   85.19     5.75
LXMO  Lexington B&L Fin. Corp. of MO          16.38   1,121    18.4        17.88   14.13   16.63   -1.50    5.68    -7.72
LFCO  Life Financial Corp of CA(8)            19.63   6,546   128.5        21.88   10.75   19.50    0.67    N.A.    55.42
LFBI  Little Falls Bancorp of NJ              19.25   2,608    50.2        20.50   12.75   20.19   -4.66   45.28    -6.10
LOGN  Logansport Fin. Corp. of IN             18.13   1,261    22.9        18.13   12.50   17.50    3.60   29.50     0.72
LISB  Long Island Bancorp, Inc of NY          63.69  24,029 1,530.4        65.75   33.00   64.75   -1.64   87.32    28.33
MAFB  MAF Bancorp, Inc. of IL                 38.50  15,013   578.0        39.25   24.83   39.00   -1.28   48.53     8.82
MBLF  MBLA Financial Corp. of MO              27.38   1,270    34.8        30.63   20.25   27.50   -0.44   36.90   -10.23
MECH  MECH Financial Inc of CT*               29.38   5,293   155.5        29.38   16.75   29.00    1.31   65.52    12.74
MFBC  MFB Corp. of Mishawaka IN               26.50   1,627    43.1        30.38   18.75   26.25    0.95   39.47   -12.77
MSBF  MSB Financial, Inc of MI                16.63   1,237    20.6        19.50   10.38   17.00   -2.18   60.21   -12.47
MARN  Marion Capital Holdings of IN           28.63   1,782    51.0        29.00   21.25   28.00    2.25   34.73     5.53
MRKF  Market Fin. Corp. of OH                 17.50   1,336    23.4        17.50   12.25   17.06    2.58   35.24    11.96
MFSL  Maryland Fed. Bancorp of MD(8)          38.00   6,476   246.1        38.38   17.19   37.88    0.32  115.54     8.57
MASB  MassBank Corp. of Reading MA*           51.00   3,571   182.1        51.25   29.91   51.00    0.00   65.85     7.08
MFLR  Mayflower Co-Op. Bank of MA*            27.00     899    24.3        27.50   15.75   27.00    0.00   42.11     0.93
MDBK  Medford Bancorp, Inc. of MA*            43.50   4,541   197.5        44.00   24.50   43.00    1.16   64.15    10.83
MERI  Meritrust FSB of Thibodaux LA(8)        78.94     774    61.1        80.00   34.00   78.94    0.00  122.37    14.41
MWBX  MetroWest Bank of MA*                    7.75  14,108   109.3         9.50    4.63    7.88   -1.65   51.07   -13.89
METF  Metropolitan Fin. Corp. of OH           16.75   7,051   118.1        18.88    5.38   16.63    0.72  197.51     8.06
MIFC  Mid Iowa Financial Corp. of IA          12.25   1,710    20.9        12.63    7.31   12.13    0.99   53.13     6.52
MCBN  Mid-Coast Bancorp of ME                 39.00     237     9.2        40.75   18.50   38.00    2.63  105.26    30.00
MWBI  Midwest Bancshares, Inc. of IA          16.00   1,021    16.3        19.50    9.33   16.00    0.00   71.49   -12.33
MWFD  Midwest Fed. Fin. Corp of WI(8)         32.00   1,628    52.1        32.00   17.63   30.75    4.07   82.86    13.76
MFFC  Milton Fed. Fin. Corp. of OH            16.00   2,267    36.3        17.00   13.25   16.13   -0.81   17.39     4.03
MBSP  Mitchell Bancorp, Inc. of NC            17.38     931    16.2        18.00   15.25   17.00    2.24    8.62     2.24
MBBC  Monterey Bay Bancorp of CA              26.00   3,230    84.0        26.75   15.50   22.00   18.18   55.22    33.33
MONT  Montgomery Fin. Corp. of IN             12.88   1,653    21.3        14.00   11.00   13.13   -1.90   28.80     0.00
MSBK  Mutual SB, FSB of Bay City MI           12.75   4,282    54.6        14.63    6.50   13.00   -1.92   82.14    -1.92
MYST  Mystic Financial of MA*                 18.00   2,711    48.8        18.56   14.44   17.88    0.67   80.00    80.00
NHTB  NH Thrift Bancshares of NH              21.25   2,088    44.4        22.75   11.75   20.63    3.01   68.25     3.66

                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
HWEN  Home Financial Bancorp of IN                 0.36    0.26    7.95    7.95    46.83
HPBC  Home Port Bancorp, Inc. of MA*               1.79    1.75   11.92   11.92   113.36
HFBC  HopFed Bancorp of KY                         0.58    0.58   13.26   13.26    58.70
HZFS  Horizon Fin'l. Services of IA                0.83    0.66   10.58   10.58   104.07
HRZB  Horizon Financial Corp. of WA*               1.09    1.08   11.38   11.38    71.47
IBSF  IBS Financial Corp. of NJ                    0.53    0.53   11.80   11.80    66.54
ITLA  ITLA Capital Corp of CA*                     1.52    1.52   12.28   12.23   114.54
ICBC  Independence Comm Bnk Cp of NY               0.37    0.49   12.55   11.75    57.83
IFSB  Independence FSB of DC                       1.09    0.45   14.23   12.67   196.38
INCB  Indiana Comm. Bank, SB of IN(8)              0.53    0.53   12.57   12.57   103.45
INBI  Industrial Bancorp of OH                     1.00    1.00   11.93   11.93    71.34
IWBK  Interwest Bancorp of WA                      2.55    2.22   16.60   16.32   246.65
IPSW  Ipswich SB of Ipswich MA*                    0.93    0.76    4.96    4.96    95.28
JXVL  Jacksonville Bancorp of TX                   1.38    1.38   14.09   14.09    96.32
JXSB  Jcksnville SB,MHC of IL (45.6)               0.51    0.41    9.17    9.17    88.07
JSBA  Jefferson Svgs Bancorp of MO                 0.97    0.94   11.34    8.89   125.61
JOAC  Joachim Bancorp, Inc. of MO(8)               0.37    0.37   13.71   13.71    47.41
KSBK  KSB Bancorp of Kingfield ME*                 1.22    1.22    8.89    8.45   120.79
KFBI  Klamath First Bancorp of OR                  0.88    0.88   14.71   13.44    97.58
LSBI  LSB Fin. Corp. of Lafayette IN               1.71    1.54   19.36   19.36   225.53
LVSB  Lakeview Financial of NJ                     1.82    1.14   11.75    9.64   121.76
LARK  Landmark Bancshares, Inc of KS               1.46    1.32   19.49   19.49   138.33
LARL  Laurel Capital Group of PA                   1.34    1.35   10.37   10.37    98.11
LSBX  Lawrence Savings Bank of MA*                 1.89    1.87    8.77    8.77    83.92
LFED  Leeds FSB, MHC of MD (36.3)                  0.66    0.66    9.35    9.35    56.23
LXMO  Lexington B&L Fin. Corp. of MO               0.65    0.65   15.12   14.18    82.47
LFCO  Life Financial Corp of CA(8)                 1.94    2.03    8.37    8.37    62.91
LFBI  Little Falls Bancorp of NJ                   0.66    0.60   14.53   13.40   124.40
LOGN  Logansport Fin. Corp. of IN                  0.98    1.01   13.12   13.12    68.29
LISB  Long Island Bancorp, Inc of NY               2.11    1.74   23.19   22.98   252.72
MAFB  MAF Bancorp, Inc. of IL                      2.53    2.49   17.55   15.46   230.31
MBLF  MBLA Financial Corp. of MO                   1.41    1.43   22.32   22.32   176.03
MECH  MECH Financial Inc of CT*                    2.47    2.44   16.73   16.73   168.59
MFBC  MFB Corp. of Mishawaka IN                    1.25    1.24   20.61   20.61   162.32
MSBF  MSB Financial, Inc of MI                     0.91    0.84   10.56   10.56    62.61
MARN  Marion Capital Holdings of IN                1.58    1.58   22.37   21.89   107.66
MRKF  Market Fin. Corp. of OH                      0.43    0.43   15.13   15.13    42.54
MFSL  Maryland Fed. Bancorp of MD(8)               1.14    1.61   15.39   15.22   181.44
MASB  MassBank Corp. of Reading MA*                2.85    2.63   29.06   28.65   259.14
MFLR  Mayflower Co-Op. Bank of MA*                 1.56    1.48   14.31   14.10   146.73
MDBK  Medford Bancorp, Inc. of MA*                 2.51    2.42   22.35   21.04   250.07
MERI  Meritrust FSB of Thibodaux LA(8)             3.51    3.51   25.66   25.66   302.07
MWBX  MetroWest Bank of MA*                        0.54    0.53    3.17    3.17    43.16
METF  Metropolitan Fin. Corp. of OH                0.82    0.77    5.20    4.78   131.18
MIFC  Mid Iowa Financial Corp. of IA               0.89    0.98    7.41    7.40    79.15
MCBN  Mid-Coast Bancorp of ME                      1.92    1.80   22.03   22.03   264.27
MWBI  Midwest Bancshares, Inc. of IA               1.24    1.10   10.46   10.46   144.69
MWFD  Midwest Fed. Fin. Corp of WI(8)              1.80    1.42   11.70   11.31   130.03
MFFC  Milton Fed. Fin. Corp. of OH                 0.56    0.54   11.43   11.43    96.53
MBSP  Mitchell Bancorp, Inc. of NC                 0.56    0.56   15.56   15.56    38.78
MBBC  Monterey Bay Bancorp of CA                   0.55    0.50   14.84   13.84   126.35
MONT  Montgomery Fin. Corp. of IN                  0.44    0.44   11.89   11.89    63.93
MSBK  Mutual SB, FSB of Bay City MI               -2.14   -0.75    7.66    7.66   150.57
MYST  Mystic Financial of MA*                      0.52    0.52   13.00   13.00    66.76
NHTB  NH Thrift Bancshares of NH                   1.33    1.08   12.24   10.59   152.29

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                              Exhibit 1 (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of March 27, 1998




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------          52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
NSLB  NS&L Bancorp, Inc of Neosho MO          17.50     686    12.0        19.50   16.25   17.50    0.00    4.48    -7.31
NSSY  NSS Bancorp of CT*                      47.00   2,427   114.1        47.00   23.00   42.63   10.25  100.00    24.50
NMSB  Newmil Bancorp, Inc. of CT*             13.63   3,879    52.9        14.50    8.88   13.88   -1.80   43.47     4.85
NASB  North American SB, FSB of MO            69.00   2,240   154.6        71.00   38.00   69.00    0.00   81.58    29.87
NBSI  North Bancshares of Chicago IL          17.75   1,430    25.4        18.83   12.75   17.50    1.43   39.22    -0.73
FFFD  North Central Bancshares of IA          22.50   3,266    73.5        22.88   15.00   22.44    0.27   35.30    13.18
NEIB  Northeast Indiana Bncrp of IN           21.25   1,763    37.5        22.75   13.25   21.13    0.57   41.67    -3.98
NWEQ  Northwest Equity Corp. of WI            21.50     839    18.0        22.25   13.75   21.63   -0.60   52.16     3.61
NWSB  Northwest SB, MHC of PA (30.7)          17.19  46,798   246.7        17.19    7.13   17.00    1.12  123.54    21.66
NTMG  Nutmeg FS&LA of CT                      10.75     986    10.6        11.25    5.25   10.88   -1.19  104.76     2.38
OHSL  OHSL Financial Corp. of OH              32.19   1,241    39.9        36.75   22.63   33.75   -4.62   35.54    19.22
OCFC  Ocean Fin. Corp. of NJ                  36.75   7,853   288.6        38.38   27.63   36.56    0.52   27.25    -1.34
OTFC  Oregon Trail Fin. Corp. of OR           17.81   4,333    77.2        18.50   15.63   18.38   -3.10   78.10     2.47
OFCP  Ottawa Financial Corp. of MI            29.25   5,313   155.4        34.00   18.64   29.25    0.00   56.92   -13.97
PFFB  PFF Bancorp of Pomona CA                20.38  17,956   365.9        21.50   13.63   20.44   -0.29   36.96     2.52
PSFI  PS Financial of Chicago IL              13.75   2,167    29.8        22.38   12.88   14.13   -2.69    2.77   -38.56
PVFC  PVF Capital Corp. of OH                 23.75   2,659    63.2        24.00   15.23   24.00   -1.04   55.94    17.63
PBCI  Pamrapo Bancorp, Inc. of NJ             28.00   2,843    79.6        28.00   18.50   27.75    0.90   41.77     2.75
PFED  Park Bancorp of Chicago IL              18.75   2,333    43.7        19.75   14.25   18.75    0.00   20.97     0.64
PVSA  Parkvale Financial Corp of PA           31.63   5,108   161.6        34.25   20.80   31.25    1.22   45.09    -7.65
PBHC  Pathfinder BC MHC of NY (46.1)*         21.50   2,875    19.0        24.63    7.17   22.25   -3.37  147.98     7.50
PEEK  Peekskill Fin. Corp. of NY              17.00   3,127    53.2        18.25   13.38   16.88    0.71   19.30     1.49
PFSB  PennFed Fin. Services of NJ             18.25   9,646   176.0        19.00   11.13   18.50   -1.35   51.70     6.54
PWBC  PennFirst Bancorp of PA                 19.31   5,271   101.8        20.00   12.27   19.31    0.00   54.48     0.31
PWBK  Pennwood Bancorp, Inc. of PA            20.00     551    11.0        22.00   13.75   18.75    6.67   41.54     1.27
PBKB  People's Bancshares of MA*              25.25   3,289    83.0        26.00   11.63   26.00   -2.88  110.42    10.99
PFDC  Peoples Bancorp of Auburn IN            23.00   3,391    78.0        25.00   14.50   22.50    2.22   56.78     4.55
PBCT  Peoples Bank, MHC of CT (40.1)*         38.00  61,162   929.2        38.75   19.00   38.75   -1.94   65.79     0.00
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)*      43.88   9,046   142.5        45.25   18.00   44.75   -1.94  143.78    -3.03
PFFC  Peoples Fin. Corp. of OH                16.50   1,417    23.4        19.00   12.75   16.63   -0.78    3.13     9.05
PHBK  Peoples Heritage Fin Grp of ME*         47.50  27,737 1,317.5        48.00   27.50   46.75    1.60   50.79     3.26
PSFC  Peoples Sidney Fin. Corp of OH          18.38   1,785    32.8        18.63   12.56   18.00    2.11   83.80     2.80
PERM  Permanent Bancorp, Inc. of IN           34.88   2,103    73.4        36.50   20.75   36.00   -3.11   65.07    12.05
PMFI  Perpetual Midwest Fin. of IA(8)         30.00   1,891    56.7        30.50   18.75   29.38    2.11   51.90     2.56
PERT  Perpetual of SC, MHC (46.8)(8)          63.88   1,509    45.0        66.75   24.13   65.88   -3.04  150.51     5.36
PCBC  Perry Co. Fin. Corp. of MO              23.38     828    19.4        25.00   18.75   23.25    0.56   15.46    -3.11
PHFC  Pittsburgh Home Fin Corp of PA          17.88   1,969    35.2        20.81   14.00   17.88    0.00   15.35    -0.67
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)       45.00   1,632    34.6        46.00   17.75   45.88   -1.92  125.00     1.12
PTRS  Potters Financial Corp of OH            19.13     973    18.6        22.25    9.50   18.75    2.03   91.30    -4.35
PKPS  Poughkeepsie Fin. Corp. of NY(8)        11.38  12,610   143.5        11.63    5.44   11.41   -0.26   85.64    -2.15
PHSB  Ppls Home SB, MHC of PA (45.0)          19.75   2,760    24.5        20.00   13.63   19.75    0.00   97.50     4.61
PRBC  Prestige Bancorp of PA                  19.38     915    17.7        20.00   15.50   19.25    0.68   21.12    -3.10
PFNC  Progress Financial Corp. of PA          18.38   4,064    74.7        18.50    7.68   18.38    0.00  120.65    11.39
PSBK  Progressive Bank, Inc. of NY(8)*        42.25   3,832   161.9        44.50   23.38   43.50   -2.87   69.00    10.46
PROV  Provident Fin. Holdings of CA           23.00   4,693   107.9        24.25   14.13   24.25   -5.15   44.84     5.12
PULB  Pulaski SB, MHC of MO (29.8)(8)         49.50   2,097    30.9        51.00   17.38   50.25   -1.49  147.50    57.74
PLSK  Pulaski SB, MHC of NJ (46.0)            19.00   2,108    18.1        24.50   11.50   20.00   -5.00   90.00    -1.30
PULS  Pulse Bancorp of S. River NJ            26.63   3,088    82.2        29.75   17.88   26.63    0.00   48.94     1.91
QCFB  QCF Bancorp of Virginia MN              28.25   1,382    39.0        29.75   19.00   28.25    0.00   48.68    -5.04
QCBC  Quaker City Bancorp of CA               22.88   4,673   106.9        24.56   14.40   22.63    1.10   47.61     7.67
QCSB  Queens County Bancorp of NY*            43.25  14,913   645.0        43.25   23.78   42.13    2.66   76.53     6.79
RARB  Raritan Bancorp of Raritan NJ*          28.25   2,372    67.0        29.25   16.33   26.50    6.60   72.99     0.89
REDF  RedFed Bancorp of Redlands CA(8)        20.00   7,233   144.7        21.13   12.38   19.88    0.60   41.54     0.60
RELY  Reliance Bancorp, Inc. of NY            38.00   9,634   366.1        38.00   22.00   37.25    2.01   55.10     3.74
RELI  Reliance Bancshares Inc of WI            8.94   2,562    22.9        10.13    7.13    8.88    0.68   17.17    -5.89


                                                     Current Per Share Financials
                                                 ----------------------------------------
                                                                          Tangible
                                                 Trailing  12 Mo.   Book    Book
                                                  12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                             EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                            -------- ------- ------- ------- -------
                                                     ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
NSLB  NS&L Bancorp, Inc of Neosho MO               0.62    0.61   16.64   16.51    84.29
NSSY  NSS Bancorp of CT*                           2.76    3.13   22.49   21.83   276.37
NMSB  Newmil Bancorp, Inc. of CT*                  0.71    0.72    8.54    8.54    91.65
NASB  North American SB, FSB of MO                 5.40    4.39   27.83   27.01   327.72
NBSI  North Bancshares of Chicago IL               0.44    0.42   11.60   11.60    86.00
FFFD  North Central Bancshares of IA               1.16    1.16   15.10   15.10    65.87
NEIB  Northeast Indiana Bncrp of IN                1.18    1.18   15.51   15.51   107.95
NWEQ  Northwest Equity Corp. of WI                 1.22    1.17   13.77   13.77   118.66
NWSB  Northwest SB, MHC of PA (30.7)               0.41    0.42    4.44    3.94    48.05
NTMG  Nutmeg FS&LA of CT                           0.67    0.43    5.88    5.88   106.64
OHSL  OHSL Financial Corp. of OH                   1.62    1.55   20.98   20.98   192.51
OCFC  Ocean Fin. Corp. of NJ                       1.78    1.77   27.45   27.45   192.40
OTFC  Oregon Trail Fin. Corp. of OR                0.63    0.64   10.64   10.64    85.17
OFCP  Ottawa Financial Corp. of MI                 1.42    1.35   14.37   11.69   166.73
PFFB  PFF Bancorp of Pomona CA                     0.79    0.75   14.95   14.80   154.04
PSFI  PS Financial of Chicago IL                   0.72    0.73   14.76   14.76    39.55
PVFC  PVF Capital Corp. of OH                      1.90    1.79   10.85   10.85   149.01
PBCI  Pamrapo Bancorp, Inc. of NJ                  1.78    1.70   17.07   16.96   132.51
PFED  Park Bancorp of Chicago IL                   0.66    0.71   16.55   16.55    75.85
PVSA  Parkvale Financial Corp of PA                2.07    2.07   15.79   15.70   199.52
PBHC  Pathfinder BC MHC of NY (46.1)*              0.64    0.58    8.20    6.95    68.44
PEEK  Peekskill Fin. Corp. of NY                   0.64    0.64   14.87   14.87    58.91
PFSB  PennFed Fin. Services of NJ                  1.11    1.10   10.64    9.12   152.97
PWBC  PennFirst Bancorp of PA                      1.03    1.03   13.00   11.58   172.79
PWBK  Pennwood Bancorp, Inc. of PA                 0.83    0.96   15.41   15.41    85.68
PBKB  People's Bancshares of MA*                   1.44    0.74    8.94    8.58   218.14
PFDC  Peoples Bancorp of Auburn IN                 1.26    1.26   13.25   13.25    86.79
PBCT  Peoples Bank, MHC of CT (40.1)*              1.51    0.87   11.61   11.55   133.81
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)*           0.82    0.61   12.16   10.99    70.80
PFFC  Peoples Fin. Corp. of OH                     0.56    0.55   10.97   10.97    58.20
PHBK  Peoples Heritage Fin Grp of ME*              2.65    2.62   17.13   12.87   244.99
PSFC  Peoples Sidney Fin. Corp of OH               0.64    0.64   14.72   14.72    59.52
PERM  Permanent Bancorp, Inc. of IN                1.25    1.24   19.96   19.72   199.63
PMFI  Perpetual Midwest Fin. of IA(8)              1.02    0.91   18.49   18.49   207.35
PERT  Perpetual of SC, MHC (46.8)(8)               1.27    1.40   20.28   20.28   170.31
PCBC  Perry Co. Fin. Corp. of MO                   1.07    1.07   19.75   19.75   102.69
PHFC  Pittsburgh Home Fin Corp of PA               1.07    0.92   12.52   12.37   152.19
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)            1.45    1.43   15.17   15.17   238.61
PTRS  Potters Financial Corp of OH                 1.23    1.21   11.31   11.31   126.04
PKPS  Poughkeepsie Fin. Corp. of NY(8)             0.19    0.24    5.76    5.76    69.43
PHSB  Ppls Home SB, MHC of PA (45.0)               0.59    0.56   10.37   10.37    78.89
PRBC  Prestige Bancorp of PA                       0.86    0.84   17.08   17.08   156.57
PFNC  Progress Financial Corp. of PA               0.95    0.72    6.18    5.19   121.41
PSBK  Progressive Bank, Inc. of NY(8)*             2.25    2.20   20.48   18.57   230.56
PROV  Provident Fin. Holdings of CA                1.04    0.55   17.85   17.85   154.21
PULB  Pulaski SB, MHC of MO (29.8)(8)              1.03    0.90   11.38   11.38    85.56
PLSK  Pulaski SB, MHC of NJ (46.0)                 0.53    0.53   10.29   10.29    86.21
PULS  Pulse Bancorp of S. River NJ                 1.85    1.87   14.31   14.31   174.65
QCFB  QCF Bancorp of Virginia MN                   1.81    1.81   18.83   18.83   114.47
QCBC  Quaker City Bancorp of CA                    1.27    1.22   15.73   15.73   182.36
QCSB  Queens County Bancorp of NY*                 1.56    1.54   11.43   11.43   107.51
RARB  Raritan Bancorp of Raritan NJ*               1.65    1.62   13.02   12.83   172.14
REDF  RedFed Bancorp of Redlands CA(8)             1.44    1.48   11.65   11.61   139.60
RELY  Reliance Bancorp, Inc. of NY                 1.88    1.97   19.92   13.56   232.83
RELI  Reliance Bancshares Inc of WI                0.19    0.20    8.71    8.71    17.39

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                              Exhibit 1 (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of March 27, 1998




                                             Market Capitalization                      Price Change Data
                                            -----------------------      -----------------------------------------------
                                                                           52 Week (1)               % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last     Last 52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High     Low    Week     Week  Ago(2) 1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
RCBK  Richmond County Fin Corp of NY          19.28  24,466   471.7        19.63   15.69   17.94    7.47   92.80    92.80
RIVR  River Valley Bancorp of IN              19.75   1,190    23.5        19.75   13.63   19.50    1.28   37.34     5.33
RVSB  Riverview Bancorp of WA                 16.88   6,133   103.5        18.00    7.10   17.00   -0.71  125.37    -4.90
RSLN  Roslyn Bancorp, Inc. of NY*             23.19  43,642 1,012.1        24.50   15.88   23.59   -1.70   35.93    -0.26
SCCB  S. Carolina Comm. Bnshrs of SC          22.50     583    13.1        25.25   17.50   22.13    1.67   12.50     0.00
SBFL  SB Fngr Lakes MHC of NY (33.1)          19.50   3,570    11.5        24.75    7.38   24.75  -21.21  160.00    21.88
SFED  SFS Bancorp of Schenectady NY           24.50   1,208    29.6        27.25   16.00   23.75    3.16   40.00    -8.85
SGVB  SGV Bancorp of W. Covina CA             17.63   2,345    41.3        19.38   11.38   17.50    0.74   39.59    -0.68
SHSB  SHS Bancorp, Inc. of PA                 17.00     820    13.9        18.00   14.75   17.12   -0.70   70.00     1.49
SISB  SIS Bancorp, Inc. of MA*                40.50   6,948   281.4        40.50   23.38   39.50    2.53   62.00     0.77
SWCB  Sandwich Bancorp of MA(8)*              63.50   1,942   123.3        64.50   27.25   57.75    9.96  117.09    44.32
SFSL  Security First Corp. of OH              22.50   7,571   170.3        22.50   12.00   22.50    0.00   77.58     7.76
SKAN  Skaneateles Bancorp Inc of NY*          19.56   1,437    28.1        22.25   12.25   19.38    0.93   51.39   -11.61
SOBI  Sobieski Bancorp of S. Bend IN          20.75     764    15.9        24.25   14.50   21.25   -2.35   43.10     1.82
SOSA  Somerset Savings Bank of MA(8)*          4.94  16,659    82.3         5.94    2.25    4.94    0.00   79.64    -1.20
SSFC  South Street Fin. Corp. of NC*          12.38   4,676    57.9        20.00   11.75   12.38    0.00  -22.63   -34.84
SCBS  Southern Commun. Bncshrs of AL          19.88   1,137    22.6        20.75   13.50   18.50    7.46   44.58     8.93
SMBC  Southern Missouri Bncrp of MO           22.50   1,612    36.3        23.25   15.50   21.75    3.45   38.46     9.76
SWBI  Southwest Bancshares of IL(8)           32.88   2,715    89.3        33.00   18.75   32.50    1.17   66.48    10.52
SVRN  Sovereign Bancorp, Inc. of PA           18.94 112,133 2,123.8        18.94    9.48   21.88  -13.44   83.71     9.54
STFR  St. Francis Cap. Corp. of WI            45.00   5,251   236.3        50.75   29.00   46.50   -3.23   53.17   -10.89
SPBC  St. Paul Bancorp, Inc. of IL            25.63  34,205   876.7        28.50   17.58   26.19   -2.14   37.28    -2.36
SFFC  StateFed Financial Corp. of IA          14.00   1,557    21.8        14.75    9.00   14.50   -3.45   47.37    -5.08
SFIN  Statewide Fin. Corp. of NJ              23.25   4,591   106.7        24.13   14.75   22.75    2.20   46.41    -3.13
STSA  Sterling Financial Corp. of WA          26.00   7,570   196.8        26.00   15.25   25.50    1.96   51.78    19.54
SFSB  SuburbFed Fin. Corp. of IL(8)           47.50   1,266    60.1        50.00   22.25   47.75   -0.52  111.11    -5.00
ROSE  T R Financial Corp. of NY*              35.50  17,598   624.7        35.50   16.69   35.50    0.00   97.22     6.77
THRD  TF Financial Corp. of PA                28.38   3,187    90.4        30.00   16.63   27.25    4.15   53.41    -5.40
TPNZ  Tappan Zee Fin., Inc. of NY(8)          20.13   1,478    29.8        22.63   14.00   20.25   -0.59   41.26     7.36
TSBK  Timberland Bancorp of WA                17.94   6,613   118.6        18.50   14.50   18.13   -1.05   79.40    79.40
TRIC  Tri-County Bancorp of WY                13.75   1,167    16.0        15.00    9.25   15.00   -8.33   48.65    -8.33
TWIN  Twin City Bancorp, Inc. of TN           14.63   1,269    18.6        15.50   12.00   14.75   -0.81   15.47    -5.61
USAB  USABancshares, Inc of PA*               12.25     732     9.0        13.38    6.56   12.25    0.00   59.30    22.50
UCBC  Union Community Bancorp of IN           15.81   3,042    48.1        15.81   13.94   15.50    2.00   58.10     8.07
UFRM  United FSB of Rocky Mount NC(8)         18.50   3,169    58.6        21.00    9.50   19.00   -2.63   92.11    -5.76
UBMT  United Fin. Corp. of MT                 27.00   1,223    33.0        28.25   19.00   28.25   -4.42   38.46     5.88
UTBI  United Tenn. Bancshares of TN           15.50   1,455    22.6        15.50   13.63   14.56    6.46   55.00    55.00
VABF  Va. Beach Fed. Fin. Corp of VA          20.25   4,981   100.9        20.88    9.75   19.63    3.16  102.50    10.17
WHGB  WHG Bancshares of MD                    17.88   1,389    24.8        19.00   13.75   18.00   -0.67   23.31    -4.64
WSFS  WSFS Financial Corp. of DE*             21.63  12,460   269.5        21.88   10.63   21.88   -1.14   84.09     8.15
WVFC  WVS Financial Corp. of PA               38.06   1,753    66.7        39.00   23.50   38.75   -1.78   47.81     7.97
WRNB  Warren Bancorp of Peabody MA*           24.25   3,806    92.3        24.88   15.00   24.00    1.04   51.56     5.43
WSBI  Warwick Community Bncrp of NY*          17.75   6,414   113.8        17.75   15.38   17.63    0.68   77.50     2.13
WFSL  Washington Federal, Inc. of WA          28.25  52,286 1,477.1        30.29   20.46   29.00   -2.59   21.87    -1.15
WAMU  Washington Mutual, Inc. of WA*          74.53 257,56019,195.9        74.94   45.38   73.94    0.80   50.38    16.80
WYNE  Wayne Bancorp, Inc. of NJ               30.00   2,014    60.4        30.25   16.00   28.75    4.35   80.40    12.15
WAYN  Wayne Svgs Bks MHC of OH (47.8          30.00   2,257    32.3        33.00   17.00   30.00    0.00   73.11     3.45
WCFB  Wbstr Cty FSB MHC of IA (45.2)          19.75   2,109    18.8        22.00   13.75   20.88   -5.41   38.60    -1.25
WBST  Webster Financial Corp. of CT           69.50  13,653   948.9        70.00   35.13   66.50    4.51   90.41     4.51
WEFC  Wells Fin. Corp. of Wells MN            19.25   1,959    37.7        19.63   14.00   18.75    2.67   35.09     7.66
WCBI  WestCo Bancorp, Inc. of IL              29.38   2,464    72.4        29.38   22.00   29.38    0.00   33.55     7.82
WSTR  WesterFed Fin. Corp. of MT              25.94   5,577   144.7        27.00   17.63   25.88    0.23   30.48     1.73
WOFC  Western Ohio Fin. Corp. of OH           26.00   2,356    61.3        29.25   21.00   26.00    0.00   19.54    -3.27
WEHO  Westwood Hmstd Fin Corp of OH           14.50   2,843    41.2        18.13   12.50   14.63   -0.89    6.38   -14.71
FFWD  Wood Bancorp of OH                      20.50   2,651    54.3        27.00    8.47   20.00    2.50  136.45     9.04

                                                    Current Per Share Financials
                                                ----------------------------------------
                                                                         Tangible
                                                Trailing  12 Mo.   Book    Book
                                                 12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                            EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                           -------- ------- ------- ------- -------
                                                    ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
RCBK  Richmond County Fin Corp of NY              0.56    0.56   11.79   11.79    45.97
RIVR  River Valley Bancorp of IN                  0.91    0.76   14.80   14.59   116.35
RVSB  Riverview Bancorp of WA                     0.54    0.53    9.75    9.41    42.89
RSLN  Roslyn Bancorp, Inc. of NY*                 0.77    0.94   14.40   14.33    82.51
SCCB  S. Carolina Comm. Bnshrs of SC              0.79    0.79   16.00   16.00    77.34
SBFL  SB Fngr Lakes MHC of NY (33.1)              0.24    0.21    6.07    6.07    69.39
SFED  SFS Bancorp of Schenectady NY               0.88    0.85   17.74   17.74   144.39
SGVB  SGV Bancorp of W. Covina CA                 0.57    0.66   13.13   12.94   173.91
SHSB  SHS Bancorp, Inc. of PA                     0.81    0.81   14.65   14.65   108.01
SISB  SIS Bancorp, Inc. of MA*                    1.37    1.87   18.06   18.06   249.51
SWCB  Sandwich Bancorp of MA(8)*                  2.50    2.44   21.63   20.88   267.09
SFSL  Security First Corp. of OH                  1.19    1.19    8.38    8.26    89.54
SKAN  Skaneateles Bancorp Inc of NY*              1.16    1.12   12.30   11.97   178.22
SOBI  Sobieski Bancorp of S. Bend IN              0.65    0.65   16.49   16.49   114.60
SOSA  Somerset Savings Bank of MA(8)*             0.36    0.35    2.15    2.15    32.40
SSFC  South Street Fin. Corp. of NC*              0.43    0.44    7.28    7.28    48.86
SCBS  Southern Commun. Bncshrs of AL              0.70    0.70   12.73   12.73    62.34
SMBC  Southern Missouri Bncrp of MO               0.85    0.81   16.47   16.47    99.21
SWBI  Southwest Bancshares of IL(8)               1.51    1.52   16.22   16.22   135.65
SVRN  Sovereign Bancorp, Inc. of PA               0.51    0.70    6.08    5.05   127.85
STFR  St. Francis Cap. Corp. of WI                2.35    2.26   25.17   22.44   304.26
SPBC  St. Paul Bancorp, Inc. of IL                1.43    1.44   12.22   12.18   133.24
SFFC  StateFed Financial Corp. of IA              0.70    0.70   10.05   10.05    56.91
SFIN  Statewide Fin. Corp. of NJ                  1.19    1.19   14.34   14.31   153.15
STSA  Sterling Financial Corp. of WA              1.15    1.04   13.59   12.56   247.85
SFSB  SuburbFed Fin. Corp. of IL(8)               2.20    1.78   23.31   23.24   346.34
ROSE  T R Financial Corp. of NY*                  1.97    1.76   13.69   13.69   218.38
THRD  TF Financial Corp. of PA                    1.53    1.30   15.72   13.12   187.34
TPNZ  Tappan Zee Fin., Inc. of NY(8)              0.70    0.69   14.46   14.46    84.29
TSBK  Timberland Bancorp of WA                    0.75    0.75   12.38   12.38    40.65
TRIC  Tri-County Bancorp of WY                    0.77    0.79   11.85   11.85    77.12
TWIN  Twin City Bancorp, Inc. of TN               0.85    0.70   11.04   11.04    85.65
USAB  USABancshares, Inc of PA*                   0.32    0.28    7.40    7.29    87.80
UCBC  Union Community Bancorp of IN               0.58    0.58   13.40   13.40    36.73
UFRM  United FSB of Rocky Mount NC(8)             0.57    0.37    6.94    6.94    95.98
UBMT  United Fin. Corp. of MT                     1.22    1.21   20.24   20.24    84.29
UTBI  United Tenn. Bancshares of TN               0.66    0.66   12.95   12.95    52.89
VABF  Va. Beach Fed. Fin. Corp of VA              0.82    0.66    8.86    8.86   123.71
WHGB  WHG Bancshares of MD                        0.54    0.55   14.34   14.34    72.95
WSFS  WSFS Financial Corp. of DE*                 1.32    1.30    6.96    6.92   121.61
WVFC  WVS Financial Corp. of PA                   2.13    2.15   17.76   17.76   166.58
WRNB  Warren Bancorp of Peabody MA*               1.91    1.70   10.52   10.52    97.48
WSBI  Warwick Community Bncrp of NY*              0.55    0.55   12.60   12.60    53.02
WFSL  Washington Federal, Inc. of WA              2.07    2.04   14.09   13.00   109.27
WAMU  Washington Mutual, Inc. of WA*              1.28    2.38   20.15   18.77   376.54
WYNE  Wayne Bancorp, Inc. of NJ                   0.97    0.97   16.85   16.85   134.08
WAYN  Wayne Svgs Bks MHC of OH (47.8              0.84    0.78   10.72   10.72   113.04
WCFB  Wbstr Cty FSB MHC of IA (45.2)              0.65    0.65   10.60   10.60    45.10
WBST  Webster Financial Corp. of CT               2.31    3.52   27.99   24.41   514.14
WEFC  Wells Fin. Corp. of Wells MN                1.13    1.10   15.13   15.13   102.83
WCBI  WestCo Bancorp, Inc. of IL                  1.91    1.78   19.72   19.72   128.22
WSTR  WesterFed Fin. Corp. of MT                  1.30    1.26   19.31   15.69   185.60
WOFC  Western Ohio Fin. Corp. of OH               0.61    0.71   23.39   21.83   168.69
WEHO  Westwood Hmstd Fin Corp of OH               0.31    0.49   10.60   10.60    47.22
FFWD  Wood Bancorp of OH                          0.89    0.80    8.04    8.04    62.82

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700
                              Exhibit 1 (continued)
                      Weekly Thrift Market Line - Part One
                           Prices As Of March 27, 1998




                                                                                        Price Change Data
                                             Market Capitalization       -----------------------------------------------
                                            -----------------------         52 Week (1)              % Change From
                                                     Shares  Market      ---------------         -----------------------
                                             Price/  Outst- Capital-                       Last    Last  52 Wks  Dec 31,
Financial Institution                       Share(1) anding ization(9)     High    Low     Week    Week  Ago(2)  1997(2)
---------------------                       ------- ------- -------      ------- ------- ------- ------- ------- --------
                                               ($)    (000)  ($Mil)         ($)     ($)     ($)     (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
YFCB  Yonkers Fin. Corp. of NY                19.75   3,021    59.7        22.00   14.38   20.00   -1.25   29.51     2.60
YFED  York Financial Corp. of PA              25.38   8,852   224.7        27.25   14.20   25.50   -0.47   73.84    -1.44



                                                  Current Per Share Financials
                                              ----------------------------------------
                                                                       Tangible
                                              Trailing  12 Mo.   Book    Book
                                               12 Mo.   Core    Value/  Value/  Assets/
Financial Institution                          EPS(3)   EPS(3)  Share  Share(4) Share
---------------------                         -------- ------- ------- ------- -------
                                                 ($)     ($)     ($)     ($)     ($)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
YFCB  Yonkers Fin. Corp. of NY                  1.02    1.01   14.87   14.87   109.83
YFED  York Financial Corp. of PA                1.26    1.05   11.84   11.84   133.56

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                                    Exhibit 1
                      Weekly Thrift Market Line - Part Two
                           Prices As Of March 27, 1998


                                                                Key Financial Ratios                           Asset Quality Ratios
                                               ----------------------------------------------------------    -----------------------
                                                        Tang.      Reported Earnings       Core Earnings
                                               Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                          Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                          ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                                  (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------

SAIF-Insured Thrifts(298)                       13.79    13.54    0.95    8.12    4.45       0.90    7.59       0.75  129.30    0.79
NYSE Traded Companies(9)                         8.16     7.94    1.18   14.92    5.73       0.63    9.40       1.78   91.95    1.34
AMEX Traded Companies(20)                       14.04    13.94    0.90    6.47    4.26       0.85    5.84       0.63  153.15    0.73
NASDAQ Listed OTC Companies(269)                13.91    13.65    0.95    8.08    4.43       0.91    7.69       0.73  128.60    0.78
California Companies(20)                         7.84     7.59    0.62    8.57    4.97       0.53    7.84       1.20   86.14    1.26
Florida Companies(6)                            10.33     9.94    1.18   12.36    4.88       0.72    7.12       1.48  102.17    0.87
Mid-Atlantic Companies(58)                      11.04    10.66    0.86    8.65    4.75       0.83    8.25       0.79  102.75    0.92
Mid-West Companies(138)                         14.63    14.43    0.97    7.67    4.27       0.93    7.28       0.61  138.64    0.66
New England Companies(9)                         7.67     7.37    0.62    8.87    4.66       0.65    9.11       0.69  152.00    1.01
North-West Companies(11)                        16.87    16.51    1.17    8.71    4.33       1.11    8.12       0.61  284.86    0.77
South-East Companies(44)                        17.37    17.21    1.08    7.65    4.09       1.02    7.12       0.98  108.12    0.83
South-West Companies(6)                         11.37    11.26    0.97   10.69    6.41       0.94   10.30       0.71   67.56    0.64
Western Companies (Excl CA)(6)                  17.89    17.52    1.10    6.66    4.45       1.09    6.59       0.32  153.87    0.70
Thrift Strategy(249)                            14.92    14.69    0.98    7.63    4.52       0.94    7.26       0.68  131.98    0.73
Mortgage Banker Strategy(30)                     7.68     7.23    0.77   10.32    4.25       0.71    9.64       1.03  116.00    1.01
Real Estate Strategy(8)                          7.56     7.33    0.95   12.53    5.85       0.87   11.57       1.05  105.92    1.28
Diversified Strategy(7)                          8.72     8.53    1.29   15.30    5.01       0.78   10.49       1.59  119.07    1.13
Retail Banking Strategy(4)                       7.04     6.76   -0.23   -0.09   -4.16      -0.26   -0.99       0.82  142.67    1.25
Companies Issuing Dividends(250)                13.68    13.42    0.99    8.45    4.70       0.93    7.84       0.70  131.19    0.75
Companies Without Dividends(48)                 14.35    14.17    0.75    6.41    3.11       0.72    6.30       0.99  119.14    1.00
Equity/Assets less than 6%(24)                   5.05     4.72    0.58   11.67    4.25       0.56   11.21       0.83  106.71    0.94
Equity/Assets 6-12%(134)                         8.90     8.56    0.84    9.82    4.85       0.77    9.05       0.83  123.18    0.88
Equity/Assets greater than 12%(140)             19.40    19.25    1.10    6.08    4.13       1.06    5.76       0.67  138.45    0.68
Converted Last 3 Mths (no MHC)(11)              27.74    27.59    1.30    4.98    3.37       1.32    5.03       0.72  197.82    0.96
Actively Traded Companies(36)                    9.12     8.86    0.97   11.12    4.58       1.00   11.86       0.70  151.66    0.94
Market Value Below $20 Million(41)              15.20    15.12    0.93    6.59    4.85       0.86    6.01       0.82  106.00    0.67
Holding Company Structure(270)                  14.03    13.78    0.95    7.92    4.43       0.90    7.44       0.75  129.64    0.78
Assets Over $1 Billion(60)                       8.77     8.17    0.89   11.21    4.73       0.79   10.10       0.87  112.78    0.97
Assets $500 Million-$1 Billion(44)               9.87     9.62    0.85    8.98    4.02       0.80    8.75       0.66  162.06    0.90
Assets $250-$500 Million(67)                    12.78    12.49    0.95    8.37    4.68       0.90    7.80       0.72  146.23    0.77
Assets less than $250 Million(127)              17.78    17.70    1.01    6.38    4.36       0.97    6.03       0.74  116.66    0.67
Goodwill Companies(123)                         10.19     9.57    0.90    9.99    4.76       0.82    9.06       0.86  116.50    0.86
Non-Goodwill Companies(174)                     16.09    16.09    0.98    6.89    4.25       0.95    6.64       0.68  137.95    0.74
Acquirors of FSLIC Cases(9)                      8.68     8.26    1.00   12.16    5.96       0.91   11.00       0.85   66.56    0.59

                                                            Pricing Ratios                      Dividend Data(6)
                                               -----------------------------------------     -----------------------
                                                                        Price/  Price/       Ind.    Divi-
                                                Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                          Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                          ------- ------- ------- ------- ---------     ------- ------- -------
                                                  (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
Market Averages. SAIF-Insured Thrifts(no MHCs)
----------------------------------------------

SAIF-Insured Thrifts(298)                       20.32  165.04   20.84  169.06   21.38         0.36    1.55   30.13
NYSE Traded Companies(9)                        17.86  201.49   21.02  207.95   18.25         0.24    0.70   11.01
AMEX Traded Companies(20)                       19.64  142.34   19.41  143.87   20.75         0.34    1.79   36.69
NASDAQ Listed OTC Companies(269)                20.44  166.07   20.95  170.25   21.49         0.36    1.55   30.18
California Companies(20)                        19.87  162.55   12.34  169.86   20.14         0.13    0.46   10.87
Florida Companies(6)                            19.36  170.80   22.34  185.73   23.76         0.43    2.74   17.18
Mid-Atlantic Companies(58)                      19.71  172.17   17.90  176.04   20.88         0.36    1.39   29.25
Mid-West Companies(138)                         20.24  160.72   21.30  163.23   21.26         0.35    1.63   30.98
New England Companies(9)                        17.80  176.16   13.07  186.03   20.50         0.44    1.45   27.37
North-West Companies(11)                        22.49  172.51   26.53  178.58   23.24         0.30    1.16   27.85
South-East Companies(44)                        22.16  172.89   26.27  177.46   23.17         0.43    1.82   40.18
South-West Companies(6)                         14.98  140.11   15.10  145.81   15.19         0.30    1.30   24.34
Western Companies (Excl CA)(6)                  21.39  140.30   24.16  146.26   21.62         0.47    2.10   37.25
Thrift Strategy(249)                            20.65  156.64   21.61  159.89   21.48         0.36    1.66   32.12
Mortgage Banker Strategy(30)                    19.04  212.21   15.94  223.60   21.66         0.32    1.03   20.89
Real Estate Strategy(8)                         17.65  199.46   15.05  204.89   18.74         0.16    0.65   11.62
Diversified Strategy(7)                         19.18  248.86   24.88  254.32   21.55         0.57    1.40   29.33
Retail Banking Strategy(4)                      17.86  170.53   11.23  176.97   19.86         0.15    0.67   17.84
Companies Issuing Dividends(250)                20.29  167.44   20.84  172.44   21.45         0.43    1.85   36.13
Companies Without Dividends(48)                 20.52  152.22   20.88  150.79   20.91         0.00    0.00    0.00
Equity/Assets less than 6%(24)                  18.29  223.97   11.42  222.77   20.70         0.19    0.68   15.21
Equity/Assets 6-12%(134)                        19.06  184.85   16.09  194.06   20.36         0.39    1.45   27.11
Equity/Assets greater than 12%(140)             21.98  138.35   26.44  139.93   22.58         0.36    1.78   35.59
Converted Last 3 Mths (no MHC)(11)              24.61  142.03   38.94  143.10   24.75         0.19    1.56    8.92
Actively Traded Companies(36)                   18.99  221.86   19.02  227.20   19.72         0.48    1.46   28.69
Market Value Below $20 Million(41)              20.54  130.45   18.96  130.84   21.56         0.33    1.85   34.78
Holding Company Structure(270)                  20.62  163.72   21.05  167.39   21.57         0.36    1.59   30.80
Assets Over $1 Billion(60)                      19.83  208.33   17.96  224.46   21.44         0.41    1.30   22.13
Assets $500 Million-$1 Billion(44)              18.96  190.13   17.82  192.34   20.07         0.37    1.41   29.22
Assets $250-$500 Million(67)                    19.68  166.25   20.40  169.08   20.70         0.35    1.40   26.42
Assets less than $250 Million(127)              21.38  137.74   23.33  138.63   22.17         0.33    1.78   36.15
Goodwill Companies(123)                         19.54  187.67   18.03  198.72   21.03         0.40    1.47   25.65
Non-Goodwill Companies(174)                     20.86  149.97   22.50  149.97   21.63         0.33    1.61   33.33
Acquirors of FSLIC Cases(9)                     17.01  191.73   16.35  202.39   17.69         0.47    1.59   26.60

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                              Exhibit 1 (continued)
                      Weekly Thrift Market Line - Part Two
                           Prices As Of March 27, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)

Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------
BIF-Insured Thrifts(58)                      11.40    11.08    1.09   11.22    5.19       1.06   10.93       0.72  170.30    1.35
NYSE Traded Companies(4)                     16.20    14.65    1.09    8.91    3.84       1.23   10.11       1.60   48.48    0.98
AMEX Traded Companies(7)                     12.51    12.17    1.00    9.73    5.01       0.88    8.42       1.37   71.74    1.23
NASDAQ Listed OTC Companies(47)              10.84    10.63    1.09   11.60    5.33       1.07   11.29       0.59  189.29    1.40
California Companies(1)                      10.72    10.68    1.46   13.06    7.33       1.46   13.06       0.00    0.00    1.50
Mid-Atlantic Companies(20)                   13.76    13.26    0.95    8.58    4.09       0.97    8.67       0.79  131.96    1.18
New England Companies(31)                     9.50     9.23    1.17   13.38    5.95       1.10   12.49       0.74  175.37    1.58
North-West Companies(3)                       9.36     9.23    1.03   11.63    4.45       1.16   14.24       0.49  401.95    1.05
South-East Companies(3)                      17.35    17.20    1.12    5.90    4.76       1.11    5.85       0.27  190.94    0.51
Thrift Strategy(43)                          12.44    12.14    1.10   10.58    5.17       1.06   10.03       0.74  155.55    1.28
Mortgage Banker Strategy(7)                   8.76     8.40    0.95   12.06    5.17       0.96   11.92       0.44  302.59    1.26
Real Estate Strategy(3)                      10.76    10.73    1.73   16.25    7.60       1.62   15.19       0.83  132.18    1.59
Diversified Strategy(5)                       6.58     5.97    0.87   13.30    4.44       0.98   15.25       0.82  151.87    1.94
Companies Issuing Dividends(47)              10.50    10.12    1.08   11.36    5.20       1.04   10.95       0.74  170.01    1.30
Companies Without Dividends(11)              15.29    15.20    1.10   10.61    5.15       1.15   10.87       0.60  171.52    1.55
Equity/Assets less than 6%(4)                 5.09     4.95    0.90   16.51    4.87       0.85   15.67       0.93   94.22    1.54
Equity/Assets 6-12%(40)                       8.70     8.33    1.11   12.81    5.76       1.06   12.33       0.81  173.34    1.49
Equity/Assets greater than 12%(14)           19.96    19.72    1.08    5.73    3.85       1.12    6.08       0.36  189.12    0.96
Converted Last 3 Mths (no MHC)(1)            19.47    19.47    0.78    4.00    2.89       0.78    4.00       0.18  315.24    0.91
Actively Traded Companies(17)                 9.76     9.35    1.27   13.85    5.91       1.22   13.43       0.59  167.70    1.28
Market Value Below $20 Million(2)             9.27     9.21    0.67    7.36    4.66       0.56    6.13       0.56  198.01    1.61
Holding Company Structure(46)                12.36    12.11    1.10   10.78    5.15       1.08   10.51       0.62  171.84    1.36
Assets Over $1 Billion(17)                   10.88    10.13    1.01   10.81    4.39       1.09   11.62       0.78  156.73    1.39
Assets $500 Million-$1 Billion(15)            9.41     9.25    1.24   13.90    6.32       1.17   12.84       0.77  169.47    1.52
Assets $250-$500 Million(11)                 11.63    11.45    1.19   11.93    5.76       1.14   11.44       0.74  204.18    1.56
Assets less than $250 Million(15)            13.25    13.17    0.97    9.18    4.80       0.91    8.42       0.58  156.83    1.02
Goodwill Companies(31)                        9.50     8.87    0.98   11.54    5.13       0.99   11.41       0.86  151.07    1.38
Non-Goodwill Companies(27)                   13.38    13.38    1.19   10.89    5.25       1.14   10.43       0.56  192.16    1.32


                                                          Pricing Ratios                      Dividend Data(6)
                                              -----------------------------------------    ----------------------
                                                                      Price/   Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.    Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book   Earnings      Share   Yield   Ratio(7)
---------------------                        ------- ------- ------- -------  -------      ------- ------- -------
                                                (X)     (%)     (%)     (%)      (x)          ($)     (%)     (%)


Market Averages. BIF-Insured Thrifts(no MHCs)
---------------------------------------------
BIF-Insured Thrifts(58)                         18.85  192.35   20.49  195.17   19.41         0.42    1.41   26.59
NYSE Traded Companies(4)                        22.45  197.90   27.53  206.16   23.43         0.60    1.31   26.52
AMEX Traded Companies(7)                        18.67  175.40   20.41  183.02   21.35         0.55    1.69   33.76
NASDAQ Listed OTC Companies(47)                 18.58  193.83   19.86  195.84   18.88         0.39    1.39   25.74
California Companies(1)                         13.65  168.97   18.12  169.66   13.65         0.00    0.00    0.00
Mid-Atlantic Companies(20)                      22.21  177.95   22.89  181.02   22.27         0.38    1.21   27.11
New England Companies(31)                       17.04  206.47   18.61  209.57   17.90         0.45    1.46   26.28
North-West Companies(3)                         17.21  205.78   20.86  205.78   17.46         0.60    1.67   29.62
South-East Companies(3)                         22.70  140.96   24.11  142.38   22.83         0.41    2.42   36.44
Thrift Strategy(43)                             18.96  182.23   21.20  184.67   19.58         0.43    1.48   27.57
Mortgage Banker Strategy(7)                     18.96  215.61   17.80  230.72   20.42         0.29    1.06   21.70
Real Estate Strategy(3)                         13.17  199.74   21.50  200.09   13.96         0.26    1.07   13.61
Diversified Strategy(5)                         20.58  252.36   17.64  253.67   19.28         0.65    1.47   30.83
Companies Issuing Dividends(47)                 19.55  198.31   19.92  201.93   20.10         0.52    1.74   33.07
Companies Without Dividends(11)                 13.22  167.89   22.96  168.77   14.03         0.00    0.00    0.00
Equity/Assets less than 6%(4)                   16.91  302.78   16.39  307.33   18.60         0.45    1.12   16.85
Equity/Assets 6-12%(40)                         18.32  202.99   17.96  206.29   18.61         0.45    1.46   27.32
Equity/Assets greater than 12%(14)              21.81  142.82   27.99  145.71   22.55         0.34    1.38   26.87
Converted Last 3 Mths (no MHC)(1)                0.00  138.46   26.96  138.46    0.00         0.00    0.00    0.00
Actively Traded Companies(17)                   17.27  212.29   20.03  217.90   18.05         0.65    1.67   28.95
Market Value Below $20 Million(2)               14.92  146.44   13.42  147.69   18.51         0.00    0.00    0.00
Holding Company Structure(46)                   18.46  183.06   21.32  185.23   19.22         0.41    1.39   25.69
Assets Over $1 Billion(17)                      21.35  208.56   22.17  211.90   21.74         0.60    1.50   32.11
Assets $500 Million-$1 Billion(15)              16.81  203.38   18.09  208.52   15.86         0.44    1.34   23.54
Assets $250-$500 Million(11)                    17.92  187.09   20.15  191.47   18.60         0.30    1.42   26.09
Assets less than $250 Million(15)               18.77  172.97   20.70  174.70   20.09         0.31    1.37   23.45
Goodwill Companies(31)                          18.53  201.13   18.22  207.62   19.73         0.46    1.35   25.07
Non-Goodwill Companies(27)                      19.18  183.21   22.85  183.21   19.07         0.39    1.49   28.16


(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized
(3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.
(6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                              Exhibit 1 (continued)
                      Weekly Thrift Market Line - Part Two
                           Prices As Of March 27, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/ -----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs   Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(19)                     12.00    11.85    0.80    7.16    2.56       0.77    6.78       0.54  152.71    0.73
BIF-Insured Thrifts(3)                       10.33     9.39    1.07   11.06    3.48       0.78    7.73       0.93   94.96    1.13
NASDAQ Listed OTC Companies(22)              11.79    11.54    0.84    7.65    2.67       0.77    6.90       0.59  145.49    0.78
Florida Companies(2)                          9.75     9.72    0.72    7.22    2.93       0.64    6.39       0.41   70.12    0.44
Mid-Atlantic Companies(11)                   12.02    11.61    0.80    7.27    2.35       0.78    6.99       0.70  117.79    0.87
Mid-West Companies(5)                        13.06    13.05    0.89    7.16    2.93       0.84    6.66       0.41  243.41    0.54
New England Companies(2)                      8.68     8.63    1.18   13.88    3.97       0.68    8.00       0.68  153.86    1.57
Thrift Strategy(20)                          12.27    12.06    0.81    6.97    2.63       0.78    6.65       0.58  150.78    0.71
Mortgage Banker Strategy(1)                   8.12     7.24    0.89   10.88    2.00       0.76    9.24       0.62   63.10    0.94
Diversified Strategy(1)                       8.68     8.63    1.18   13.88    3.97       0.68    8.00       0.68  153.86    1.57
Companies Issuing Dividends(21)              11.79    11.54    0.84    7.65    2.67       0.77    6.90       0.59  145.49    0.78
Equity/Assets 6-12%(15)                       9.84     9.52    0.78    8.09    2.63       0.69    7.07       0.68   85.64    0.77
Equity/Assets greater than 12%(7)            17.62    17.62    1.02    6.33    2.80       1.03    6.38       0.33  325.04    0.81
Holding Company Structure(3)                 10.73     9.82    0.85    8.15    2.89       0.78    7.48       0.81   59.64    0.57
Assets Over $1 Billion(6)                     8.56     8.06    0.92   10.51    2.87       0.74    8.40       0.61   88.80    0.91
Assets $500 Million-$1 Billion(2)            11.28    11.28    0.77    6.80    2.74       0.71    6.29       0.42   88.29    0.59
Assets $250-$500 Million(6)                  11.54    11.52    0.88    7.81    2.78       0.86    7.59       0.55  192.81    0.56
Assets less than $250 Million(8)             13.85    13.58    0.78    6.04    2.49       0.75    5.72       0.63  159.02    0.85
Goodwill Companies(8)                         9.18     8.53    0.89    9.83    3.00       0.76    8.24       0.63   97.85    0.80
Non-Goodwill Companies(14)                   13.35    13.35    0.80    6.34    2.47       0.78    6.09       0.57  174.07    0.76
MHC Institutions(22)                         11.79    11.54    0.84    7.65    2.67       0.77    6.90       0.59  145.49    0.78

                                                         Pricing Ratios                      Dividend Data(6)
                                            -----------------------------------------     ------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       ------- ------- ------- ------- ---------     ------- ------- --------
                                               (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
Market Averages. MHC Institutions
---------------------------------

SAIF-Insured Thrifts(19)                      28.15  233.76   30.79  234.06   29.13         0.45    1.77   53.56
BIF-Insured Thrifts(3)                        25.17  294.75   29.91  319.18    0.00         0.48    1.47   40.79
NASDAQ Listed OTC Companies(22)               26.66  243.14   30.68  247.15   29.13         0.46    1.73   51.24
Florida Companies(2)                           0.00  237.90   23.23  238.65    0.00         0.90    2.69    0.00
Mid-Atlantic Companies(11)                     0.00  231.79   33.01  239.65    0.00         0.28    1.28   48.61
Mid-West Companies(5)                         28.15  241.74   29.71  242.19   29.13         0.55    2.19   57.66
New England Companies(2)                      25.17  327.30   28.40  329.00    0.00         0.76    2.00   50.33
Thrift Strategy(20)                           28.15  236.13   30.12  240.33   29.13         0.45    1.78   52.42
Mortgage Banker Strategy(1)                    0.00    0.00   40.68    0.00    0.00         0.22    0.83   41.51
Diversified Strategy(1)                       25.17  327.30   28.40  329.00    0.00         0.76    2.00   50.33
Companies Issuing Dividends(21)               26.66  243.14   30.68  247.15   29.13         0.46    1.73   51.24
Equity/Assets 6-12%(15)                       26.66  261.32   29.09  267.11   29.13         0.45    1.54   49.97
Equity/Assets greater than 12%(7)              0.00  202.25   35.44  202.25    0.00         0.48    2.30   56.92
Holding Company Structure(3)                   0.00  271.02   28.98  294.60    0.00         0.41    1.50   52.53
Assets Over $1 Billion(6)                     25.17  281.24   31.04  282.84    0.00         0.51    1.70   43.62
Assets $500 Million-$1 Billion(2)              0.00  240.63   27.15  240.63    0.00         0.90    2.34    0.00
Assets $250-$500 Million(6)                   28.15  253.15   32.32  253.75   29.13         0.51    1.76   57.40
Assets less than $250 Million(8)               0.00  228.32   30.03  235.06    0.00         0.33    1.65   52.11
Goodwill Companies(8)                         26.66  264.57   29.37  277.61   29.13         0.45    1.52   40.49
Non-Goodwill Companies(14)                     0.00  233.61   31.46  233.61    0.00         0.46    1.85   60.19
MHC Institutions(22)                          26.66  243.14   30.68  247.15   29.13         0.46    1.73   51.24

(1) Average of high/low or bid/ask price per share.
(2) Or since offering price if converted or first listed in 1994 or 1995. Percent change figures are actual year-to-date and are not annualized (3) EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4) Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5) ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price. (6) Annualized, based on last regular quarterly cash dividend announcement.
(7) Indicated dividend as a percent of trailing twelve month earnings.
(8) Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

 * All thrifts are SAIF insured unless otherwise noted with an asterisk. Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source: Corporate reports and offering circulars for publicly traded companies, and RP Financial, Inc. calculations. The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                             Exhibit 1 (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of March 27, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA(8)          4.11     3.50    0.79   19.65    5.10       0.70   17.24       1.73   46.72    1.22
CFB   Commercial Federal Corp. of NE          6.38     5.75    0.97   15.98    5.80       0.95   15.67       0.84   80.01    0.90
DME   Dime Bancorp, Inc. of NY*               6.02     4.94    0.62   11.10    3.51       0.62   11.10       1.06   45.34    0.71
DSL   Downey Financial Corp. of CA            7.37     7.29    0.80   11.04    5.26       0.77   10.58       0.89   61.86    0.60
FED   FirstFed Fin. Corp. of CA               5.35     5.31    0.56   11.24    5.14       0.55   11.03       0.96  210.84    2.62
GSB   Golden State Bancorp of CA(8)           6.04     5.45    0.60   10.47    4.77       0.72   12.56       1.08   90.12    1.31
GDW   Golden West Fin. Corp. of CA            6.82     6.82    0.91   14.14    6.45       0.90   13.91       1.07   55.16    0.70
GPT   GreenPoint Fin. Corp. of NY*            9.70     5.29    1.11   10.83    4.94       1.08   10.52       2.90   28.75    1.22
JSB   JSB Financial, Inc. of NY*             23.21    23.21    1.92    8.59    5.38       1.71    7.64        NA      NA     0.58
NYB   New York Bancorp, Inc. of NY(8)         5.46     5.46    1.65   31.75    5.39       1.68   32.39       0.86   66.31    0.91
OCN   Ocwen Financial Corp. of FL            13.68    13.16    2.82   26.05    4.52       0.80    7.41       6.19   14.31    1.43
SIB   Staten Island Bancorp of NY*           25.87    25.17    0.70    5.11    1.52       1.53   11.18       0.83   71.34    1.43
WES   Westcorp Inc. of Orange CA              9.35     9.33    1.03   11.08    7.22      -0.21   -2.22       0.70  129.53    1.81


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA         16.95    16.95    0.98    5.64    4.41       0.95    5.46       0.50  201.03    1.32
ANE   Alliance Bancorp of NE, of CT*          7.61     7.39    0.84   11.87    5.86       0.59    8.30       1.60   75.91    1.91
BKC   American Bank of Waterbury CT*          9.01     8.72    1.32   15.52    5.90       1.14   13.44       2.11   41.86    1.54
BFD   BostonFed Bancorp of MA                 8.37     8.06    0.76    8.43    5.82       0.67    7.50       0.18  371.41    0.82
CFX   CFX Corp of Keene NH(8)*                8.55     8.25    0.61    7.38    1.75       0.99   11.95       0.59  128.94    1.06
CNY   Carver Bancorp, Inc. of NY              8.48     8.16   -0.11   -1.33   -1.33       0.02    0.20       1.67   41.11    1.15
CBK   Citizens First Fin.Corp. of IL         13.88    13.88    0.70    4.87    3.70       0.47    3.27       0.69   44.35    0.36
EBI   Equality Bancorp, Inc. of MO           11.18    11.18    0.53    7.30    2.98       0.12    1.59       0.39   31.69    0.25
ESX   Essex Bancorp of Norfolk VA(8)          0.02    -0.08    0.12     NM     4.00       0.10     NM        2.11   51.58    1.27
FCB   Falmouth Bancorp, Inc. of MA*          23.94    23.94    0.98    4.06    2.72       0.83    3.42        NA      NA     0.83
FAB   FirstFed America Bancorp of MA         11.17    11.17    0.17    1.58    0.96       0.53    4.99       0.35  263.67    1.19
GAF   GA Financial Corp. of PA               14.82    14.67    1.14    7.12    5.20       1.08    6.72       0.22   76.28    0.43
HBS   Haywood Bancshares, Inc. of NC*        14.45    13.98    1.28    8.84    6.70       1.28    8.84       0.54   89.14    0.64
KNK   Kankakee Bancorp, Inc. of IL           11.01    10.38    0.88    8.04    5.95       0.86    7.86       1.27   49.02    0.88
KYF   Kentucky First Bancorp of KY           17.03    17.03    1.14    6.80    5.45       1.12    6.71       0.13  348.65    0.77
MBB   MSB Bancorp of Middletown NY(8)*        8.23     4.39    0.53    7.06    4.12       0.40    5.29       0.78   39.12    0.63
NBN   Northeast Bancorp of ME*                7.54     6.80    0.60    8.33    3.89       0.58    8.10       1.24   80.05    1.21
PDB   Piedmont Bancorp, Inc. of NC           16.19    16.19    1.19    7.28    5.08       1.19    7.28       1.29   52.20    0.81
SSB   Scotland Bancorp, Inc. of NC           24.07    24.07    1.67    5.26    5.80       1.67    5.26        NA      NA     0.57
SZB   SouthFirst Bancshares of AL             9.67     9.43    0.56    4.44    2.86       0.57    4.51       1.28   37.22    0.78
SRN   Southern Banc Company of AL            17.08    16.93    0.48    2.77    2.45       0.48    2.77        NA      NA     0.19
SSM   Stone Street Bancorp of NC             28.74    28.74    1.45    4.58    3.90       1.45    4.58       0.27  193.22    0.61
TSH   Teche Holding Company of LA            13.54    13.54    0.97    7.28    5.08       0.93    6.95       0.38  215.27    0.97
FTF   Texarkana Fst. Fin. Corp of AR         15.15    15.15    1.76   11.23    6.14       1.72   10.97       0.17  377.18    0.76
THR   Three Rivers Fin. Corp. of MI          13.77    13.72    0.90    6.47    4.66       0.85    6.08       1.08   47.87    0.80
WSB   Washington SB, FSB of MD                8.51     8.51    0.88   10.51    6.40       0.52    6.26        NA      NA     0.96
WFI   Winton Financial Corp. of OH            7.17     7.03    1.05   14.68    5.53       0.86   12.03       0.25  100.24    0.29


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN             8.98     8.82    0.75    8.89    6.96       0.49    5.79       1.48   31.23    0.63
FBER  1st Bergen Bancorp of NJ               13.52    13.52    0.78    5.27    3.75       0.78    5.27       0.75  140.88    2.34
AFED  AFSALA Bancorp, Inc. of NY             12.52    12.52    0.79    5.91    4.40       0.79    5.91       0.30  234.30    1.46
ALBK  ALBANK Fin. Corp. of Albany NY          8.81     6.84    1.18   12.94    6.60       1.17   12.87       0.88   81.33    1.02
AMFC  AMB Financial Corp. of IN              14.77    14.77    1.07    6.93    6.14       0.68    4.38        NA      NA     0.53
ASBP  ASB Financial Corp. of OH              15.47    15.47    0.92    5.85    4.35       0.92    5.85       0.91   78.25    1.03
ABBK  Abington Bancorp of MA*                 6.83     6.21    0.87   12.53    5.71       0.77   11.06       0.18  233.13    0.68
AABC  Access Anytime Bancorp of NM            8.65     8.65    1.44   22.38   10.50       1.34   20.78       1.58   31.35    0.95

                                                         Pricing Ratios                      Dividend Data(6)
                                             -----------------------------------------   -----------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       ------- ------- ------- ------- ----------   ------- ------- -------
                                              (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NYSE Traded Companies
---------------------
AHM   Ahmanson and Co. H.F. of CA(8)          19.62     NM    15.98     NM    22.36         0.88    1.10   21.57
CFB   Commercial Federal Corp. of NE          17.25  256.47   16.35  284.38   17.59         0.22    0.61   10.53
DME   Dime Bancorp, Inc. of NY*               28.51  264.96   15.95  322.98   28.51         0.16    0.53   15.24
DSL   Downey Financial Corp. of CA            19.01  199.81   14.73  202.20   19.83         0.32    1.00   18.93
FED   FirstFed Fin. Corp. of CA               19.44  201.43   10.79  203.07   19.80         0.00    0.00    0.00
GSB   Golden State Bancorp of CA(8)           20.95  204.38   12.33  226.48   17.45         0.00    0.00    0.00
GDW   Golden West Fin. Corp. of CA            15.51  203.70   13.88  203.70   15.76         0.50    0.52    8.05
GPT   GreenPoint Fin. Corp. of NY*            20.26  235.00   22.80     NM    20.86         0.64    1.82   36.78
JSB   JSB Financial, Inc. of NY*              18.58  153.50   35.64  153.50   20.91         1.60    2.91   54.05
NYB   New York Bancorp, Inc. of NY(8)         18.55     NM    30.09     NM    18.18         0.60    1.30   24.19
OCN   Ocwen Financial Corp. of FL             22.12     NM    56.74     NM      NM          0.00    0.00    0.00
SIB   Staten Island Bancorp of NY*              NM   138.16   35.74  141.99     NM          0.00    0.00    0.00
WES   Westcorp Inc. of Orange CA              13.84  146.04   13.66  146.37     NM          0.40    2.06   28.57


AMEX Traded Companies
---------------------
ANA   Acadiana Bancshares, Inc of LA          22.68  127.76   21.65  127.76   23.40         0.44    2.00   45.36
ANE   Alliance Bancorp of NE, of CT*          17.07  182.77   13.90  188.00   24.42         0.20    0.95   16.26
BKC   American Bank of Waterbury CT*          16.96  233.68   21.07  241.57   19.59         1.52    2.62   44.44
BFD   BostonFed Bancorp of MA                 17.19  148.85   12.46  154.49   19.30         0.28    1.27   21.88
CFX   CFX Corp of Keene NH(8)*                  NM   308.52   26.38  319.80     NM          0.44    1.40     NM
CNY   Carver Bancorp, Inc. of NY                NM    98.43    8.35  102.32     NM          0.00    0.00     NM
CBK   Citizens First Fin.Corp. of IL          27.06  134.97   18.73  134.97     NM          0.00    0.00    0.00
EBI   Equality Bancorp, Inc. of MO              NM   149.76   16.74  149.76     NM          0.24    1.55   52.17
ESX   Essex Bancorp of Norfolk VA(8)          25.00     NM     2.76     NM    27.78         0.00    0.00    0.00
FCB   Falmouth Bancorp, Inc. of MA*             NM   144.11   34.50  144.11     NM          0.24    1.04   38.10
FAB   FirstFed America Bancorp of MA            NM   140.42   15.68  140.42     NM          0.00    0.00    0.00
GAF   GA Financial Corp. of PA                19.21  137.87   20.43  139.26   20.34         0.48    2.31   44.44
HBS   Haywood Bancshares, Inc. of NC*         14.92  126.16   18.23  130.42   14.92         0.60    2.68   40.00
KNK   Kankakee Bancorp, Inc. of IL            16.82  134.20   14.78  142.36   17.21         0.48    1.30   21.82
KYF   Kentucky First Bancorp of KY            18.35  124.82   21.25  124.82   18.59         0.50    3.54   64.94
MBB   MSB Bancorp of Middletown NY(8)*        24.26  164.64   13.55  308.88     NM          0.56    1.52   36.84
NBN   Northeast Bancorp of ME*                25.71  190.27   14.36  211.02   26.47         0.21    1.17   30.00
PDB   Piedmont Bancorp, Inc. of NC            19.69  138.77   22.46  138.77   19.69         0.40    3.76   74.07
SSB   Scotland Bancorp, Inc. of NC            17.24  129.37   31.13  129.37   17.24         0.20    2.00   34.48
SZB   SouthFirst Bancshares of AL               NM   134.23   12.98  137.67     NM          0.60    2.73     NM
SRN   Southern Banc Company of AL               NM   113.64   19.41  114.65     NM          0.35    2.09     NM
SSM   Stone Street Bancorp of NC              25.62  126.76   36.44  126.76   25.62         0.46    2.22   56.79
TSH   Teche Holding Company of LA             19.69  138.28   18.72  138.28   20.60         0.50    2.25   44.25
FTF   Texarkana Fst. Fin. Corp of AR          16.28  180.41   27.34  180.41   16.67         0.56    2.00   32.56
THR   Three Rivers Fin. Corp. of MI           21.44  136.39   18.77  136.82   22.81         0.44    2.05   44.00
WSB   Washington SB, FSB of MD                15.63  158.48   13.49  158.48   26.23         0.10    1.23   19.23
WFI   Winton Financial Corp. of OH            18.09  251.12   18.01  256.20   22.07         0.50    1.72   31.06


NASDAQ Listed OTC Companies
---------------------------
FBCV  1st Bancorp of Vincennes IN             14.36  123.34   11.07  125.54   22.03         0.27    1.04   14.92
FBER  1st Bergen Bancorp of NJ                26.69  144.06   19.48  144.06   26.69         0.20    1.01   27.03
AFED  AFSALA Bancorp, Inc. of NY              22.75  139.46   17.46  139.46   22.75         0.28    1.38   31.46
ALBK  ALBANK Fin. Corp. of Albany NY          15.14  182.63   16.08  235.12   15.23         0.72    1.42   21.43
AMFC  AMB Financial Corp. of IN               16.27  112.60   16.63  112.60   25.75         0.28    1.62   26.42
ASBP  ASB Financial Corp. of OH               22.98  134.56   20.81  134.56   22.98         0.40    2.81   64.52
ABBK  Abington Bancorp of MA*                 17.50  210.21   14.36  231.02   19.81         0.20    0.95   16.67
AABC  Access Anytime Bancorp of NM             9.52  159.79   13.82  159.79   10.26         0.00    0.00    0.00

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                             Exhibit 1 (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of March 27, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
AFBC  Advance Fin. Bancorp of WV             15.22    15.22    0.87    5.65    4.31       0.84    5.45       1.10   27.69    0.35
AADV  Advantage Bancorp, Inc. of WI(8)       10.02     9.48    1.12   12.13    5.16       0.99   10.64       0.47  121.57    1.05
AFCB  Affiliated Comm BC, Inc of MA(8)        9.79     9.74    1.08   11.08    4.77       1.05   10.71       0.39  192.06    1.21
ALBC  Albion Banc Corp. of Albion NY          8.57     8.57    0.50    5.58    4.29       0.49    5.45       0.12  321.43    0.53
ABCL  Alliance Bancorp, Inc. of IL            9.60     9.49    0.84    9.10    4.49       0.93   10.10       0.27  147.57    0.56
AHCI  Ambanc Holding Co., Inc. of NY*        11.99    11.99    0.56    4.49    3.37       0.45    3.65       0.66  112.17    1.34
ASBI  Ameriana Bancorp of IN                 11.36    11.36    0.91    8.24    5.33       0.80    7.21        NA      NA     0.39
ABCW  Anchor Bancorp Wisconsin of WI          6.64     6.54    1.04   16.41    4.92       0.96   15.14       0.97  117.38    1.42
ANDB  Andover Bancorp, Inc. of MA*            8.10     8.10    1.06   13.09    6.30       1.03   12.78       0.62  151.68    1.27
ASFC  Astoria Financial Corp. of NY           8.07     5.61    0.82   10.37    4.10       0.76    9.64       0.56   67.77    0.92
AVND  Avondale Fin. Corp. of IL               8.48     8.48   -2.10  -23.98  -23.68      -1.78  -20.34       1.35   86.34    2.56
BKCT  Bancorp Connecticut of CT*             10.60    10.60    1.39   13.29    5.80       1.23   11.80       0.91  131.37    2.04
BPLS  Bank Plus Corp. of CA                   4.35     3.96    0.34    7.31    4.30       0.39    8.21       1.66   72.86    1.76
BNKU  Bank United Corp. of TX                 4.89     4.77    0.69   13.68    5.14       0.60   12.00       0.68   41.06    0.36
BWFC  Bank West Fin. Corp. of MI             13.66    13.66    0.72    4.94    3.04       0.54    3.67       0.48   32.03    0.22
BANC  BankAtlantic Bancorp of FL              5.51     4.56    1.04   18.21    7.31       0.55    9.62       1.10   84.73    1.35
BKUNA BankUnited Fin. Corp. of FL             4.28     3.80    0.28    6.95    2.69       0.21    5.30       0.37   37.97    0.16
BVCC  Bay View Capital Corp. of CA            5.35     4.44    0.44    7.40    3.36       0.60   10.08       0.51  230.25    1.59
FSNJ  Bayonne Banchsares of NJ               15.76    15.76    0.46    3.99    2.05       0.65    5.73       1.01   48.09    1.27
BFSB  Bedford Bancshares, Inc. of VA         14.52    14.52    1.21    8.45    5.07       1.20    8.39       0.54   96.46    0.60
BFFC  Big Foot Fin. Corp. of IL              17.53    17.53    0.60    3.46    2.43       0.53    3.05       0.09  150.75    0.30
BYFC  Broadway Fin. Corp. of CA               9.84     9.84    0.29    2.75    3.36       0.33    3.14       1.62   52.84    1.02
BRKL  Brookline Bncp MHC (47.0)of MA(8)      17.16    17.16    0.78    4.56    2.38       0.78    4.56       1.27  145.63    2.56
CBES  CBES Bancorp, Inc. of MO               15.78    15.78    1.10    6.32    4.54       0.96    5.50       0.54   90.67    0.54
CCFH  CCF Holding Company of GA               9.39     9.39    0.13    1.11    0.70      -0.22   -1.85       0.50  106.86    0.68
CENF  CENFED Financial Corp. of CA(8)         6.14     6.13    0.61   11.27    4.99       0.55   10.15        NA      NA     1.12
CFSB  CFSB Bancorp of Lansing MI              7.92     7.92    1.26   16.41    4.79       1.18   15.36       0.11  526.14    0.62
CKFB  CKF Bancorp of Danville KY             21.89    21.89    1.84    7.78    6.45       1.38    5.85       0.47   42.66    0.22
CNSB  CNS Bancorp, Inc. of MO                24.43    24.43    0.88    3.56    2.85       0.88    3.56       0.13  293.18    0.58
CSBF  CSB Financial Group Inc of IL          24.00    22.65    0.50    2.01    2.11       0.43    1.73       0.69   52.91    0.63
CBCI  Calumet Bancorp of Chicago IL          16.77    16.77    1.61   10.01    7.06       1.62   10.09       1.64   76.23    1.58
CAFI  Camco Fin. Corp. of OH                  9.41     8.73    1.15   11.99    6.45       0.93    9.73       0.48   53.21    0.30
CMRN  Cameron Fin. Corp. of MO               21.43    21.43    1.18    5.29    4.59       1.17    5.23       0.98   82.65    0.94
CAPS  Capital Savings Bancorp of MO(8)        9.43     9.43    0.98   11.06    5.43       0.95   10.62       0.41   78.85    0.40
CFNC  Carolina Fincorp of NC*                22.71    22.71    1.22    5.24    4.10       1.17    5.02       0.10  365.18    0.50
CASB  Cascade Financial Corp. of WA           6.93     6.93    0.66   10.21    4.93       0.64    9.93       0.35  274.48    1.13
CATB  Catskill Fin. Corp. of NY*             24.32    24.32    1.34    5.20    4.57       1.34    5.20       0.35  184.75    1.49
CAVB  Cavalry Bancorp of TN                  27.23    27.23    1.33    4.87    2.44       1.33    4.87       0.02     NA     1.02
CNIT  Cenit Bancorp of Norfolk VA             6.95     6.36    0.80   11.30    4.40       0.74   10.50       0.52  103.38    0.77
CEBK  Central Co-Op. Bank of MA*              9.90     8.91    0.87    8.69    4.58       0.83    8.22       0.42  185.68    1.08
CENB  Century Bancorp, Inc. of NC(8)         30.15    30.15    1.61    5.35    3.45       1.62    5.37       0.58   93.95    0.84
CBSB  Charter Financial Inc. of IL(8)        15.54    13.92    1.36    9.12    3.68       1.50   10.06       0.62   90.95    0.76
COFI  Charter One Financial of OH             6.97     6.51    0.81   11.85    2.95       1.19   17.33       0.38  150.61    0.89
CVAL  Chester Valley Bancorp of PA            8.81     8.81    1.00   11.61    4.03       0.96   11.05       0.25  385.96    1.15
CTZN  CitFed Bancorp of Dayton OH(8)          6.06     5.54    0.87   13.86    3.79       0.87   13.86       0.37  143.60    1.01
CLAS  Classic Bancshares, Inc. of KY         14.88    12.64    0.81    5.53    3.81       0.95    6.47       0.42  148.74    0.92
CBSA  Coastal Bancorp of Houston TX           3.60     3.06    0.40   11.64    6.84       0.39   11.54       0.72   35.48    0.58
CFCP  Coastal Fin. Corp. of SC                5.98     5.98    1.22   19.67    5.70       1.03   16.52       0.59  151.67    1.20
CMSB  Commonwealth Bancorp Inc of PA          9.47     7.48    0.73    7.51    4.62       0.56    5.72       0.42   94.35    0.69
CMSV  Commty. Svgs, MHC of FL (48.5)         11.28    11.28    0.77    6.80    2.74       0.71    6.29       0.42   88.29    0.59
CFTP  Community Fed. Bancorp of MS           26.46    26.46    1.32    4.49    3.30       1.32    4.49       0.49   53.05    0.45
CFFC  Community Fin. Corp. of VA             13.63    13.58    1.06    7.80    4.63       1.08    7.91       0.44  129.75    0.65
CFBC  Community First Bnkg Co. of GA         17.80    17.57    0.59    6.09    2.04       0.59    6.09       2.19   25.76    0.75
CIBI  Community Inv. Bancorp of OH           11.58    11.58    0.97    8.30    5.75       0.97    8.30       0.65   82.39    0.62
COOP  Cooperative Bancshares of NC            7.66     7.66    0.63    8.32    3.75       0.62    8.21       0.17  142.58    0.30
CRZY  Crazy Woman Creek Bncorp of WY         23.63    23.63    1.28    4.92    4.41       1.30    4.99       0.18  237.50    0.92

                                                         Pricing Ratios                      Dividend Data(6)
                                             -----------------------------------------   -----------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       ------- ------- ------- ------- ----------   ------- ------- -------
                                              (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
AFBC  Advance Fin. Bancorp of WV              23.21  128.54   19.57  128.54   24.07         0.32    1.64   38.10
AADV  Advantage Bancorp, Inc. of WI(8)        19.40  217.84   21.83  230.37   22.12         0.40    0.58   11.20
AFCB  Affiliated Comm BC, Inc of MA(8)        20.95  219.39   21.47  220.53   21.66         0.60    1.57   32.97
ALBC  Albion Banc Corp. of Albion NY          23.30  126.70   10.86  126.70   23.84         0.11    1.07   25.00
ABCL  Alliance Bancorp, Inc. of IL            22.27  174.63   16.76  176.69   20.07         0.44    1.54   34.38
AHCI  Ambanc Holding Co., Inc. of NY*         29.69  133.71   16.03  133.71     NM          0.24    1.26   37.50
ASBI  Ameriana Bancorp of IN                  18.75  152.84   17.37  152.84   21.43         0.64    3.05   57.14
ABCW  Anchor Bancorp Wisconsin of WI          20.34  314.04   20.87  319.19   22.04         0.32    0.72   14.55
ANDB  Andover Bancorp, Inc. of MA*            15.87  196.09   15.87  196.09   16.25         0.76    1.87   29.69
ASFC  Astoria Financial Corp. of NY           24.41  192.78   15.55  277.04   26.26         0.80    1.28   31.25
AVND  Avondale Fin. Corp. of IL                 NM   114.82    9.74  114.82     NM          0.00    0.00     NM
BKCT  Bancorp Connecticut of CT*              17.24  216.92   22.99  216.92   19.42         0.52    2.60   44.83
BPLS  Bank Plus Corp. of CA                   23.28  161.65    7.03  177.37   20.73         0.00    0.00    0.00
BNKU  Bank United Corp. of TX                 19.44  252.71   12.36  259.40   22.17         0.64    1.31   25.40
BWFC  Bank West Fin. Corp. of MI                NM   160.02   21.86  160.02     NM          0.24    1.70   55.81
BANC  BankAtlantic Bancorp of FL              13.68  238.49   13.13  287.70   25.89         0.13    0.90   12.26
BKUNA BankUnited Fin. Corp. of FL               NM   154.76    6.63  174.44     NM          0.00    0.00    0.00
BVCC  Bay View Capital Corp. of CA            29.74  239.75   12.83  288.94   21.84         0.40    1.16   34.48
FSNJ  Bayonne Banchsares of NJ                  NM   137.63   21.68  137.63     NM          0.17    1.16   56.67
BFSB  Bedford Bancshares, Inc. of VA          19.72  160.83   23.36  160.83   19.86         0.56    2.00   39.44
BFFC  Big Foot Fin. Corp. of IL                 NM   139.17   24.40  139.17     NM          0.00    0.00    0.00
BYFC  Broadway Fin. Corp. of CA               29.76   84.63    8.33   84.63   26.04         0.20    1.60   47.62
BRKL  Brookline Bncp MHC (47.0)of MA(8)         NM   191.36   32.84  191.36     NM          0.00    0.00    0.00
CBES  CBES Bancorp, Inc. of MO                22.02  139.86   22.07  139.86   25.26         0.40    1.67   36.70
CCFH  CCF Holding Company of GA                 NM   164.75   15.48  164.75     NM          0.64    2.98     NM
CENF  CENFED Financial Corp. of CA(8)         20.06  204.30   12.54  204.66   22.29         0.36    0.78   15.65
CFSB  CFSB Bancorp of Lansing MI              20.89  329.39   26.09  329.39   22.33         0.52    1.78   37.14
CKFB  CKF Bancorp of Danville KY              15.50  126.02   27.58  126.02   20.62         0.50    2.50   38.76
CNSB  CNS Bancorp, Inc. of MO                   NM   126.12   30.82  126.12     NM          0.24    1.32   46.15
CSBF  CSB Financial Group Inc of IL             NM    99.13   23.80  105.04     NM          0.00    0.00    0.00
CBCI  Calumet Bancorp of Chicago IL           14.17  138.57   23.24  138.57   14.06         0.00    0.00    0.00
CAFI  Camco Fin. Corp. of OH                  15.50  178.25   16.77  192.14   19.11         0.56    2.06   32.00
CMRN  Cameron Fin. Corp. of MO                21.81  116.08   24.88  116.08   22.04         0.28    1.37   29.79
CAPS  Capital Savings Bancorp of MO(8)        18.40  190.40   17.96  190.40   19.17         0.24    1.04   19.20
CFNC  Carolina Fincorp of NC*                 24.40  126.67   28.77  126.67   25.44         0.24    1.35   32.88
CASB  Cascade Financial Corp. of WA           20.27  173.81   12.05  173.81   20.83         0.00    0.00    0.00
CATB  Catskill Fin. Corp. of NY*              21.88  115.89   28.19  115.89   21.88         0.32    1.78   39.02
CAVB  Cavalry Bancorp of TN                     NM   199.52   54.32  199.52     NM          0.00    0.00    0.00
CNIT  Cenit Bancorp of Norfolk VA             22.75  261.72   18.18  285.77   24.49         1.20    1.56   35.40
CEBK  Central Co-Op. Bank of MA*              21.81  180.06   17.82  199.88   23.05         0.32    0.98   21.48
CENB  Century Bancorp, Inc. of NC(8)          29.00  153.12   46.16  153.12   28.93         2.00    1.72   50.00
CBSB  Charter Financial Inc. of IL(8)         27.18  240.52   37.39  268.63   24.64         0.32    0.93   25.40
COFI  Charter One Financial of OH               NM   310.20   21.61  331.91   23.22         1.00    1.50   50.76
CVAL  Chester Valley Bancorp of PA            24.83  272.11   23.98  272.11   26.09         0.44    1.22   30.34
CTZN  CitFed Bancorp of Dayton OH(8)          26.37  343.12   20.81     NM    26.37         0.36    0.65   17.14
CLAS  Classic Bancshares, Inc. of KY          26.22  142.10   21.14  167.32   22.40         0.28    1.30   34.15
CBSA  Coastal Bancorp of Houston TX           14.61  161.25    5.81  189.71   14.74         0.48    1.42   20.78
CFCP  Coastal Fin. Corp. of SC                17.56  319.00   19.06  319.00   20.91         0.36    1.57   27.48
CMSB  Commonwealth Bancorp Inc of PA          21.66  165.51   15.67  209.58   28.42         0.32    1.46   31.68
CMSV  Commty. Svgs, MHC of FL (48.5)            NM   240.63   27.15  240.63     NM          0.90    2.34     NM
CFTP  Community Fed. Bancorp of MS              NM   141.55   37.45  141.55     NM          0.32    1.73   52.46
CFFC  Community Fin. Corp. of VA              21.58  161.37   22.00  162.04   21.28         0.28    1.78   38.36
CFBC  Community First Bnkg Co. of GA            NM   161.51   28.75  163.71     NM          0.60    1.28   62.50
CIBI  Community Inv. Bancorp of OH            17.40  144.19   16.70  144.19   17.40         0.32    1.80   31.37
COOP  Cooperative Bancshares of NC            26.67  210.97   16.17  210.97   27.03         0.00    0.00    0.00
CRZY  Crazy Woman Creek Bncorp of WY          22.67  113.03   26.71  113.03   22.37         0.40    2.35   53.33

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700

                             Exhibit 1 (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of March 27, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
DNFC  D&N Financial Corp. of MI               5.40     5.35    0.87   15.65    5.61       0.78   14.06       0.29  199.00    0.80
DCBI  Delphos Citizens Bancorp of OH         26.78    26.78    1.69    6.10    4.54       1.69    6.10       0.35   29.22    0.13
DIME  Dime Community Bancorp of NY*          12.51    10.82    0.89    6.05    3.88       0.85    5.80       0.53  145.69    1.36
DIBK  Dime Financial Corp. of CT*             8.27     8.05    1.94   23.88    8.76       1.92   23.73       0.30  433.25    3.30
EGLB  Eagle BancGroup of IL                  11.87    11.87    0.29    2.43    2.04       0.21    1.75       1.36   40.27    0.76
EBSI  Eagle Bancshares of Tucker GA           7.83     7.83    0.66    8.05    3.76       0.67    8.14       1.18   56.90    0.92
EGFC  Eagle Financial Corp. of CT(8)          7.06     5.73    0.42    5.96    1.97       0.55    7.88       0.52   87.45    0.86
ETFS  East Texas Fin. Serv. of TX            17.47    17.47    0.63    3.46    3.21       0.59    3.24       0.33   68.42    0.45
ESBK  Elmira Svgs Bank (The) of NY*           6.32     6.32    0.39    6.11    4.03       0.42    6.57       0.70   90.95    0.82
EMLD  Emerald Financial Corp. of OH           8.03     7.92    1.03   13.43    5.69       0.98   12.76       0.47   57.48    0.35
EFBC  Empire Federal Bancorp of MT           36.37    36.37    1.47    3.98    3.47       1.47    3.98       0.05  357.14    0.45
EFBI  Enterprise Fed. Bancorp of OH          10.75    10.75    0.82    6.96    3.42       0.74    6.27       0.01     NA     0.32
EQSB  Equitable FSB of Wheaton MD             5.20     5.20    0.76   14.86    6.28       0.74   14.62       0.54   32.66    0.26
FCBF  FCB Fin. Corp. of Neenah WI            13.89    13.89    1.04    6.66    3.03       0.71    4.53       0.26  269.82    0.89
FFDF  FFD Financial Corp. of OH              24.06    24.06    1.82    7.45    4.90       0.87    3.56       0.05  642.86    0.42
FFLC  FFLC Bancorp of Leesburg FL            12.85    12.85    1.00    7.15    5.13       0.95    6.80       0.19  224.83    0.53
FFFC  FFVA Financial Corp. of VA(8)          13.70    13.43    1.15    8.57    3.61       1.36   10.16       0.11  530.28    1.02
FFWC  FFW Corporation of Wabash IN            9.57     8.73    1.03   10.52    6.53       1.00   10.26       0.31  120.30    0.56
FFYF  FFY Financial Corp. of OH              13.59    13.59    1.29    9.32    5.74       1.27    9.17       0.62   74.80    0.61
FMCO  FMS Financial Corp. of NJ               6.49     6.39    1.02   15.82    6.78       1.01   15.69       1.15   43.53    0.94
FFHH  FSF Financial Corp. of MN              10.91    10.91    0.83    7.18    5.20       0.82    7.11       0.22  102.41    0.32
FOBC  Fed One Bancorp of Wheeling WV(8)      11.07    10.60    0.92    8.13    3.77       0.91    8.01       0.36  111.94    0.88
FBCI  Fidelity Bancorp of Chicago IL         10.47    10.45    0.22    2.11    1.50       0.63    6.06        NA      NA     0.13
FSBI  Fidelity Bancorp, Inc. of PA            6.84     6.84    0.77   11.22    5.71       0.76   10.96       0.15  349.48    1.04
FFFL  Fidelity Bcsh MHC of FL (47.7)          8.21     8.15    0.67    7.64    3.13       0.57    6.49       0.40   51.95    0.28
FFED  Fidelity Fed. Bancorp of IN             7.28     7.28    0.73   12.79    5.82       0.68   11.87       0.35  240.48    1.01
FFOH  Fidelity Financial of OH               12.01    10.59    0.94    7.26    4.80       0.90    7.01       0.18  167.81    0.38
FIBC  Financial Bancorp, Inc. of NY           8.93     8.89    0.92    9.85    5.88       0.98   10.50       1.94   25.52    0.95
FBSI  First Bancshares, Inc. of MO           14.40    14.40    1.17    8.23    5.21       1.11    7.85       0.42   76.11    0.37
FBBC  First Bell Bancorp of PA               10.80    10.80    1.10   10.10    5.36       1.08    9.93       0.09  112.78    0.12
SKBO  First Carnegie MHC of PA(45.0)         17.20    17.20    0.64    4.58    2.05       0.71    5.13       0.78   47.72    0.85
FSTC  First Citizens Corp of GA              10.12     7.98    1.96   20.63    6.37       1.75   18.43       1.12   99.21    1.46
FCME  First Coastal Corp. of ME*             10.12    10.12    0.85    9.00    6.70       0.68    7.26       0.56  325.79    2.47
FFBA  First Colorado Bancorp of CO           13.46    13.18    1.30    9.81    4.10       1.25    9.39       0.15  201.71    0.40
FDEF  First Defiance Fin.Corp. of OH         18.43    18.43    0.96    4.71    4.13       0.95    4.63       0.33  140.92    0.60
FESX  First Essex Bancorp of MA*              7.60     6.68    0.83   11.19    5.42       0.74    9.97       0.54  164.26    1.47
FFSX  First FSB MHC Sxld of IA(46.1)          8.86     8.79    0.73    8.67    3.55       0.71    8.38       0.19  195.85    0.49
FFES  First Fed of E. Hartford CT             6.82     6.82    0.57    8.80    5.13       0.63    9.74       0.30   88.43    1.33
BDJI  First Fed. Bancorp. of MN              10.18    10.18    0.65    6.01    3.67       0.65    6.01       0.19  198.64    0.79
FFBH  First Fed. Bancshares of AR            14.89    14.89    1.06    6.78    3.96       1.01    6.48       0.96   23.38    0.29
FTFC  First Fed. Capital Corp. of WI          7.08     6.70    1.12   17.09    5.82       0.89   13.47       0.32  155.81    0.61
FFKY  First Fed. Fin. Corp. of KY            13.67    12.92    1.64   11.98    6.93       1.61   11.82       0.47   98.79    0.52
FFBZ  First Federal Bancorp of OH             7.61     7.60    0.97   12.68    4.90       0.97   12.68       0.64  149.74    1.10
FFCH  First Fin. Holdings Inc. of SC          6.44     6.44    0.87   14.13    4.06       0.85   13.80       1.35   48.83    0.82
FFHS  First Franklin Corp. of OH              9.21     9.16    0.74    8.28    5.41       0.68    7.58       0.58   76.37    0.66
FGHC  First Georgia Hold. Corp of GA          8.31     7.70    1.13   13.71    4.83       0.94   11.35       4.97   12.42    0.71
FSPG  First Home Bancorp of NJ(8)             6.95     6.85    0.91   13.59    5.49       0.89   13.28       0.78   85.83    1.29
FFSL  First Independence Corp. of KS         10.00    10.00    0.65    6.26    5.07       0.65    6.26       1.44   40.91    0.81
FISB  First Indiana Corp. of IN               9.48     9.38    1.16   12.17    5.19       0.93    9.83       1.38  100.34    1.63
FKFS  First Keystone Fin. Corp of PA          6.62     6.62    0.80   11.37    6.14       0.72   10.25       1.15   38.88    0.86
FLKY  First Lancaster Bncshrs of KY          28.51    28.51    1.16    3.62    3.48       1.16    3.62       3.49    8.62    0.34
FLFC  First Liberty Fin. Corp. of GA          7.59     6.90    0.76   10.21    3.59       0.78   10.54       1.00   96.64    1.37
CASH  First Midwest Fin., Inc. of OH         10.82     9.66    0.96    8.50    5.94       0.89    7.95       0.74   67.97    0.80
FMBD  First Mutual Bancorp Inc of IL         13.84    10.62    0.25    1.75    1.40       0.20    1.44       0.40   92.09    0.46
FMSB  First Mutual SB of Bellevue WA*         6.79     6.79    1.03   15.34    5.73       1.01   15.05       0.15  720.77    1.33
FNGB  First Northern Cap. Corp of WI         11.05    11.05    0.94    8.35    5.08       0.90    7.99       0.09  535.75    0.53

                                                         Pricing Ratios                      Dividend Data(6)
                                             -----------------------------------------   -----------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       ------- ------- ------- ------- ---------    ------- ------- -------
                                              (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
DNFC  D&N Financial Corp. of MI               17.83  259.74   14.03  262.17   19.86         0.20    0.71   12.74
DCBI  Delphos Citizens Bancorp of OH          22.04  138.23   37.02  138.23   22.04         0.24    1.17   25.81
DIME  Dime Community Bancorp of NY*           25.79  163.66   20.48  189.34   26.92         0.32    1.31   33.68
DIBK  Dime Financial Corp. of CT*             11.42  241.04   19.93  247.49   11.49         0.48    1.30   14.81
EGLB  Eagle BancGroup of IL                     NM   122.56   14.54  122.56     NM          0.00    0.00    0.00
EBSI  Eagle Bancshares of Tucker GA           26.56  199.22   15.61  199.22   26.29         0.60    2.35   62.50
EGFC  Eagle Financial Corp. of CT(8)            NM   255.56   18.04  315.14     NM          1.00    1.67     NM
ETFS  East Texas Fin. Serv. of TX               NM   107.42   18.76  107.42     NM          0.13    0.89   27.66
ESBK  Elmira Svgs Bank (The) of NY*           24.79  148.40    9.38  148.40   23.03         0.64    2.19   54.24
EMLD  Emerald Financial Corp. of OH           17.56  222.28   17.85  225.34   18.48         0.28    1.32   23.14
EFBC  Empire Federal Bancorp of MT            28.84  115.28   41.92  115.28   28.84         0.30    1.68   48.39
EFBI  Enterprise Fed. Bancorp of OH           29.28  199.26   21.43  199.39     NM          1.00    3.08     NM
EQSB  Equitable FSB of Wheaton MD             15.92  219.68   11.43  219.68   16.18         0.00    0.00    0.00
FCBF  FCB Fin. Corp. of Neenah WI               NM   175.53   24.38  175.53     NM          0.80    2.42     NM
FFDF  FFD Financial Corp. of OH               20.39  147.14   35.40  147.14     NM          0.30    1.33   27.03
FFLC  FFLC Bancorp of Leesburg FL             19.50  141.92   18.24  141.92   20.53         0.36    1.85   36.00
FFFC  FFVA Financial Corp. of VA(8)           27.68  223.60   30.62  227.94   23.34         0.60    1.55   42.86
FFWC  FFW Corporation of Wabash IN            15.32  149.72   14.33  164.22   15.70         0.36    1.89   29.03
FFYF  FFY Financial Corp. of OH               17.41  161.96   22.01  161.96   17.69         0.80    2.41   41.88
FMCO  FMS Financial Corp. of NJ               14.74  218.35   14.16  221.58   14.87         0.28    0.81   11.97
FFHH  FSF Financial Corp. of MN               19.23  137.17   14.97  137.17   19.42         0.50    2.50   48.08
FOBC  Fed One Bancorp of Wheeling WV(8)       26.55  212.87   23.56  222.24   26.95         0.62    1.70   45.26
FBCI  Fidelity Bancorp of Chicago IL            NM   138.58   14.51  138.81   23.17         0.40    1.58     NM
FSBI  Fidelity Bancorp, Inc. of PA            17.51  180.13   12.32  180.13   17.92         0.36    1.16   20.34
FFFL  Fidelity Bcsh MHC of FL (47.7)            NM   235.18   19.30  236.67     NM          0.90    3.03     NM
FFED  Fidelity Fed. Bancorp of IN             17.20  191.83   13.96  191.83   18.52         0.40    4.15   71.43
FFOH  Fidelity Financial of OH                20.84  157.79   18.95  178.97   21.58         0.32    1.77   36.78
FIBC  Financial Bancorp, Inc. of NY           16.99  161.49   14.42  162.20   15.95         0.50    1.92   32.68
FBSI  First Bancshares, Inc. of MO            19.19  155.08   22.33  155.08   20.12         0.10    0.61   11.63
FBBC  First Bell Bancorp of PA                18.65  192.95   20.84  192.95   18.97         0.40    1.85   34.48
SKBO  First Carnegie MHC of PA(45.0)            NM   186.22   32.02  186.22     NM          0.30    1.50   73.17
FSTC  First Citizens Corp of GA               15.70  273.50   27.68  346.87   17.58         0.32    0.95   14.88
FCME  First Coastal Corp. of ME*              14.92  127.34   12.88  127.34   18.51         0.00    0.00    0.00
FFBA  First Colorado Bancorp of CO            24.36  230.92   31.07  235.66   25.44         0.52    1.81   44.07
FDEF  First Defiance Fin.Corp. of OH          24.21  121.71   22.43  121.71   24.60         0.36    2.36   57.14
FESX  First Essex Bancorp of MA*              18.46  197.10   14.98  224.20   20.70         0.56    2.35   43.41
FFSX  First FSB MHC Sxld of IA(46.1)          28.15  233.61   20.69  235.42   29.13         0.48    1.43   40.34
FFES  First Fed of E. Hartford CT             19.48  162.08   11.05  162.08   17.60         0.68    1.69   33.01
BDJI  First Fed. Bancorp. of MN               27.23  164.03   16.69  164.03   27.23         0.00    0.00    0.00
FFBH  First Fed. Bancshares of AR             25.27  171.63   25.56  171.63   26.44         0.28    0.98   24.78
FTFC  First Fed. Capital Corp. of WI          17.20  273.11   19.34  288.89   21.81         0.48    1.48   25.40
FFKY  First Fed. Fin. Corp. of KY             14.43  167.84   22.94  177.54   14.63         0.56    2.60   37.58
FFBZ  First Federal Bancorp of OH             20.39  246.58   18.76  246.83   20.39         0.28    1.13   22.95
FFCH  First Fin. Holdings Inc. of SC          24.65  311.77   20.08  311.77   25.24         0.84    1.58   38.89
FFHS  First Franklin Corp. of OH              18.49  147.39   13.57  148.14   20.19         0.40    1.52   28.17
FGHC  First Georgia Hold. Corp of GA          20.69  264.90   22.01  285.71   25.00         0.40    3.33   68.97
FSPG  First Home Bancorp of NJ(8)             18.22  230.85   16.05  234.24   18.64         0.40    1.25   22.86
FFSL  First Independence Corp. of KS          19.74  125.94   12.59  125.94   19.74         0.30    2.00   39.47
FISB  First Indiana Corp. of IN               19.29  223.51   21.20  226.13   23.89         0.48    1.78   34.29
FKFS  First Keystone Fin. Corp of PA          16.29  175.82   11.63  175.82   18.07         0.20    1.10   17.86
FLKY  First Lancaster Bncshrs of KY           28.77  102.21   29.14  102.21   28.77         0.50    3.28     NM
FLFC  First Liberty Fin. Corp. of GA          27.85  274.22   20.81  301.50   26.97         0.44    1.28   35.77
CASH  First Midwest Fin., Inc. of OH          16.83  140.70   15.23  157.73   18.02         0.48    2.08   35.04
FMBD  First Mutual Bancorp Inc of IL            NM   129.45   17.92  168.78     NM          0.32    1.60     NM
FMSB  First Mutual SB of Bellevue WA*         17.45  248.99   16.92  248.99   17.79         0.20    1.08   18.87
FNGB  First Northern Cap. Corp of WI          19.68  160.43   17.73  160.43   20.58         0.36    2.69   52.94

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                             Exhibit 1 (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of March 27, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FFPB  First Palm Beach Bancorp of FL          6.37     6.23    0.56    8.55    4.71       0.43    6.57       0.54   53.27    0.45
FSLA  First SB SLA MHC of NJ (47.5)(8)        9.69     8.85    0.90    9.58    2.65       0.95   10.07       0.59   98.01    1.03
FWWB  First Savings Bancorp of WA            13.68    12.64    1.24    8.47    4.67       1.16    7.93       0.25  263.53    0.97
FSFF  First SecurityFed Fin of IL            27.03    27.03    1.29    4.77    3.97       1.29    4.77       0.78   85.16    0.98
SHEN  First Shenango Bancorp of PA(8)        12.76    12.76    1.15   10.18    5.27       1.15   10.14       1.04   83.27    1.25
SOPN  First Svgs Bancorp of NC               22.77    22.77    1.75    7.41    5.57       1.75    7.41       0.20  101.34    0.30
FBNW  FirstBank Corp of Clarkston WA         16.18    16.18    0.59    4.73    2.37       0.30    2.37       0.64   90.64    0.74
FFDB  FirstFed Bancorp, Inc. of AL            9.69     8.90    0.96    9.89    5.80       0.96    9.89       1.42   45.57    0.95
FSPT  FirstSpartan Fin. Corp. of SC          26.40    26.40    1.16    6.68    3.07       1.16    6.68       0.47   82.73    0.48
FLAG  Flag Financial Corp of GA               9.11     9.11    0.91    9.84    5.15       0.75    8.19       3.92   49.66    2.82
FLGS  Flagstar Bancorp, Inc of MI             5.98     5.74    1.41   28.47    6.41       0.70   14.24       3.04    8.02    0.27
FFIC  Flushing Fin. Corp. of NY*             12.54    12.05    0.94    6.35    4.32       0.95    6.40       0.27  223.94    1.07
FBHC  Fort Bend Holding Corp. of TX(8)        6.77     6.35    0.78   12.28    5.08       0.57    9.06       0.47  114.18    1.02
FTSB  Fort Thomas Fin. Corp. of KY           15.82    15.82    1.23    7.55    5.20       1.23    7.55       2.04   23.24    0.52
FKKY  Frankfort First Bancorp of KY          16.97    16.97    0.17    0.84    0.85       0.73    3.55       0.10   71.94    0.08
FTNB  Fulton Bancorp, Inc. of MO             23.97    23.97    1.26    5.11    3.41       1.01    4.08       1.05   86.26    1.10
GFSB  GFS Bancorp of Grinnell IA(8)          11.83    11.83    1.29   11.12    6.60       1.22   10.56       1.55   44.35    0.81
GUPB  GFSB Bancorp, Inc of Gallup NM         12.50    12.50    0.89    6.08    4.80       0.89    6.08       0.24  132.26    0.58
GSLA  GS Financial Corp. of LA               42.66    42.66    1.38    3.88    2.36       1.36    3.80       0.13  246.99    0.76
GOSB  GSB Financial Corp. of NY*             28.44    28.44    0.63    3.39    2.03       0.58    3.09       0.10  137.39    0.23
GFCO  Glenway Financial Corp. of OH           9.29     9.20    0.83    8.74    5.38       0.83    8.74       0.06  542.78    0.38
GTPS  Great American Bancorp of IL           19.93    19.93    0.63    2.98    2.49       0.63    2.98       0.28  126.79    0.44
PEDE  Great Pee Dee Bancorp of SC            37.86    37.86    1.57    4.15    3.56       1.57    4.15       0.45   97.55    0.57
GSBC  Great Southern Bancorp of MO            8.74     8.67    1.89   21.59    6.45       1.75   19.90       1.84  114.98    2.48
GDVS  Greater DV SB,MHC of PA (19.9)         11.20    11.20    0.83    7.17    1.89       0.83    7.17       1.52   38.83    1.00
GSFC  Green Street Fin. Corp. of NC          35.23    35.23    1.61    4.50    3.69       1.61    4.50       0.07  197.67    0.20
GFED  Guaranty Fed Bancshares of MO          30.17    30.17    1.00    5.76    2.67       0.97    5.58       0.61  154.73    1.24
HCBB  HCB Bancshares of Camden AR            18.65    17.99    0.30    2.05    1.49       0.30    2.05       0.23  316.88    1.42
HEMT  HF Bancorp of Hemet CA                  7.87     6.62    0.04    0.46    0.35       0.22    2.69       1.38   27.21    0.67
HFFC  HF Financial Corp. of SD                9.58     9.58    1.08   11.49    7.01       1.00   10.65       0.36  241.11    1.14
HFNC  HFNC Financial Corp. of NC             18.24    18.24    1.23    6.02    4.80       0.93    4.58       0.79  100.96    0.98
HMNF  HMN Financial, Inc. of MN              12.22    11.34    0.95    6.79    4.50       0.76    5.39       0.12  340.52    0.61
HALL  Hallmark Capital Corp. of WI            7.62     7.62    0.67    9.29    5.88       0.66    9.09       0.11  471.85    0.71
HRBF  Harbor Federal Bancorp of MD           12.49    12.49    0.74    5.73    4.00       0.70    5.49       0.53   37.43    0.31
HARBD Harbor Florida Bancshrs of FL          19.30    19.06    1.40    7.24    4.94       1.35    6.99       0.51  197.92    1.31
HFSA  Hardin Bancorp of Hardin MO            11.34    11.34    0.75    6.03    5.11       0.69    5.48       0.19  106.88    0.39
HARL  Harleysville SB of PA                   6.81     6.81    1.02   15.58    6.65       1.02   15.66        NA      NA     0.78
HFGI  Harrington Fin. Group of IN             4.47     4.47    0.19    3.96    2.65       0.20    4.22       0.18   21.99    0.19
HARS  Harris Fin. MHC of PA (24.3)            8.12     7.24    0.89   10.88    2.00       0.76    9.24       0.62   63.10    0.94
HFFB  Harrodsburg 1st Fin Bcrp of KY         26.73    26.73    1.35    5.05    4.38       1.35    5.05       0.45   70.72    0.41
HHFC  Harvest Home Fin. Corp. of OH          11.02    11.02    0.83    6.96    5.33       0.73    6.09       0.03  393.33    0.27
HAVN  Haven Bancorp of Woodhaven NY           5.72     5.70    0.62   10.47    5.20       0.63   10.56       0.66   96.47    1.09
HTHR  Hawthorne Fin. Corp. of CA              4.56     4.56    0.89   19.31   12.76       1.07   23.14        NA      NA     1.56
HMLK  Hemlock Fed. Fin. Corp. of IL          17.22    17.22    0.57    3.47    2.40       0.98    5.93       0.15  301.56    1.01
HFWA  Heritage Financial Corp of WA          29.23    29.23    1.53    5.25    3.17       1.53    5.25       0.10  817.44    1.30
HCBC  High Country Bancorp of CO             20.47    20.47    0.76    5.23    3.06       0.76    5.23       0.42  177.96    0.93
HBNK  Highland Bancorp of CA                  7.55     7.55    1.20   16.15    7.09       0.93   12.42       1.94   82.92    2.03
HIFS  Hingham Inst. for Sav. of MA*           9.60     9.60    1.25   13.09    5.72       1.25   13.09       0.77   91.33    0.89
HBEI  Home Bancorp of Elgin IL               27.01    27.01    0.80    2.90    2.39       0.80    2.90       0.35   85.19    0.35
HBFW  Home Bancorp of Fort Wayne IN          12.16    12.16    0.86    6.55    3.55       0.86    6.49       0.09  464.55    0.47
HCFC  Home City Fin. Corp. of OH             19.48    19.48    1.27    6.33    5.26       1.29    6.39       0.36  174.52    0.72
HOMF  Home Fed Bancorp of Seymour IN          8.80     8.55    1.38   16.20    6.03       1.22   14.26       0.55  101.25    0.67
HWEN  Home Financial Bancorp of IN           16.98    16.98    0.81    4.51    4.09       0.59    3.26       1.63   38.73    0.79
HPBC  Home Port Bancorp, Inc. of MA*         10.52    10.52    1.67   15.70    6.92       1.63   15.35        NA      NA     1.47
HFBC  HopFed Bancorp of KY                   22.59    22.59    0.99    4.37    3.29       0.99    4.37       0.12   93.93    0.23
HZFS  Horizon Fin'l. Services of IA          10.17    10.17    0.85    8.33    5.27       0.68    6.63       0.96   44.55    0.67


                                                          Pricing Ratios                      Dividend Data(6)
                                              -----------------------------------------   -----------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                        ------- ------- ------- ------- -------      ------- ------- -------
                                                (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FFPB  First Palm Beach Bancorp of FL           21.24  172.11   10.96  176.02   27.62         0.70    1.77   37.63
FSLA  First SB SLA MHC of NJ (47.5)(8)           NM   344.76   33.42     NM      NM          0.48    1.10   41.38
FWWB  First Savings Bancorp of WA              21.40  180.74   24.73  195.68   22.86         0.36    1.35   28.80
FSFF  First SecurityFed Fin of IL              25.21  120.16   32.48  120.16   25.21         0.00    0.00    0.00
SHEN  First Shenango Bancorp of PA(8)          18.98  182.14   23.25  182.14   19.06         0.60    1.42   27.03
SOPN  First Svgs Bancorp of NC                 17.96  131.01   29.83  131.01   17.96         1.00    4.12   74.07
FBNW  FirstBank Corp of Clarkston WA             NM   135.45   21.92  135.45     NM          0.28    1.38   58.33
FFDB  FirstFed Bancorp, Inc. of AL             17.23  170.00   16.47  185.19   17.23         0.50    1.96   33.78
FSPT  FirstSpartan Fin. Corp. of SC              NM   146.61   38.71  146.61     NM          0.60    1.39   45.11
FLAG  Flag Financial Corp of GA                19.44  184.15   16.77  184.15   23.37         0.34    1.73   33.66
FLGS  Flagstar Bancorp, Inc of MI              15.59  291.11   17.40  303.04     NM          0.24    0.93   14.46
FFIC  Flushing Fin. Corp. of NY*               23.15  144.09   18.06  149.97   22.94         0.32    1.28   29.63
FBHC  Fort Bend Holding Corp. of TX(8)         19.68  225.79   15.29  240.89   26.68         0.40    1.44   28.37
FTSB  Fort Thomas Fin. Corp. of KY             19.23  143.47   22.70  143.47   19.23         0.25    1.63   31.25
FKKY  Frankfort First Bancorp of KY              NM   117.67   19.97  117.67   27.76         0.80    4.88     NM
FTNB  Fulton Bancorp, Inc. of MO               29.33  146.08   35.02  146.08     NM          0.24    1.09   32.00
GFSB  GFS Bancorp of Grinnell IA(8)            15.15  159.22   18.83  159.22   15.96         0.26    1.45   22.03
GUPB  GFSB Bancorp, Inc of Gallup NM           20.83  125.70   15.71  125.70   20.83         0.40    1.78   37.04
GSLA  GS Financial Corp. of LA                   NM   127.30   54.31  127.30     NM          0.28    1.35   57.14
GOSB  GSB Financial Corp. of NY*                 NM   114.26   32.49  114.26     NM          0.00    0.00    0.00
GFCO  Glenway Financial Corp. of OH            18.57  157.13   14.60  158.79   18.57         0.40    2.05   38.10
GTPS  Great American Bancorp of IL               NM   123.40   24.59  123.40     NM          0.40    1.92     NM
PEDE  Great Pee Dee Bancorp of SC              28.13  116.58   44.14  116.58   28.13         0.00    0.00    0.00
GSBC  Great Southern Bancorp of MO             15.51  316.73   27.68  319.08   16.83         0.44    1.71   26.51
GDVS  Greater DV SB,MHC of PA (19.9)             NM      NM    41.15     NM      NM          0.36    1.10   58.06
GSFC  Green Street Fin. Corp. of NC            27.09  121.38   42.76  121.38   27.09         0.44    2.46   66.67
GFED  Guaranty Fed Bancshares of MO              NM   110.73   33.41  110.73     NM          0.30    2.42     NM
HCBB  HCB Bancshares of Camden AR                NM   102.08   19.04  105.81     NM          0.20    1.36     NM
HEMT  HF Bancorp of Hemet CA                     NM   128.89   10.14  153.22     NM          0.00    0.00    0.00
HFFC  HF Financial Corp. of SD                 14.27  156.58   15.00  156.58   15.39         0.42    1.44   20.49
HFNC  HFNC Financial Corp. of NC               20.84  135.92   24.79  135.92   27.35         0.32    2.44   50.79
HMNF  HMN Financial, Inc. of MN                22.22  147.20   17.99  158.56   28.04         0.00    0.00    0.00
HALL  Hallmark Capital Corp. of WI             17.02  148.98   11.35  148.98   17.39         0.00    0.00    0.00
HRBF  Harbor Federal Bancorp of MD             25.00  139.29   17.40  139.29   26.09         0.48    2.00   50.00
HARBD Harbor Florida Bancshrs of FL            20.26  146.69   28.31  148.55   20.98         1.40   11.91     NM
HFSA  Hardin Bancorp of Hardin MO              19.58  121.96   13.83  121.96   21.53         0.52    2.68   52.53
HARL  Harleysville SB of PA                    15.05  217.85   14.85  217.85   14.98         0.44    1.42   21.36
HFGI  Harrington Fin. Group of IN                NM   150.80    6.74  150.80     NM          0.12    1.06   40.00
HARS  Harris Fin. MHC of PA (24.3)               NM      NM    40.68     NM      NM          0.22    0.83   41.51
HFFB  Harrodsburg 1st Fin Bcrp of KY           22.81  115.14   30.78  115.14   22.81         0.40    2.37   54.05
HHFC  Harvest Home Fin. Corp. of OH            18.75  129.20   14.24  129.20   21.43         0.44    2.93   55.00
HAVN  Haven Bancorp of Woodhaven NY            19.25  188.72   10.79  189.31   19.09         0.30    1.24   23.81
HTHR  Hawthorne Fin. Corp. of CA                7.84  144.27    6.58  144.27    6.54         0.00    0.00    0.00
HMLK  Hemlock Fed. Fin. Corp. of IL              NM   127.90   22.03  127.90   24.35         0.28    1.49   62.22
HFWA  Heritage Financial Corp of WA              NM   165.31   48.33  165.31     NM          0.14    0.91   28.57
HCBC  High Country Bancorp of CO                 NM   114.09   23.35  114.09     NM          0.00    0.00    0.00
HBNK  Highland Bancorp of CA                   14.11  207.98   15.71  207.98   18.35         0.00    0.00    0.00
HIFS  Hingham Inst. for Sav. of MA*            17.48  217.57   20.89  217.57   17.48         0.52    1.46   25.49
HBEI  Home Bancorp of Elgin IL                   NM   123.33   33.31  123.33     NM          0.40    2.34     NM
HBFW  Home Bancorp of Fort Wayne IN            28.18  192.71   23.42  192.71   28.41         0.20    0.58   16.39
HCFC  Home City Fin. Corp. of OH               19.01  120.43   23.46  120.43   18.82         0.36    1.93   36.73
HOMF  Home Fed Bancorp of Seymour IN           16.58  249.80   21.98  256.95   18.83         0.40    1.31   21.74
HWEN  Home Financial Bancorp of IN             24.47  110.82   18.81  110.82     NM          0.10    1.14   27.78
HPBC  Home Port Bancorp, Inc. of MA*           14.46  217.11   22.83  217.11   14.79         0.80    3.09   44.69
HFBC  HopFed Bancorp of KY                       NM   132.96   30.03  132.96     NM          0.00    0.00    0.00
HZFS  Horizon Fin'l. Services of IA            18.98  148.87   15.13  148.87   23.86         0.18    1.14   21.69

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                             Exhibit 1 (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of March 27, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                              (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
HRZB  Horizon Financial Corp. of WA*         15.92    15.92    1.56   10.02    5.89       1.55    9.93        NA      NA     0.84
IBSF  IBS Financial Corp. of NJ              17.73    17.73    0.79    4.51    2.65       0.79    4.51       0.11  130.18    0.49
ITLA  ITLA Capital Corp of CA*               10.72    10.68    1.46   13.06    7.33       1.46   13.06        NA      NA     1.50
ICBC  Independence Comm Bnk Cp of NY         21.70    20.32    0.64    2.95    2.04       0.85    3.90       0.70  126.32    1.24
IFSB  Independence FSB of DC                  7.25     6.45    0.54    8.04    5.59       0.22    3.32        NA      NA     0.39
INCB  Indiana Comm. Bank, SB of IN(8)        12.15    12.15    0.52    4.28    2.57       0.52    4.28        NA      NA     0.94
INBI  Industrial Bancorp of OH               16.72    16.72    1.48    8.31    4.40       1.48    8.31       0.31  155.81    0.54
IWBK  Interwest Bancorp of WA                 6.73     6.62    1.10   16.46    5.76       0.96   14.33       0.69   62.65    0.74
IPSW  Ipswich SB of Ipswich MA*               5.21     5.21    1.18   20.53    5.95       0.96   16.78       0.95   77.31    0.96
JXVL  Jacksonville Bancorp of TX             14.63    14.63    1.49    9.87    6.69       1.49    9.87       0.70   70.27    0.66
JXSB  Jcksnville SB,MHC of IL (45.6)         10.41    10.41    0.61    5.69    2.08       0.49    4.57       0.94   42.01    0.51
JSBA  Jefferson Svgs Bancorp of MO            9.03     7.08    0.79    9.68    3.56       0.77    9.38       0.67  101.16    0.89
JOAC  Joachim Bancorp, Inc. of MO(8)         28.92    28.92    0.76    2.64    2.25       0.76    2.64       0.25   89.29    0.30
KSBK  KSB Bancorp of Kingfield ME*            7.36     7.00    1.07   14.93    6.46       1.07   14.93        NA      NA     1.12
KFBI  Klamath First Bancorp of OR            15.07    13.77    1.09    6.06    3.83       1.09    6.06       0.02  932.65    0.24
LSBI  LSB Fin. Corp. of Lafayette IN          8.58     8.58    0.80    9.10    5.43       0.72    8.20       1.01   70.58    0.82
LVSB  Lakeview Financial of NJ                9.65     7.92    1.44   13.78    7.28       0.90    8.63       1.27   57.56    1.42
LARK  Landmark Bancshares, Inc of KS         14.09    14.09    1.09    7.61    5.62       0.98    6.88       0.30  151.09    0.62
LARL  Laurel Capital Group of PA             10.57    10.57    1.39   13.35    6.38       1.40   13.45       0.42  203.92    1.22
LSBX  Lawrence Savings Bank of MA*           10.45    10.45    2.30   25.00   10.84       2.28   24.74       0.52  168.85    1.91
LFED  Leeds FSB, MHC of MD (36.3)            16.63    16.63    1.20    7.33    2.87       1.20    7.33       0.04  453.33    0.30
LXMO  Lexington B&L Fin. Corp. of MO         18.33    17.19    1.10    4.29    3.97       1.10    4.29       0.54  119.11    0.94
LFCO  Life Financial Corp of CA(8)           13.30    13.30    5.46   38.04    9.88       5.71   39.80       1.59   39.19    0.80
LFBI  Little Falls Bancorp of NJ             11.68    10.77    0.57    4.32    3.43       0.52    3.93       0.90   38.49    0.77
LOGN  Logansport Fin. Corp. of IN            19.21    19.21    1.50    7.75    5.41       1.55    7.99       0.62   45.62    0.38
LISB  Long Island Bancorp, Inc of NY          9.18     9.09    0.86    9.44    3.31       0.71    7.79       0.89   62.67    0.91
MAFB  MAF Bancorp, Inc. of IL                 7.62     6.71    1.14   14.72    6.57       1.12   14.49       0.32  138.86    0.57
MBLF  MBLA Financial Corp. of MO             12.68    12.68    0.81    6.31    5.15       0.82    6.40       0.48   62.09    0.51
MECH  MECH Financial Inc of CT*               9.92     9.92    1.60   15.91    8.41       1.58   15.72       0.58  270.14    2.39
MFBC  MFB Corp. of Mishawaka IN              12.70    12.70    0.83    6.00    4.72       0.82    5.96       0.09  162.45    0.18
MSBF  MSB Financial, Inc of MI               16.87    16.87    1.52    8.83    5.47       1.40    8.15       0.84   51.31    0.46
MARN  Marion Capital Holdings of IN          20.78    20.33    1.57    7.09    5.52       1.57    7.09       1.43   74.17    1.30
MRKF  Market Fin. Corp. of OH                35.57    35.57    1.06    3.30    2.46       1.06    3.30       0.34   26.94    0.18
MFSL  Maryland Fed. Bancorp of MD(8)          8.48     8.39    0.65    7.77    3.00       0.91   10.97       0.60   65.66    0.47
MASB  MassBank Corp. of Reading MA*          11.21    11.06    1.12   10.54    5.59       1.03    9.73       0.19  131.79    0.86
MFLR  Mayflower Co-Op. Bank of MA*            9.75     9.61    1.11   11.52    5.78       1.05   10.93       0.69  124.95    1.49
MDBK  Medford Bancorp, Inc. of MA*            8.94     8.41    1.05   11.80    5.77       1.02   11.38       0.16  379.54    1.17
MERI  Meritrust FSB of Thibodaux LA(8)        8.49     8.49    1.18   14.53    4.45       1.18   14.53       0.35   62.38    0.41
MWBX  MetroWest Bank of MA*                   7.34     7.34    1.34   18.12    6.97       1.32   17.79       1.03  130.81    1.78
METF  Metropolitan Fin. Corp. of OH           3.96     3.64    0.69   17.52    4.90       0.65   16.45       0.56  108.45    0.79
MIFC  Mid Iowa Financial Corp. of IA          9.36     9.35    1.21   12.97    7.27       1.33   14.29       0.21  105.32    0.41
MCBN  Mid-Coast Bancorp of ME                 8.34     8.34    0.76    8.86    4.92       0.71    8.30       1.09   48.53    0.66
MWBI  Midwest Bancshares, Inc. of IA          7.23     7.23    0.88   12.56    7.75       0.78   11.14       0.73   52.45    0.62
MWFD  Midwest Fed. Fin. Corp of WI(8)         9.00     8.70    1.45   16.68    5.63       1.14   13.16       0.09  879.14    1.02
MFFC  Milton Fed. Fin. Corp. of OH           11.84    11.84    0.65    4.81    3.50       0.62    4.64       0.26   83.77    0.35
MBSP  Mitchell Bancorp, Inc. of NC           40.12    40.12    1.52    3.59    3.22       1.52    3.59       1.77   29.42    0.64
MBBC  Monterey Bay Bancorp of CA             11.75    10.95    0.43    3.81    2.12       0.39    3.47       0.65   62.58    0.63
MONT  Montgomery Fin. Corp. of IN            18.60    18.60    0.72    4.29    3.42       0.72    4.29       0.78   22.34    0.19
MSBK  Mutual SB, FSB of Bay City MI           5.09     5.09   -1.39  -23.41  -16.78      -0.49   -8.21       0.07  434.66    0.62
MYST  Mystic Financial of MA*                19.47    19.47    0.78    4.00    2.89       0.78    4.00       0.18  315.24    0.91
NHTB  NH Thrift Bancshares of NH              8.04     6.95    0.91   11.84    6.26       0.74    9.62       0.66  146.88    1.18
NSLB  NS&L Bancorp, Inc of Neosho MO         19.74    19.59    0.72    3.62    3.54       0.71    3.56       0.23   36.57    0.14
NSSY  NSS Bancorp of CT*                      8.14     7.90    1.05   13.40    5.87       1.19   15.20       1.31   73.30    1.46
NMSB  Newmil Bancorp, Inc. of CT*             9.32     9.32    0.85    8.52    5.21       0.86    8.64       0.90  172.67    3.24
NASB  North American SB, FSB of MO            8.49     8.24    1.67   21.16    7.83       1.35   17.20       3.07   27.86    0.99
NBSI  North Bancshares of Chicago IL         13.49    13.49    0.52    3.69    2.48       0.50    3.52        NA      NA     0.26

                                                          Pricing Ratios                      Dividend Data(6)
                                             ----------------------------------------     -----------------------
                                                                      Price/  Price/        Ind.   Divi-
                                              Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                        Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                        ------- ------- ------- ------- --------     ------- ------- -------
                                               (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
HRZB  Horizon Financial Corp. of WA*           16.97  162.57   25.88  162.57   17.13         0.44    2.38   40.37
IBSF  IBS Financial Corp. of NJ                  NM   169.49   30.06  169.49     NM          0.40    2.00     NM
ITLA  ITLA Capital Corp of CA*                 13.65  168.97   18.12  169.66   13.65         0.00    0.00    0.00
ICBC  Independence Comm Bnk Cp of NY             NM   144.46   31.35  154.30     NM          0.00    0.00    0.00
IFSB  Independence FSB of DC                   17.89  137.03    9.93  153.91     NM          0.25    1.28   22.94
INCB  Indiana Comm. Bank, SB of IN(8)            NM   164.12   19.94  164.12     NM          0.36    1.75   67.92
INBI  Industrial Bancorp of OH                 22.75  190.70   31.89  190.70   22.75         0.56    2.46   56.00
IWBK  Interwest Bancorp of WA                  17.35  266.57   17.94  271.14   19.93         0.76    1.72   29.80
IPSW  Ipswich SB of Ipswich MA*                16.81  315.12   16.40  315.12   20.57         0.16    1.02   17.20
JXVL  Jacksonville Bancorp of TX               14.95  146.42   21.42  146.42   14.95         0.50    2.42   36.23
JXSB  Jcksnville SB,MHC of IL (45.6)             NM   267.18   27.82  267.18     NM          0.30    1.22   58.82
JSBA  Jefferson Svgs Bancorp of MO             28.09  240.30   21.69  306.52   28.99         0.28    1.03   28.87
JOAC  Joachim Bancorp, Inc. of MO(8)             NM   119.91   34.68  119.91     NM          0.50    3.04     NM
KSBK  KSB Bancorp of Kingfield ME*             15.48  212.37   15.63  223.43   15.48         0.10    0.53    8.20
KFBI  Klamath First Bancorp of OR              26.14  156.36   23.57  171.13   26.14         0.34    1.48   38.64
LSBI  LSB Fin. Corp. of Lafayette IN           18.42  162.71   13.97  162.71   20.45         0.40    1.27   23.39
LVSB  Lakeview Financial of NJ                 13.74  212.77   20.53  259.34   21.93         0.13    0.52    7.14
LARK  Landmark Bancshares, Inc of KS           17.81  133.40   18.80  133.40   19.70         0.40    1.54   27.40
LARL  Laurel Capital Group of PA               15.67  202.51   21.40  202.51   15.56         0.35    1.67   26.12
LSBX  Lawrence Savings Bank of MA*              9.23  198.86   20.78  198.86    9.33         0.00    0.00    0.00
LFED  Leeds FSB, MHC of MD (36.3)                NM   245.99   40.90  245.99     NM          0.56    2.43     NM
LXMO  Lexington B&L Fin. Corp. of MO           25.20  108.33   19.86  115.51   25.20         0.30    1.83   46.15
LFCO  Life Financial Corp of CA(8)             10.12  234.53   31.20  234.53    9.67         0.00    0.00    0.00
LFBI  Little Falls Bancorp of NJ               29.17  132.48   15.47  143.66     NM          0.20    1.04   30.30
LOGN  Logansport Fin. Corp. of IN              18.50  138.19   26.55  138.19   17.95         0.40    2.21   40.82
LISB  Long Island Bancorp, Inc of NY             NM   274.64   25.20  277.15     NM          0.60    0.94   28.44
MAFB  MAF Bancorp, Inc. of IL                  15.22  219.37   16.72  249.03   15.46         0.28    0.73   11.07
MBLF  MBLA Financial Corp. of MO               19.42  122.67   15.55  122.67   19.15         0.40    1.46   28.37
MECH  MECH Financial Inc of CT*                11.89  175.61   17.43  175.61   12.04         0.00    0.00    0.00
MFBC  MFB Corp. of Mishawaka IN                21.20  128.58   16.33  128.58   21.37         0.34    1.28   27.20
MSBF  MSB Financial, Inc of MI                 18.27  157.48   26.56  157.48   19.80         0.30    1.80   32.97
MARN  Marion Capital Holdings of IN            18.12  127.98   26.59  130.79   18.12         0.88    3.07   55.70
MRKF  Market Fin. Corp. of OH                    NM   115.66   41.14  115.66     NM          0.28    1.60   65.12
MFSL  Maryland Fed. Bancorp of MD(8)             NM   246.91   20.94  249.67   23.60         0.00    0.00    0.00
MASB  MassBank Corp. of Reading MA*            17.89  175.50   19.68  178.01   19.39         1.00    1.96   35.09
MFLR  Mayflower Co-Op. Bank of MA*             17.31  188.68   18.40  191.49   18.24         0.80    2.96   51.28
MDBK  Medford Bancorp, Inc. of MA*             17.33  194.63   17.40  206.75   17.98         0.80    1.84   31.87
MERI  Meritrust FSB of Thibodaux LA(8)         22.49  307.64   26.13  307.64   22.49         0.70    0.89   19.94
MWBX  MetroWest Bank of MA*                    14.35  244.48   17.96  244.48   14.62         0.12    1.55   22.22
METF  Metropolitan Fin. Corp. of OH            20.43  322.12   12.77     NM    21.75         0.00    0.00    0.00
MIFC  Mid Iowa Financial Corp. of IA           13.76  165.32   15.48  165.54   12.50         0.08    0.65    8.99
MCBN  Mid-Coast Bancorp of ME                  20.31  177.03   14.76  177.03   21.67         0.52    1.33   27.08
MWBI  Midwest Bancshares, Inc. of IA           12.90  152.96   11.06  152.96   14.55         0.24    1.50   19.35
MWFD  Midwest Fed. Fin. Corp of WI(8)          17.78  273.50   24.61  282.94   22.54         0.34    1.06   18.89
MFFC  Milton Fed. Fin. Corp. of OH             28.57  139.98   16.58  139.98   29.63         0.60    3.75     NM
MBSP  Mitchell Bancorp, Inc. of NC               NM   111.70   44.82  111.70     NM          0.40    2.30   71.43
MBBC  Monterey Bay Bancorp of CA                 NM   175.20   20.58  187.86     NM          0.14    0.54   25.45
MONT  Montgomery Fin. Corp. of IN              29.27  108.33   20.15  108.33   29.27         0.22    1.71   50.00
MSBK  Mutual SB, FSB of Bay City MI              NM   166.45    8.47  166.45     NM          0.00    0.00     NM
MYST  Mystic Financial of MA*                    NM   138.46   26.96  138.46     NM          0.00    0.00    0.00
NHTB  NH Thrift Bancshares of NH               15.98  173.61   13.95  200.66   19.68         0.60    2.82   45.11
NSLB  NS&L Bancorp, Inc of Neosho MO           28.23  105.17   20.76  106.00   28.69         0.50    2.86     NM
NSSY  NSS Bancorp of CT*                       17.03  208.98   17.01  215.30   15.02         0.40    0.85   14.49
NMSB  Newmil Bancorp, Inc. of CT*              19.20  159.60   14.87  159.60   18.93         0.32    2.35   45.07
NASB  North American SB, FSB of MO             12.78  247.93   21.05  255.46   15.72         1.00    1.45   18.52
NBSI  North Bancshares of Chicago IL             NM   153.02   20.64  153.02     NM          0.40    2.25     NM

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                              Exhibit 1 (continued)
                      Weekly Thrift Market Line - Part Two
                           Prices As Of March 27, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------     --------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FFFD  North Central Bancshares of IA         22.92    22.92    1.83    7.49    5.16       1.83    7.49        NA      NA     1.11
NEIB  Northeast Indiana Bncrp of IN          14.37    14.37    1.20    7.72    5.55       1.20    7.72       0.17  350.00    0.67
NWEQ  Northwest Equity Corp. of WI           11.60    11.60    1.06    9.03    5.67       1.01    8.66       1.35   35.37    0.58
NWSB  Northwest SB, MHC of PA (30.7)          9.24     8.20    0.93    9.65    2.39       0.95    9.88       0.72   86.28    0.85
NTMG  Nutmeg FS&LA of CT                      5.51     5.51    0.68   12.20    6.23       0.43    7.83       1.57   30.83    0.55
OHSL  OHSL Financial Corp. of OH             10.90    10.90    0.87    7.88    5.03       0.84    7.54       0.30   73.10    0.31
OCFC  Ocean Fin. Corp. of NJ                 14.27    14.27    0.98    5.94    4.84       0.97    5.91       0.45   97.91    0.84
OTFC  Oregon Trail Fin. Corp. of OR          12.49    12.49    0.93    8.04    3.54       0.94    8.16       0.18  180.70    0.55
OFCP  Ottawa Financial Corp. of MI            8.62     7.01    0.87    9.92    4.85       0.83    9.43       0.34  109.69    0.44
PFFB  PFF Bancorp of Pomona CA                9.71     9.61    0.54    5.26    3.88       0.52    4.99       1.40   67.00    1.38
PSFI  PS Financial of Chicago IL             37.32    37.32    1.96    6.07    5.24       1.99    6.15       0.68   31.79    0.52
PVFC  PVF Capital Corp. of OH                 7.28     7.28    1.36   19.21    8.00       1.28   18.10       1.06   65.77    0.75
PBCI  Pamrapo Bancorp, Inc. of NJ            12.88    12.80    1.37   10.35    6.36       1.31    9.89       2.20   29.81    1.16
PFED  Park Bancorp of Chicago IL             21.82    21.82    0.87    3.86    3.52       0.94    4.15       0.23  125.00    0.73
PVSA  Parkvale Financial Corp of PA           7.91     7.87    1.07   14.01    6.54       1.07   14.01       0.36  397.79    1.88
PBHC  Pathfinder BC MHC of NY (46.1)*        11.98    10.15    0.96    8.24    2.98       0.87    7.46       1.17   36.05    0.68
PEEK  Peekskill Fin. Corp. of NY             25.24    25.24    1.09    4.23    3.76       1.09    4.23       0.90   39.49    1.34
PFSB  PennFed Fin. Services of NJ             6.96     5.96    0.81   11.02    6.08       0.80   10.92       0.58   33.00    0.28
PWBC  PennFirst Bancorp of PA                 7.52     6.70    0.69    8.90    5.33       0.69    8.90       0.45  117.30    1.41
PWBK  Pennwood Bancorp, Inc. of PA           17.99    17.99    0.95    5.12    4.15       1.10    5.92       1.49   34.66    0.80
PBKB  People's Bancshares of MA*              4.10     3.93    0.83   15.42    5.70       0.43    7.92       0.57   98.78    1.04
PFDC  Peoples Bancorp of Auburn IN           15.27    15.27    1.49    9.76    5.48       1.49    9.76       0.30  102.04    0.37
PBCT  Peoples Bank, MHC of CT (40.1)*         8.68     8.63    1.18   13.88    3.97       0.68    8.00       0.68  153.86    1.57
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)*     17.18    15.52    1.18    6.97    1.87       0.88    5.18       0.78   68.34    0.85
PFFC  Peoples Fin. Corp. of OH               18.85    18.85    0.96    5.10    3.39       0.95    5.01       0.04  480.65    0.25
PHBK  Peoples Heritage Fin Grp of ME*         6.99     5.25    1.25   16.39    5.58       1.24   16.20       0.88  114.30    1.40
PSFC  Peoples Sidney Fin. Corp of OH         24.73    24.73    1.15    5.90    3.48       1.15    5.90       1.13   34.69    0.45
PERM  Permanent Bancorp, Inc. of IN          10.00     9.88    0.62    6.51    3.58       0.61    6.46       0.70   70.95    0.97
PMFI  Perpetual Midwest Fin. of IA(8)         8.92     8.92    0.49    5.66    3.40       0.44    5.05       0.39  193.33    0.86
PERT  Perpetual of SC, MHC (46.8)(8)         11.91    11.91    0.80    6.41    1.99       0.89    7.07        NA      NA     1.02
PCBC  Perry Co. Fin. Corp. of MO             19.23    19.23    1.08    5.70    4.58       1.08    5.70       0.01  277.78    0.17
PHFC  Pittsburgh Home Fin Corp of PA          8.23     8.13    0.82    7.69    5.98       0.70    6.61       1.68   28.88    0.76
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)       6.36     6.36    0.62    9.84    3.22       0.61    9.71       0.23  194.26    1.02
PTRS  Potters Financial Corp of OH            8.97     8.97    1.00   11.18    6.43       0.99   11.00       0.17     NA     2.54
PKPS  Poughkeepsie Fin. Corp. of NY(8)        8.30     8.30    0.27    3.28    1.67       0.35    4.15       4.03   26.72    1.40
PHSB  Ppls Home SB, MHC of PA (45.0)         13.14    13.14    0.77    7.20    2.99       0.73    6.83       0.44  146.58    1.38
PRBC  Prestige Bancorp of PA                 10.91    10.91    0.60    5.15    4.44       0.58    5.03       0.43   65.96    0.42
PFNC  Progress Financial Corp. of PA          5.09     4.27    0.90   17.37    5.17       0.69   13.16       1.05   63.33    1.00
PSBK  Progressive Bank, Inc. of NY(8)*        8.88     8.05    0.98   11.44    5.33       0.96   11.19       0.74  150.14    1.71
PROV  Provident Fin. Holdings of CA          11.58    11.58    0.77    5.71    4.52       0.41    3.02       1.49   56.25    0.96
PULB  Pulaski SB, MHC of MO (29.8)(8)        13.30    13.30    1.21    9.32    2.08       1.06    8.14        NA      NA     0.46
PLSK  Pulaski SB, MHC of NJ (46.0)           11.94    11.94    0.63    6.25    2.79       0.63    6.25       0.53   95.10    0.89
PULS  Pulse Bancorp of S. River NJ            8.19     8.19    1.09   13.66    6.95       1.11   13.81       0.98   43.79    1.67
QCFB  QCF Bancorp of Virginia MN             16.45    16.45    1.65    9.37    6.41       1.65    9.37       0.39  214.67    1.95
QCBC  Quaker City Bancorp of CA               8.63     8.63    0.73    8.41    5.55       0.70    8.08       1.33   70.08    1.18
QCSB  Queens County Bancorp of NY*           10.63    10.63    1.58   12.45    3.61       1.56   12.29       0.54  108.40    0.67
RARB  Raritan Bancorp of Raritan NJ*          7.56     7.45    1.01   13.22    5.84       0.99   12.98       0.23  349.74    1.23
REDF  RedFed Bancorp of Redlands CA(8)        8.35     8.32    1.11   13.41    7.20       1.14   13.78       1.69   45.34    0.86
RELY  Reliance Bancorp, Inc. of NY            8.56     5.82    0.90   10.87    4.95       0.94   11.39       0.56   69.33    0.88
RELI  Reliance Bancshares Inc of WI          50.09    50.09    1.06    2.16    2.13       1.11    2.27        NA      NA     0.57
RCBK  Richmond County Fin Corp of NY         25.65    25.65    1.22    4.75    2.90       1.22    4.75        NA      NA     1.12
RIVR  River Valley Bancorp of IN             12.72    12.54    0.84    7.18    4.61       0.70    5.99       0.71  122.47    1.05
RVSB  Riverview Bancorp of WA                22.73    21.94    1.35    8.56    3.20       1.33    8.40       0.17  218.00    0.58
RSLN  Roslyn Bancorp, Inc. of NY*            17.45    17.37    1.03    5.39    3.32       1.25    6.58       0.18  362.05    2.42
SCCB  S. Carolina Comm. Bnshrs of SC         20.69    20.69    1.00    4.02    3.51       1.00    4.02       1.53   42.40    0.81
SBFL  SB Fngr Lakes MHC of NY (33.1)          8.75     8.75    0.39    4.11    1.23       0.34    3.60       0.50   93.11    0.96

                                                         Pricing Ratios                      Dividend Data(6)
                                            -----------------------------------------     ------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       ------- ------- ------- ------- ---------     ------- ------- --------
                                               (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
FFFD  North Central Bancshares of IA          19.40  149.01   34.16  149.01   19.40         0.32    1.42   27.59
NEIB  Northeast Indiana Bncrp of IN           18.01  137.01   19.69  137.01   18.01         0.34    1.60   28.81
NWEQ  Northwest Equity Corp. of WI            17.62  156.14   18.12  156.14   18.38         0.60    2.79   49.18
NWSB  Northwest SB, MHC of PA (30.7)            NM      NM    35.78     NM      NM          0.16    0.93   39.02
NTMG  Nutmeg FS&LA of CT                      16.04  182.82   10.08  182.82   25.00         0.20    1.86   29.85
OHSL  OHSL Financial Corp. of OH              19.87  153.43   16.72  153.43   20.77         0.88    2.73   54.32
OCFC  Ocean Fin. Corp. of NJ                  20.65  133.88   19.10  133.88   20.76         0.80    2.18   44.94
OTFC  Oregon Trail Fin. Corp. of OR           28.27  167.39   20.91  167.39   27.83         0.20    1.12   31.75
OFCP  Ottawa Financial Corp. of MI            20.60  203.55   17.54  250.21   21.67         0.40    1.37   28.17
PFFB  PFF Bancorp of Pomona CA                25.80  136.32   13.23  137.70   27.17         0.00    0.00    0.00
PSFI  PS Financial of Chicago IL              19.10   93.16   34.77   93.16   18.84         0.48    3.49   66.67
PVFC  PVF Capital Corp. of OH                 12.50  218.89   15.94  218.89   13.27         0.00    0.00    0.00
PBCI  Pamrapo Bancorp, Inc. of NJ             15.73  164.03   21.13  165.09   16.47         1.12    4.00   62.92
PFED  Park Bancorp of Chicago IL              28.41  113.29   24.72  113.29   26.41         0.00    0.00    0.00
PVSA  Parkvale Financial Corp of PA           15.28  200.32   15.85  201.46   15.28         0.60    1.90   28.99
PBHC  Pathfinder BC MHC of NY (46.1)*           NM   262.20   31.41  309.35     NM          0.20    0.93   31.25
PEEK  Peekskill Fin. Corp. of NY              26.56  114.32   28.86  114.32   26.56         0.36    2.12   56.25
PFSB  PennFed Fin. Services of NJ             16.44  171.52   11.93  200.11   16.59         0.14    0.77   12.61
PWBC  PennFirst Bancorp of PA                 18.75  148.54   11.18  166.75   18.75         0.36    1.86   34.95
PWBK  Pennwood Bancorp, Inc. of PA            24.10  129.79   23.34  129.79   20.83         0.36    1.80   43.37
PBKB  People's Bancshares of MA*              17.53  282.44   11.58  294.29     NM          0.48    1.90   33.33
PFDC  Peoples Bancorp of Auburn IN            18.25  173.58   26.50  173.58   18.25         0.44    1.91   34.92
PBCT  Peoples Bank, MHC of CT (40.1)*         25.17  327.30   28.40  329.00     NM          0.76    2.00   50.33
TSBS  Peoples Bcrp, MHC of NJ (35.9)(8)*        NM      NM    61.98     NM      NM          0.35    0.80   42.68
PFFC  Peoples Fin. Corp. of OH                29.46  150.41   28.35  150.41   30.00         0.50    3.03     NM
PHBK  Peoples Heritage Fin Grp of ME*         17.92  277.29   19.39     NM    18.13         0.88    1.85   33.21
PSFC  Peoples Sidney Fin. Corp of OH          28.72  124.86   30.88  124.86   28.72         0.28    1.52   43.75
PERM  Permanent Bancorp, Inc. of IN           27.90  174.75   17.47  176.88   28.13         0.44    1.26   35.20
PMFI  Perpetual Midwest Fin. of IA(8)         29.41  162.25   14.47  162.25     NM          0.30    1.00   29.41
PERT  Perpetual of SC, MHC (46.8)(8)            NM   314.99   37.51  314.99     NM          1.40    2.19     NM
PCBC  Perry Co. Fin. Corp. of MO              21.85  118.38   22.77  118.38   21.85         0.40    1.71   37.38
PHFC  Pittsburgh Home Fin Corp of PA          16.71  142.81   11.75  144.54   19.43         0.24    1.34   22.43
PFSL  Pocahnts Fed, MHC of AR (47.0)(8)         NM   296.64   18.86  296.64     NM          0.90    2.00   62.07
PTRS  Potters Financial Corp of OH            15.55  169.14   15.18  169.14   15.81         0.20    1.05   16.26
PKPS  Poughkeepsie Fin. Corp. of NY(8)          NM   197.57   16.39  197.57     NM          0.24    2.11     NM
PHSB  Ppls Home SB, MHC of PA (45.0)            NM   190.45   25.03  190.45     NM          0.24    1.22   40.68
PRBC  Prestige Bancorp of PA                  22.53  113.47   12.38  113.47   23.07         0.20    1.03   23.26
PFNC  Progress Financial Corp. of PA          19.35  297.41   15.14     NM    25.53         0.12    0.65   12.63
PSBK  Progressive Bank, Inc. of NY(8)*        18.78  206.30   18.32  227.52   19.20         0.80    1.89   35.56
PROV  Provident Fin. Holdings of CA           22.12  128.85   14.91  128.85     NM          0.00    0.00    0.00
PULB  Pulaski SB, MHC of MO (29.8)(8)           NM      NM    57.85     NM      NM          1.10    2.22     NM
PLSK  Pulaski SB, MHC of NJ (46.0)              NM   184.65   22.04  184.65     NM          0.30    1.58   56.60
PULS  Pulse Bancorp of S. River NJ            14.39  186.09   15.25  186.09   14.24         0.80    3.00   43.24
QCFB  QCF Bancorp of Virginia MN              15.61  150.03   24.68  150.03   15.61         0.00    0.00    0.00
QCBC  Quaker City Bancorp of CA               18.02  145.45   12.55  145.45   18.75         0.00    0.00    0.00
QCSB  Queens County Bancorp of NY*            27.72     NM    40.23     NM    28.08         0.80    1.85   51.28
RARB  Raritan Bancorp of Raritan NJ*          17.12  216.97   16.41  220.19   17.44         0.60    2.12   36.36
REDF  RedFed Bancorp of Redlands CA(8)        13.89  171.67   14.33  172.27   13.51         0.00    0.00    0.00
RELY  Reliance Bancorp, Inc. of NY            20.21  190.76   16.32  280.24   19.29         0.72    1.89   38.30
RELI  Reliance Bancshares Inc of WI             NM   102.64   51.41  102.64     NM          0.00    0.00    0.00
RCBK  Richmond County Fin Corp of NY            NM   163.53   41.94  163.53     NM          0.00    0.00    0.00
RIVR  River Valley Bancorp of IN              21.70  133.45   16.97  135.37   25.99         0.20    1.01   21.98
RVSB  Riverview Bancorp of WA                   NM   173.13   39.36  179.38     NM          0.14    0.83   25.93
RSLN  Roslyn Bancorp, Inc. of NY*               NM   161.04   28.11  161.83   24.67         0.32    1.38   41.56
SCCB  S. Carolina Comm. Bnshrs of SC          28.48  140.63   29.09  140.63   28.48         0.64    2.84     NM
SBFL  SB Fngr Lakes MHC of NY (33.1)            NM   321.25   28.10  321.25     NM          0.20    1.03     NM

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia 22209
(703) 528-1700
                             Exhibit 1 (continued)
                     Weekly Thrift Market Line - Part Two
                          Prices As Of March 27, 1998


                                                             Key Financial Ratios                           Asset Quality Ratios
                                            ----------------------------------------------------------    -----------------------
                                                     Tang.      Reported Earnings       Core Earnings
                                            Equity/ Equity/  ----------------------    ---------------      NPAs   Resvs/  Resvs/
Financial Institution                       Assets  Assets   ROA(5)  ROE(5)  ROI(5)     ROA(5)  ROE(5)     Assets   NPAs    Loans
---------------------                       ------- ------- ------- ------- -------    ------- -------    ------- ------- -------
                                               (%)     (%)     (%)     (%)     (%)        (%)     (%)        (%)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
SFED  SFS Bancorp of Schenectady NY          12.29    12.29    0.62    4.91    3.59       0.60    4.74       0.84   53.36    0.58
SGVB  SGV Bancorp of W. Covina CA             7.55     7.44    0.33    4.42    3.23       0.39    5.12       1.23   26.58    0.42
SHSB  SHS Bancorp, Inc. of PA                13.56    13.56    0.75    5.58    4.76       0.75    5.58       1.20   43.23    0.79
SISB  SIS Bancorp, Inc. of MA*                7.24     7.24    0.65    8.83    3.38       0.88   12.06       0.47  279.99    2.67
SWCB  Sandwich Bancorp of MA(8)*              8.10     7.82    0.98   12.12    3.94       0.96   11.83       0.56  140.03    1.11
SFSL  Security First Corp. of OH              9.36     9.22    1.38   14.76    5.29       1.38   14.76       0.43  176.70    0.84
SKAN  Skaneateles Bancorp Inc of NY*          6.90     6.72    0.67    9.83    5.93       0.65    9.49       1.89   52.90    1.19
SOBI  Sobieski Bancorp of S. Bend IN         14.39    14.39    0.60    3.91    3.13       0.60    3.91       0.26   87.34    0.29
SOSA  Somerset Savings Bank of MA(8)*         6.64     6.64    1.15   18.37    7.29       1.12   17.86       4.86   29.23    1.83
SSFC  South Street Fin. Corp. of NC*         14.90    14.90    0.85    3.61    3.47       0.87    3.69       0.16  118.51    0.38
SCBS  Southern Commun. Bncshrs of AL         20.42    20.42    1.15    5.98    3.52       1.15    5.98       2.34   48.64    1.73
SMBC  Southern Missouri Bncrp of MO          16.60    16.60    0.85    5.22    3.78       0.81    4.98       0.83   58.44    0.66
SWBI  Southwest Bancshares of IL(8)          11.96    11.96    1.09    9.85    4.59       1.10    9.92       0.18  115.50    0.29
SVRN  Sovereign Bancorp, Inc. of PA           4.76     3.95    0.48   11.16    2.69       0.66   15.32       0.67   94.38    0.91
STFR  St. Francis Cap. Corp. of WI            8.27     7.38    0.78    9.58    5.22       0.75    9.21       0.30  126.18    0.81
SPBC  St. Paul Bancorp, Inc. of IL            9.17     9.14    1.08   12.20    5.58       1.09   12.29       0.24  308.50    1.06
SFFC  StateFed Financial Corp. of IA         17.66    17.66    1.27    7.17    5.00       1.27    7.17       1.74   14.72    0.33
SFIN  Statewide Fin. Corp. of NJ              9.36     9.34    0.81    8.36    5.12       0.81    8.36       0.38  104.03    0.84
STSA  Sterling Financial Corp. of WA          5.48     5.07    0.51   10.96    4.42       0.46    9.91       0.73   65.29    0.83
SFSB  SuburbFed Fin. Corp. of IL(8)           6.73     6.71    0.66   10.03    4.63       0.53    8.11       0.47   42.37    0.30
ROSE  T R Financial Corp. of NY*              6.27     6.27    0.98   15.68    5.55       0.87   14.01       0.52   74.90    0.72
THRD  TF Financial Corp. of PA                8.39     7.00    0.77    7.24    5.39       0.66    6.16       0.29  117.08    0.80
TPNZ  Tappan Zee Fin., Inc. of NY(8)         17.16    17.16    0.85    4.86    3.48       0.84    4.79       1.39   39.34    1.18
TSBK  Timberland Bancorp of WA               30.46    30.46    1.85    6.06    4.18       1.85    6.06       3.07   19.72    0.94
TRIC  Tri-County Bancorp of WY               15.37    15.37    1.02    6.67    5.60       1.05    6.85        NA      NA     1.01
TWIN  Twin City Bancorp, Inc. of TN          12.89    12.89    1.01    7.87    5.81       0.83    6.48       0.09  131.58    0.16
USAB  USABancshares, Inc of PA*               8.43     8.30    0.49    5.72    2.61       0.43    5.01       0.57   70.22    0.75
UCBC  Union Community Bancorp of IN          36.48    36.48    1.58    4.33    3.67       1.58    4.33        NA      NA     0.32
UFRM  United FSB of Rocky Mount NC(8)         7.23     7.23    0.65    8.66    3.08       0.42    5.62       1.06   88.10    1.10
UBMT  United Fin. Corp. of MT                24.01    24.01    1.41    6.09    4.52       1.40    6.04       0.48   15.21    0.22
UTBI  United Tenn. Bancshares of TN          24.48    24.48    1.25    5.10    4.26       1.25    5.10       0.93   74.91    1.29
VABF  Va. Beach Fed. Fin. Corp of VA          7.16     7.16    0.67    9.65    4.05       0.54    7.76       1.13   61.96    0.92
WHGB  WHG Bancshares of MD                   19.66    19.66    0.76    3.59    3.02       0.77    3.65       0.95   19.59    0.24
WSFS  WSFS Financial Corp. of DE*             5.72     5.69    1.12   20.56    6.10       1.10   20.25       1.39  117.68    3.15
WVFC  WVS Financial Corp. of PA              10.66    10.66    1.31   11.07    5.60       1.32   11.17       0.20  312.48    1.14
WRNB  Warren Bancorp of Peabody MA*          10.79    10.79    2.00   19.45    7.88       1.78   17.31       0.83  132.18    1.68
WSBI  Warwick Community Bncrp of NY*         23.76    23.76    1.04    4.37    3.10       1.04    4.37       0.69   67.04    0.80
WFSL  Washington Federal, Inc. of WA         12.89    11.90    1.88   15.54    7.33       1.85   15.32       0.60   69.21    0.56
WAMU  Washington Mutual, Inc. of WA*          5.35     4.98    0.50    9.55    1.72       0.92   17.75       0.83   83.12    0.99
WYNE  Wayne Bancorp, Inc. of NJ              12.57    12.57    0.76    5.59    3.23       0.76    5.59       0.92   87.82    1.20
WAYN  Wayne Svgs Bks MHC of OH (47.8)         9.48     9.48    0.75    8.07    2.80       0.70    7.49       0.45   83.22    0.46
WCFB  Wbstr Cty FSB MHC of IA (45.2)         23.50    23.50    1.45    6.21    3.29       1.45    6.21       0.06  652.54    0.70
WBST  Webster Financial Corp. of CT           5.44     4.75    0.54   10.34    3.32       0.82   15.76       0.65  114.22    1.34
WEFC  Wells Fin. Corp. of Wells MN           14.71    14.71    1.09    7.67    5.87       1.07    7.46        NA      NA      NA
WCBI  WestCo Bancorp, Inc. of IL             15.38    15.38    1.51    9.79    6.50       1.41    9.13       0.19  147.79    0.37
WSTR  WesterFed Fin. Corp. of MT             10.40     8.45    0.81    7.25    5.01       0.78    7.03       0.35  136.97    0.73
WOFC  Western Ohio Fin. Corp. of OH          13.87    12.94    0.37    2.65    2.35       0.43    3.09       0.44  115.19    0.66
WEHO  Westwood Hmstd Fin Corp of OH          22.45    22.45    0.67    2.33    2.14       1.05    3.68       0.12  171.61    0.23
FFWD  Wood Bancorp of OH                     12.80    12.80    1.44   11.41    4.34       1.29   10.26       0.39   93.94    0.44
YFCB  Yonkers Fin. Corp. of NY               13.54    13.54    1.04    7.04    5.16       1.03    6.97       0.49   71.78    0.82
YFED  York Financial Corp. of PA              8.86     8.86    0.96   11.17    4.96       0.80    9.31       2.24   29.20    0.75


                                                         Pricing Ratios                      Dividend Data(6)
                                            -----------------------------------------    -------------------------
                                                                     Price/  Price/        Ind.   Divi-
                                             Price/  Price/  Price/   Tang.   Core        Div./   dend    Payout
Financial Institution                       Earning   Book   Assets   Book  Earnings      Share   Yield   Ratio(7)
---------------------                       ------- ------- ------- ------- ---------    ------- ------- ---------
                                               (X)     (%)     (%)     (%)     (x)          ($)     (%)     (%)
NASDAQ Listed OTC Companies (continued)
---------------------------------------
SFED  SFS Bancorp of Schenectady NY           27.84  138.11   16.97  138.11   28.82         0.32    1.31   36.36
SGVB  SGV Bancorp of W. Covina CA               NM   134.27   10.14  136.24   26.71         0.00    0.00    0.00
SHSB  SHS Bancorp, Inc. of PA                 20.99  116.04   15.74  116.04   20.99         0.00    0.00    0.00
SISB  SIS Bancorp, Inc. of MA*                29.56  224.25   16.23  224.25   21.66         0.64    1.58   46.72
SWCB  Sandwich Bancorp of MA(8)*              25.40  293.57   23.77  304.12   26.02         1.40    2.20   56.00
SFSL  Security First Corp. of OH              18.91  268.50   25.13  272.40   18.91         0.32    1.42   26.89
SKAN  Skaneateles Bancorp Inc of NY*          16.86  159.02   10.98  163.41   17.46         0.28    1.43   24.14
SOBI  Sobieski Bancorp of S. Bend IN            NM   125.83   18.11  125.83     NM          0.32    1.54   49.23
SOSA  Somerset Savings Bank of MA(8)*         13.72  229.77   15.25  229.77   14.11         0.00    0.00    0.00
SSFC  South Street Fin. Corp. of NC*          28.79  170.05   25.34  170.05   28.14         0.40    3.23     NM
SCBS  Southern Commun. Bncshrs of AL          28.40  156.17   31.89  156.17   28.40         0.30    1.51   42.86
SMBC  Southern Missouri Bncrp of MO           26.47  136.61   22.68  136.61   27.78         0.50    2.22   58.82
SWBI  Southwest Bancshares of IL(8)           21.77  202.71   24.24  202.71   21.63         0.80    2.43   52.98
SVRN  Sovereign Bancorp, Inc. of PA             NM   311.51   14.81     NM    27.06         0.08    0.42   15.69
STFR  St. Francis Cap. Corp. of WI            19.15  178.78   14.79  200.53   19.91         0.56    1.24   23.83
SPBC  St. Paul Bancorp, Inc. of IL            17.92  209.74   19.24  210.43   17.80         0.40    1.56   27.97
SFFC  StateFed Financial Corp. of IA          20.00  139.30   24.60  139.30   20.00         0.20    1.43   28.57
SFIN  Statewide Fin. Corp. of NJ              19.54  162.13   15.18  162.47   19.54         0.44    1.89   36.97
STSA  Sterling Financial Corp. of WA          22.61  191.32   10.49  207.01   25.00         0.00    0.00    0.00
SFSB  SuburbFed Fin. Corp. of IL(8)           21.59  203.78   13.71  204.39   26.69         0.32    0.67   14.55
ROSE  T R Financial Corp. of NY*              18.02  259.31   16.26  259.31   20.17         0.68    1.92   34.52
THRD  TF Financial Corp. of PA                18.55  180.53   15.15  216.31   21.83         0.48    1.69   31.37
TPNZ  Tappan Zee Fin., Inc. of NY(8)          28.76  139.21   23.88  139.21   29.17         0.28    1.39   40.00
TSBK  Timberland Bancorp of WA                23.92  144.91   44.13  144.91   23.92         0.00    0.00    0.00
TRIC  Tri-County Bancorp of WY                17.86  116.03   17.83  116.03   17.41         0.40    2.91   51.95
TWIN  Twin City Bancorp, Inc. of TN           17.21  132.52   17.08  132.52   20.90         0.40    2.73   47.06
USAB  USABancshares, Inc of PA*                 NM   165.54   13.95  168.04     NM          0.00    0.00    0.00
UCBC  Union Community Bancorp of IN           27.26  117.99   43.04  117.99   27.26         0.30    1.90   51.72
UFRM  United FSB of Rocky Mount NC(8)           NM   266.57   19.27  266.57     NM          0.24    1.30   42.11
UBMT  United Fin. Corp. of MT                 22.13  133.40   32.03  133.40   22.31         1.00    3.70     NM
UTBI  United Tenn. Bancshares of TN           23.48  119.69   29.31  119.69   23.48         0.00    0.00    0.00
VABF  Va. Beach Fed. Fin. Corp of VA          24.70  228.56   16.37  228.56     NM          0.24    1.19   29.27
WHGB  WHG Bancshares of MD                      NM   124.69   24.51  124.69     NM          0.32    1.79   59.26
WSFS  WSFS Financial Corp. of DE*             16.39  310.78   17.79  312.57   16.64         0.00    0.00    0.00
WVFC  WVS Financial Corp. of PA               17.87  214.30   22.85  214.30   17.70         1.20    3.15   56.34
WRNB  Warren Bancorp of Peabody MA*           12.70  230.51   24.88  230.51   14.26         0.52    2.14   27.23
WSBI  Warwick Community Bncrp of NY*            NM   140.87   33.48  140.87     NM          0.00    0.00    0.00
WFSL  Washington Federal, Inc. of WA          13.65  200.50   25.85  217.31   13.85         0.87    3.08   42.03
WAMU  Washington Mutual, Inc. of WA*            NM      NM    19.79     NM      NM          1.16    1.56     NM
WYNE  Wayne Bancorp, Inc. of NJ                 NM   178.04   22.37  178.04     NM          0.20    0.67   20.62
WAYN  Wayne Svgs Bks MHC of OH (47.8)           NM   279.85   26.54  279.85     NM          0.62    2.07   73.81
WCFB  Wbstr Cty FSB MHC of IA (45.2)            NM   186.32   43.79  186.32     NM          0.80    4.05     NM
WBST  Webster Financial Corp. of CT             NM   248.30   13.52  284.72   19.74         0.80    1.15   34.63
WEFC  Wells Fin. Corp. of Wells MN            17.04  127.23   18.72  127.23   17.50         0.48    2.49   42.48
WCBI  WestCo Bancorp, Inc. of IL              15.38  148.99   22.91  148.99   16.51         0.68    2.31   35.60
WSTR  WesterFed Fin. Corp. of MT              19.95  134.33   13.98  165.33   20.59         0.48    1.85   36.92
WOFC  Western Ohio Fin. Corp. of OH             NM   111.16   15.41  119.10     NM          1.00    3.85     NM
WEHO  Westwood Hmstd Fin Corp of OH             NM   136.79   30.71  136.79   29.59         0.36    2.48     NM
FFWD  Wood Bancorp of OH                      23.03  254.98   32.63  254.98   25.63         0.34    1.66   38.20
YFCB  Yonkers Fin. Corp. of NY                19.36  132.82   17.98  132.82   19.55         0.28    1.42   27.45
YFED  York Financial Corp. of PA              20.14  214.36   19.00  214.36   24.17         0.52    2.05   41.27

                                   EXHIBIT 2

                       Peer Group Core Earnings Analysis

RP FINANCIAL, LC.
-----------------------------------------
Financial Services Industry Consultants
1700 North Moore Street, Suite 2210
Arlington, Virginia  22209
(703) 528-1700

                            Core Earnings Analysis
                        Comparable Institution Analysis
                 For the Twelve Months Ended December 31, 1997


                                                                                               Estimated
                                            Net Income   Less: Net    Tax Effect   Less: Extd  Core Income                Estimated
                                            to Common   Gains(Loss)      @ 34%        Items    to Common     Shares       Core EPS
                                            ----------  -----------   ----------   ----------  -----------   ----------   ---------
                                               ($000)       ($000)       ($000)       ($000)      ($000)       ($000)        ($)
Comparable Group
----------------

CMSV  Commty. Svgs, MHC of FL (48.5)             5,356         -612          208            0        4,952        5,095        0.97
FFFL  Fidelity Bcsh MHC of FL (47.7)(1)          6,313       -1,464          498            0        5,347        6,783        0.79
SKBO  First Carnegie MHC of PA(45.0)               937          184          -63            0        1,058        2,300        0.46
FFSX  First FSB MHC Sxld of IA(46.1)             3,383         -179           61            0        3,265        2,834        1.15
GDVS  Greater DV SB, MHC of PA (19.9)            2,037            0            0            0        2,037        3,273        0.62
HARS  Harris Fin. MHC of PA (24.3)              17,771       -3,697        1,257            0       15,331       33,790        0.45
JXSB  Jcksnville SB, MHC of IL (45.6)              976         -299          102            0          779        1,908        0.41
LFED  Leeds FSB, MHC of MD (36.3)                3,429            0            0            0        3,429        5,182        0.66
NWSB  Northwest SB, MHC of PA (30.7)            19,410          433         -147            0       19,696       46,798        0.42
PBHC  Pathfinder BC MHC of NY (46.1)             1,851         -268           91            0        1,674        2,875        0.58
PBCT  Peoples Bank, MHC of CT (40.1)            92,400      -59,700       20,298            0       52,998       61,162        0.87
PHSB  Ppls Home SB, MHC of PA (45.0)             1,637         -144           49            0        1,542        2,760        0.56
PLSK  Pulaski SB, MHC of NJ (46.0)               1,120            0            0            0        1,120        2,108        0.53
SBFL  SB Fngr Lakes MHC of NY (33.1)               847         -158           54            0          743        3,570        0.21
WAYN  Wayne Svgs Bks MHC of OH (47.8)            1,889         -207           70            0        1,752        2,257        0.78
WCFB  Wbstr Cty FSB MHC of IA (45.2)             1,364            0            0            0        1,364        2,109        0.65

(1) Financial information is for the quarter ending September 30, 1997.

Source: Audited and unaudited financial statements, corporate reports and offering circulars, and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 1997 by RP Financial, LC.

                                   EXHIBIT 3

                Pro Forma Analysis Sheet: Fully Converted Basis

                                                             EXHIBIT 3
                                                     PRO FORMA ANALYSIS SHEET
                                                Baltimore County Savings Bank, FSB
                                                    Prices as of March 27, 1998


                                                                                                                     All Savings
                                                                   Peer Group               Maryland Companies       Institutions
                                                             ------------------------   ------------------------  -----------------
    Price Multiple               Symbol         Subject (1)      Mean          Median      Mean           Median         Mean
    --------------               ------         -----------      ----          ------      ----           ------         ----
    Price--earnings ratio         P/E              16.23x        23.49x        23.81x     18.85x           15.92x       20.36x

    Price--book ratio         =   P/B              72.34%       108.17%       104.43%    160.53%          148.49%      167.77%

    Price--assets ratio       =   P/A              15.95%        26.04%        24.50%     16.71%           15.44%       21.34%

    Valuation Parameters
    --------------------
    Pre-Conversion Earnings (Y)              $2,027,000      ESOP Stock Purchases (E)                 8.00% (5)
    Pre-Conversion Book Value (B)           $24,516,000      Cost of ESOP Borrowings (S)              0.00% (4)
    Pre-Conv. Tang. Book Value (B)          $24,471,000      ESOP Amortization (T)                   10.00 years
    Pre-Conversion Assets (A)              $250,582,000      RRP Amount (M)                           4.00%
    Reinvestment Rate (2)(R)                      3.34%      RRP Vesting (N)                          5.00 years (5)
    Est. Conversion Expenses (3)(X)               2.00%      Foundation (F)                           1.65%
    Tax rate (TAX)                               39.00%      Tax Benefit (Z)                       292,500
                                                             Percentage Sold (PCT)                  100.00%

    Calculation of Pro Forma Value After Conversion
    -----------------------------------------------
    1.    V=             P/E * (Y)                                                V=      $46,250,000
             -------------------------------------------------------------
               1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

    2.    V=             P/B  *  (B+Z)                                            V=      $46,250,000
             --------------------------
               1 - P/B * PCT * (1-X-E-M-F)

    3.    V=             P/A * (A+Z)                                              V=      $46,250,000
             -------------------------------------------
               1 - P/A * PCT * (1-X-E-M-F)

                                                                                   Shares                           Aggregate
                                 Shares Sold to     Price Per  Gross Offering     Issued To     Total Shares       Market Value
    Conclusion                       Public           Share       Proceeds        Foundation       Issued         of Stock Issued
    ----------                       ------           -----      -----------      ----------       ------         ---------------
    Minimum                         3,867,500         10.00      $38,675,000         63,750        3,931,250        39,312,500
    Midpoint                        4,550,000         10.00       45,500,000         75,000        4,625,000        46,250,000
    Maximum                         5,232,500         10.00       52,325,000         86,250        5,318,750        53,187,500
    Supermaximum                    6,017,375         10.00       60,173,750         99,187        6,116,562        61,165,620

    -------------------------------------------------------------------
    (1) Pricing ratios shown reflect the midpoint value.
    (2) Net return reflects a reinvestment rate of 5.48 percent, and a tax rate of 39.00 percent.
    (3) Offering expenses shown at estimated midpoint value.
    (4) No cost is applicable since holding company will fund the ESOP loan.
    (5) ESOP and MRP amortize over 10 years and 5 years, respectively; amortization expenses tax effected at 39.00 percent.

                                   EXHIBIT 4

        Pro Forma Effect of Conversion Proceeds: Fully Converted Basis

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                       Baltimore County Savings Bank, FSB
                                 At the Minimum



1.     Offering Proceeds                                                                                                $38,675,000
       Less: Estimated Offering Expenses                                                                                    773,500
                                                                                                                            -------
       Net Conversion Proceeds                                                                                          $37,901,500


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                          $37,901,500
       Less: Capital Expenditures                                                                                         1,250,000
       Less: Non-Cash Stock Purchases (1)                                                                                 4,641,000
                                                                                                                          ---------
       Net Proceeds Reinvested                                                                                          $32,010,500
       Estimated net incremental rate of return                                                                               3.34%
                                                                                                                              -----
       Earnings Increase                                                                                                 $1,070,047
           Less: Estimated cost of ESOP borrowings (2)                                                                            0
           Less: Amortization of ESOP borrowings (3)                                                                        188,734
           Less: Recognition Plan Vesting (4)                                                                               188,734
                                                                                                                            -------
       Net Earnings Increase                                                                                               $692,579

                                                                                                      Net
                                                                                 Before             Earnings              After
3.     Pro Forma Earnings                                                      Conversion           Increase            Conversion
                                                                               ----------           --------            ----------
       12 Months ended December 31, 1997 (reported)                             $2,027,000            $692,579           $2,719,579
       12 Months ended December 31, 1997 (core)                                 $1,798,000            $692,579           $2,490,579
                                                                 Before          Net Cash       Tax Benefit (5)            After
4.     Pro Forma Net Worth                                     Conversion        Proceeds       Of Contribution          Conversion
                                                               ----------        --------       ---------------          ----------
       December 31, 1997,                                     $24,516,000      $33,260,500            $248,625          $58,025,125
       December 31, 1997 (Tangible)                           $24,471,000      $33,260,500            $248,625          $57,980,125
                                                                Before          Net Cash       Tax Benefit (5)            After
5.     Pro Forma Assets                                       Conversion        Proceeds       Of Contribution          Conversion
                                                              ----------        --------       -----------------        ----------
       December 31, 1997,                                    $250,582,000      $33,260,500            $248,625         $284,091,125

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 4
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                       Baltimore County Savings Bank, FSB
                                 At the Midpoint



1.     Offering Proceeds                                                                                             $45,500,000
       Less: Estimated Offering Expenses                                                                                 910,000
                                                                                                                         -------
       Net Conversion Proceeds                                                                                       $44,590,000


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                       $44,590,000
       Less: Capital Expenditures                                                                                      1,250,000
       Less: Non-Cash Stock Purchases (1)                                                                              5,460,000
                                                                                                                       ---------
       Net Proceeds Reinvested                                                                                       $37,880,000
       Estimated net incremental rate of return                                                                            3.34%
                                                                                                                           -----
       Earnings Increase                                                                                              $1,266,253
           Less: Estimated cost of ESOP borrowings (2)                                                                         0
           Less: Amortization of ESOP borrowings (3)                                                                     222,040
           Less: Recognition Plan Vesting (4)                                                                            222,040
                                                                                                                         -------
       Net Earnings Increase                                                                                            $822,173

                                                                                                   Net
                                                                             Before             Earnings              After
3.     Pro Forma Earnings                                                  Conversion           Increase            Conversion
                                                                           ----------           --------            ----------
       12 Months ended December 31, 1997 (reported)                          $2,027,000            $822,173           $2,849,173
       12 Months ended December 31, 1997 (core)                              $1,798,000            $822,173           $2,620,173
                                                                 Before       Net Cash       Tax Benefit (5)            After
4.     Pro Forma Net Worth                                     Conversion     Proceeds       Of Contribution          Conversion
                                                               ----------    ---------       ---------------          ----------
       December 31, 1997,                                     $24,516,000   $39,130,000            $292,500          $63,938,500
       December 31, 1997 (Tangible)                           $24,471,000   $39,130,000            $292,500          $63,893,500
                                                                 Before       Net Cash       Tax Benefit (5)            After
5.     Pro Forma Assets                                        Conversion     Proceeds       Of Contribution          Conversion
                                                               ----------     --------       ---------------          ----------
       December 31, 1997,                                    $250,582,000   $39,130,000            $292,500         $290,004,500

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                   Exhibit 4
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                      Baltimore County Savings Bank, FSB
                                At the Maximum

1.     Offering Proceeds                                                                                               $52,325,000
       Less: Estimated Offering Expenses                                                                                 1,046,500
                                                                                                                         ---------
       Net Conversion Proceeds                                                                                         $51,278,500

2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                         $51,278,500
       Less: Capital Expenditures                                                                                        1,250,000
       Less: Non-Cash Stock Purchases (1)                                                                                6,279,000
                                                                                                                         ---------
       Net Proceeds Reinvested                                                                                         $43,749,500
       Estimated net incremental rate of return                                                                              3.34%
                                                                                                                             -----
       Earnings Increase                                                                                                $1,462,458
           Less: Estimated cost of ESOP borrowings (2)                                                                           0
           Less: Amortization of ESOP borrowings (3)                                                                       255,346
           Less: Recognition Plan Vesting (4)                                                                              255,346
                                                                                                                           -------
       Net Earnings Increase                                                                                              $951,766

                                                                                                       Net
                                                                                Before               Earnings             After
3.     Pro Forma Earnings                                                     Conversion             Increase           Conversion
                                                                              ----------             --------           ----------
       12 Months ended December 31, 1997 (reported)                           $2,027,000             $951,766           $2,978,766
       12 Months ended December 31, 1997 (core)                               $1,798,000             $951,766           $2,749,766

                                                                Before        Net Cash          Tax Benefit (5)          After
4.     Pro Forma Net Worth                                    Conversion      Proceeds          Of Contribution        Conversion
                                                              ----------      --------          ---------------        ----------
       December 31, 1997,                                     $24,516,000    $44,999,500            $336,375          $69,851,875
       December 31, 1997 (Tangible)                           $24,471,000    $44,999,500            $336,375          $69,806,875

                                                                Before        Net Cash          Tax Benefit (5)         After
5.     Pro Forma Assets                                       Conversion      Proceeds          Of Contribution        Conversion
                                                              ----------      --------          ---------------        ----------
       December 31, 1997,                                    $250,582,000    $44,999,500            $336,375          $295,917,875

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                   Exhibit 4
                    PRO FORMA EFFECT OF CONVERSION PROCEEDS
                      Baltimore County Savings Bank, FSB
                           At the Supermaximum Value

1.     Offering Proceeds                                                                                             $60,173,750
       Less: Estimated Offering Expenses                                                                               1,203,475
                                                                                                                       ---------
       Net Conversion Proceeds                                                                                       $58,970,275


2.     Estimated Additional Income from Conversion Proceeds

       Net Conversion Proceeds                                                                                       $58,970,275
       Less: Capital Expenditures                                                                                      1,250,000
       Less: Non-Cash Stock Purchases (1)                                                                              7,220,850
                                                                                                                       ---------
       Net Proceeds Reinvested                                                                                       $50,499,425
       Estimated net incremental rate of return                                                                            3.34%
                                                                                                                           -----
       Earnings Increase                                                                                              $1,688,095
           Less: Estimated cost of ESOP borrowings (2)                                                                         0
           Less: Amortization of ESOP borrowings (3)                                                                     293,648
           Less: Recognition Plan Vesting (4)                                                                            293,648
                                                                                                                         -------
       Net Earnings Increase                                                                                          $1,100,799

                                                                                                    Net
                                                                                Before            Earnings              After
3.     Pro Forma Earnings                                                     Conversion          Increase            Conversion
                                                                              ----------          --------            ----------
       12 Months ended December 31, 1997 (reported)                           $2,027,000         $1,100,799           $3,127,799
       12 Months ended December 31, 1997 (core)                               $1,798,000         $1,100,799           $2,898,799

                                                                Before        Net Cash        Tax Benefit (5)           After
4.     Pro Forma Net Worth                                    Conversion      Proceeds        Of Contribution         Conversion
                                                              ----------      --------        ---------------         ----------
       December 31, 1997,                                     $24,516,000    $51,749,425           $386,831          $76,652,256
       December 31, 1997 (Tangible)                           $24,471,000    $51,749,425           $386,831          $76,607,256
                                                               Before         Net Cash        Tax Benefit (5)           After
5.     Pro Forma Assets                                       Conversion      Proceeds        Of Contribution         Conversion
                                                              ----------      --------        ---------------         ----------
       December 31, 1997,                                    $250,582,000    $51,749,425           $386,831         $302,718,256

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                   EXHIBIT 5

               Pro Forma Analysis Sheet: Minority Stock Offering

                                    EXHIBIT 5
                            PRO FORMA ANALYSIS SHEET
                       Baltimore County Savings Bank, FSB
                           Prices as of March 27, 1998

                                                                                                                        All Savings
                                                                        Peer Group            Maryland Companies       Institutions
                                                                ------------------------   -------------------------   ------------
    Price Multiple                     Symbol     Subject (1)         Mean       Median       Mean           Median          Mean
    --------------                     ------     -----------         ----       ------       ----           ------          ----
    Price-earnings ratio                P/E            20.16 x       26.66x       26.66x     18.85x           15.92x        20.36x

    Price-book ratio           =        P/B           118.30%       243.14%      254.09%    160.53%          148.89%       167.77%

    Price-assets ratio         =        P/A            17.44%        30.68%       28.25%     16.71%           15.44%        21.34%


    Valuation Parameters
    --------------------
    Pre-Conversion Earnings (2)(Y)           $2,019,000          ESOP Stock Purchases (E)                 8.00% (6)
    Pre-Conversion Book Value (2)(B)        $24,266,000          Cost of ESOP Borrowings (S)              0.00% (5)
    Pre-Conv. Tang. Book Value (2)(B)       $24,221,000          ESOP Amortization (T)                    10.00 years
    Pre-Conversion Assets (2)(A)           $250,332,000          RRP Amount (M)                           4.00%
    Reinvestment Rate (3)(R)                      3.34%          RRP Vesting (N)                           5.00 years (6)
    Est. Conversion Expenses (4)(X)               3.84%          Foundation (F)                           4.34%
    Tax rate (TAX)                               39.00%          Tax Benefit (Z)                        292,500
                                                                 Percentage Sold (PCT)                   39.01%



    Calculation of Pro Forma Value After Conversion
    -----------------------------------------------

    1.    V=             P/E * (Y)                                                V=      $46,250,000
             -------------------------------------------------------------
               1 - P/E * PCT * ((1-X-E-M-F)*R - (1-TAX)*E/T - (1-TAX)*M/N)

    2.    V=             P/B  *  (B+Z)                                            V=      $46,250,000
             -------------------------
               1 - P/B * PCT * (1-X-E-M-F)

    3.    V=             P/A * (A+Z)                                              V=      $46,250,000
             -------------------------
               1 - P/A * PCT * (1-X-E-M-F)


                                                                                         Shares                        Aggregate
                   Shares Issued to   Shares Sold to    Price Per     Gross Offering    Issued To    Total Shares     Market Value
Conclusion              MHC              Public           Share          Proceeds       Foundation      Issued       of Stock Issued
-----------             ---              ------           -----          --------       ----------      ------       ---------------
Minimum                 2,386,600        1,469,650          10.00        $14,696,500        75,000       1,544,650        15,446,500
Midpoint                2,821,000        1,729,000          10.00         17,290,000        75,000       1,804,000        18,040,000
Maximum                 3,255,400        1,988,350          10.00         19,883,500        75,000       2,063,350        20,633,500
Supermaximum            3,754,960        2,286,602          10.00         22,866,020        75,000       2,361,602        23,616,020

-------------------------------------------------------------------
(1) Pricing ratios shown reflect the midpoint value.
(2) Reflects $250,000 retained by the MHC, assumed to earn the reinvestment rate of 5.48 percent and a tax rate of 39.0 percent.
(3) Net return reflects a reinvestment rate of 5.48 percent, and a tax rate of
    39.00 percent.
(4) Offering expenses shown at estimated midpoint value.
(5) No cost is applicable since holding company will fund the ESOP loan.
(6) ESOP and MRP amortize over 10 years and 5 years, respectively; amortization expenses tax effected at 39.00 percent.

                                   EXHIBIT 6

                  Pro Forma Effects: Minority Stock Offering

                                    Exhibit 6
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                       Baltimore County Savings Bank, FSB
                                 At the Minimum




1.    Offering Proceeds                                                                                    $14,696,500
      Less: Estimated Offering Expenses                                                                        641,000
                                                                                                               -------
      Net Conversion Proceeds                                                                              $14,055,500


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                                                              $14,055,500
      Less: Planned Capital Expenditures                                                                     1,250,000
      Less: Non-Cash Stock Purchases (1)                                                                     1,763,580
                                                                                                             ---------
      Net Proceeds Reinvested                                                                              $11,041,920
      Estimated net incremental rate of return                                                                   3.34%
                                                                                                                 -----
      Earnings Increase                                                                                       $369,109
          Less: Estimated cost of ESOP borrowings (2)                                                                0
          Less: Amortization of ESOP borrowings (3)                                                             71,719
          Less: Recognition Plan Vesting (4)                                                                    71,719
                                                                                                                ------
      Net Earnings Increase                                                                                   $225,671

                                                                                            Net
                                                                    Before               Earnings            After
3.    Pro Forma Earnings                                          Conversion             Increase         Conversion
                                                                  ----------             --------         ----------
      12 Months ended December 31, 1997 (reported)                 $2,019,000               $225,671        $2,244,671
      12 Months ended December 31, 1997 (core)                     $1,790,000               $225,671        $2,015,671
                                                   Before          Net Cash           Tax Benefit (5)        After
4.    Pro Forma Net Worth                        Conversion        Proceeds          Of Contribution      Conversion
                                                 ----------        --------          ---------------      ----------
      December 31, 1997                          $24,266,000      $12,291,920               $248,625       $36,806,545
      December 31, 1997 (Tangible)               $24,221,000      $12,291,920               $248,625       $36,761,545
                                                   Before          Net Cash           Tax Benefit (5)        After
5.    Pro Forma Assets                           Conversion        Proceeds          Of Contribution      Conversion
                                                 ----------        --------          ---------------      ----------
      December 31, 1997                         $250,332,000      $12,291,920               $248,625      $262,872,545

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 6
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                       Baltimore County Savings Bank, FSB
                                 At the Midpoint


1.    Offering Proceeds                                              $17,290,000
      Less: Estimated Offering Expenses                                  677,000
                                                                         -------
      Net Conversion Proceeds                                        $16,613,000


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                        $16,613,000
      Less: Planned Capital Expenditures                               1,250,000
      Less: Non-Cash Stock Purchases (1)                               2,074,800
                                                                       ---------
      Net Proceeds Reinvested                                        $13,288,200
      Estimated net incremental rate of return                             3.34%
                                                                           -----
      Earnings Increase                                                 $444,198
          Less: Estimated cost of ESOP borrowings (2)                          0
          Less: Amortization of ESOP borrowings (3)                       84,375
          Less: Recognition Plan Vesting (4)                              84,375
                                                                          ------
      Net Earnings Increase                                             $275,448

                                                                                            Net
                                                                    Before               Earnings            After
3.    Pro Forma Earnings                                          Conversion             Increase         Conversion
                                                                  ----------             --------         ----------
      12 Months ended December 31, 1997 (reported)                   $2,019,000               $275,448        $2,294,448
      12 Months ended December 31, 1997 (core)                       $1,790,000               $275,448        $2,065,448
                                                   Before          Net Cash          Tax Benefit (5)         After
4.    Pro Forma Net Worth                        Conversion        Proceeds          Of Contribution      Conversion
                                                 ----------        --------          ---------------      ----------
      December 31, 1997                            $24,266,000      $14,538,200               $292,500       $39,096,700
      December 31, 1997 (Tangible)                 $24,221,000      $14,538,200               $292,500       $39,051,700
                                                   Before          Net Cash          Tax Benefit (5)         After
5.    Pro Forma Assets                           Conversion        Proceeds          Of Contribution      Conversion
                                                 ----------        --------          ---------------      ----------
      December 31, 1997                           $250,332,000      $14,538,200               $292,500      $265,162,700

(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 6
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                       Baltimore County Savings Bank, FSB
                                 At the Maximum

1.    Offering Proceeds                                              $19,883,500
      Less: Estimated Offering Expenses                                  750,000
                                                                         -------
      Net Conversion Proceeds                                        $19,133,500


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                        $19,133,500
      Less: Planned Capital Expenditures                               1,250,000
      Less: Non-Cash Stock Purchases (1)                               2,386,020
                                                                       ---------
      Net Proceeds Reinvested                                        $15,497,480
      Estimated net incremental rate of return                             3.34%
                                                                           -----
      Earnings Increase                                                 $518,050
          Less: Estimated cost of ESOP borrowings (2)                          0
          Less: Amortization of ESOP borrowings (3)                       97,031
          Less: Recognition Plan Vesting (4)                              97,031
                                                                          ------
      Net Earnings Increase                                             $323,987


                                                                    Before               Earnings            After
3.    Pro Forma Earnings                                          Conversion             Increase         Conversion
                                                                  ----------             --------         ----------
      12 Months ended December 31, 1997 (reported)                   $2,019,000               $323,987        $2,342,987
      12 Months ended December 31, 1997 (core)                       $1,790,000               $323,987        $2,113,987
                                                   Before          Net Cash          Tax Benefit (5)         After
4.    Pro Forma Net Worth                        Conversion        Proceeds          Of Contribution      Conversion
                                                 ----------        --------          ---------------      ----------
      December 31, 1997                            $24,266,000      $16,747,480               $292,500       $41,305,980
      December 31, 1997 (Tangible)                 $24,221,000      $16,747,480               $292,500       $41,260,980
                                                   Before          Net Cash          Tax Benefit (5)         After
5.    Pro Forma Assets                           Conversion        Proceeds          Of Contribution      Conversion
                                                 ----------        --------          ---------------      ----------
      December 31, 1997                           $250,332,000      $16,747,480               $292,500      $267,371,980


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                    Exhibit 6
                     PRO FORMA EFFECT OF CONVERSION PROCEEDS
                              Lockport Savings Bank
                            At the Supermaximum Value


1.    Offering Proceeds                                              $22,866,020
      Less: Estimated Offering Expenses                                  754,000
                                                                         -------
      Net Conversion Proceeds                                        $22,112,020


2.    Estimated Additional Income from Conversion Proceeds

      Net Conversion Proceeds                                        $22,112,020
      Less: Cash Contribution to Foundation                              457,320
      Less: Non-Cash Stock Purchases (1)                               2,743,922
                                                                       ---------
      Net Proceeds Reinvested                                        $18,910,777
      Estimated net incremental rate of return                             3.34%
                                                                           -----
      Earnings Increase                                                 $632,149
          Less: Estimated cost of ESOP borrowings (2)                          0
          Less: Amortization of ESOP borrowings (3)                      111,586
          Less: Recognition Plan Vesting (4)                             111,586
                                                                         -------
      Net Earnings Increase                                             $408,977


                                                                                           Net
                                                                    Before               Earnings            After
3.    Pro Forma Earnings                                          Conversion             Increase         Conversion
                                                                  ----------             --------         ----------
      12 Months ended December 31, 1997 (reported)                   $2,019,000               $408,977        $2,427,977
      12 Months ended December 31, 1997 (core)                       $1,790,000               $408,977        $2,198,977
                                                   Before          Net Cash            Tax Benefit (5)       After
4.    Pro Forma Net Worth                        Conversion        Proceeds            Of Contribution     Conversion
                                                 ----------        --------            ---------------     ----------
      December 31, 1997                            $24,266,000      $18,910,777               $386,831       $43,563,608
      December 31, 1997 (Tangible)                 $24,221,000      $18,910,777               $386,831       $43,518,608
                                                   Before          Net Cash            Tax Benefit (5)       After
5.    Pro Forma Assets                           Conversion        Proceeds            Of Contribution     Conversion
                                                 ----------        --------            ---------------     ----------
      December 31, 1997                           $250,332,000      $18,910,777               $386,831      $269,629,608


(1) Includes ESOP and MRP stock purchases equal to 8.0 and 4.0 percent of the offering, respectively.
(2) ESOP stock purchases are internally financed by a loan from the holding company.
(3) ESOP borrowings are amortized over 10 years, amortization expense is tax-effected at a 39.00 percent rate.
(4) MRP is amortized over 5 years, and amortization expense is tax effected at
    39.00 percent.
(5) Reflects tax benefit of stock contribution to the Foundation.

                                   EXHIBIT 7

                         Firm Qualifications Statement

RP FINANCIAL, LC.
------------------------------------------
Financial Services Industry Consultants             FIRM QUALIFICATION STATEMENT

RP Financial provides financial and management consulting and valuation services to the financial services industry nationwide, particularly federally-insured financial institutions. RP Financial establishes long-term client relationships through its wide array of services, emphasis on quality and timeliness, hands-on involvement by our principals and senior consulting staff, and careful structuring of strategic plans and transactions. RP Financial's staff draws from backgrounds in consulting, regulatory agencies and investment banking, thereby providing our clients with considerable resources.

STRATEGIC AND CAPITAL PLANNING

RP Financial's strategic and capital planning services are designed to provide effective workable plans with quantifiable results. Through a program known as SAFE (Strategic Alternatives Financial Evaluations), RP Financial analyzes strategic options to enhance shareholder value or other established objectives. Our planning services involve conducting situation analyses; establishing mission statements, strategic goals and objectives; and identifying strategies for enhancement of franchise value, capital management and planning, earnings improvement and operational issues. Strategy development typically includes the following areas: capital formation and management, asset/liability targets, profitability, return on equity and market value of stock. Our proprietary financial simulation model provides the basis for evaluating the financial impact of alternative strategies and assessing the feasibility/compatibility of such strategies with regulations and/or other guidelines.

MERGER AND ACQUISITION SERVICES

RP Financial's merger and acquisition (M&A) services include targeting candidates and potential acquirors, assessing acquisition merit, conducting detailed due diligence, negotiating and structuring transactions, preparing merger business plans and financial simulations, rendering fairness opinions and assisting in implementing post-acquisition strategies. Through our financial simulations, comprehensive in-house data bases, valuation expertise and regulatory knowledge, RP Financial's M&A consulting focuses on structuring transactions to enhance shareholder returns.

VALUATION SERVICES

RP Financial's extensive valuation practice includes valuations for a variety of purposes including mergers and acquisitions, mutual-to-stock conversions, ESOPs, subsidiary companies, mark-to-market transactions, loan and servicing portfolios, non-traded securities, core deposits, FAS 107 (fair market value disclosure), FAS 122 (loan servicing rights) and FAS 123 (stock options). Our principals and staff are highly experienced in performing valuation appraisals which conform with regulatory guidelines and appraisal industry standards. RP Financial is the nation's leading valuation firm for mutual-to-stock conversions of thrift institutions.

OTHER CONSULTING SERVICES AND DATA BASES

RP Financial offers a variety of other services including branching strategies, feasibility studies and special research studies, which are complemented by our quantitative and computer skills. RP Financial's consulting services are aided by its in-house data base resources for commercial banks and savings institutions and proprietary valuation and financial simulation models.

YEAR 2000 SERVICES

RP Financial, through a relationship with a computer research and development company with a proprietary methodology, offers Year 2000 advisory and conversion services to financial institutions which are more cost effective and less disruptive than most other providers of such service.

RP Financial's Key Personnel (Years of Relevant Experience)

  Ronald S. Riggins, Managing Director (18)
  William E. Pommerening, Managing Director (14)
  Gregory E. Dunn, Senior Vice President (16)
  James P. Hennessey, Senior Vice President (13)
  James J. Oren, Senior Vice President (11)